UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2020 ANNUAL REPORT

October 31, 2020

BALANCED FUND

MID-CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Bond and Domestic Equity Market Overviews

October 31, 2020 (Unaudited)

Domestic Bond Market Overview

During the 12 months ended October 31, 2020, the Federal Reserve (the “Fed”) once again lowered interest rates to near zero in response to an economic crisis. The first experiment with extremely low rates occurred during the Financial Crisis of 2008 when the Banking sector froze. This time, the coronavirus pandemic led to a nationwide economic freeze. As the virus overwhelmed the U.S. in early 2020, the Fed lowered rates to a range of 0.00% to 0.25%, and the Fed and the U.S. government unleashed trillions of dollars of stimulus to blunt the shock from the economic shutdown.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 6.19% during the period as the yield on the index declined from 2.2% to 1.2%. The 10-year Treasury yield declined from nearly 2% down to 0.8% and traded at a record low of 0.3% during the trough of the crisis. As recently as February 2020, the S&P 500 Index closed at an all-time high; however, by the end of March 2020, it was down 20% year to date and had officially entered bear-market territory.

March was a record month for all the wrong reasons. The CBOE Volatility Index registered the highest reading since 2009. Oil markets had their worst month since oil futures started trading in 1983, as the West Texas Intermediate (“WTI”) crude oil benchmark fell 55%. At one point, the WTI futures contract traded with a negative price as participants struggled to find limited storage capacity. Investment-grade corporate bonds declined 7.5%, their worst monthly performance in history.

The Fed’s trillions in stimulus dwarfed all previous policy accommodations. The huge wave of money led to a rapid turnaround of investor sentiment and a rebound in nearly all markets. Congress also did its part by expanding unemployment benefits and providing financing to cash-starved companies, among other programs.

Given the unprecedented response, the markets made a roaring comeback in the second quarter of 2020 with investment-grade returns of 9.3% and the S&P 500 Index up more than 20%. Countries around the world gradually began to reopen their economies – and the corporate bond market surged with immense volume, allowing issuers to raise large amounts of liquidity. Despite investors’ initial concern about the impact of the virus, the sheer volume of money injected into the system brought the markets back to life. Unfortunately, not all companies could be saved. By period end, a rising number of distressed credits and corporate defaults overtook the worst-affected sectors.

During the period under review, the U.S. Treasuries sector returned 6.95%, agency-backed mortgages returned 3.95% and investment-grade corporate bonds returned 7.05%, according to the Bloomberg Barclays U.S. Aggregate Bond Index.

The period ended on a positive note near the eve of the U.S. presidential election and with widespread optimism that breakthroughs in vaccine development were on the verge of being announced.

Domestic Equity Market Overview

For the 12 months ended October 31, 2020, U.S. equity markets have experienced volatility not seen since the Great Depression. Initially propelled higher toward the end of 2019, equities dramatically reversed course in the first quarter of 2020 due to the COVID-19 pandemic. After their dramatic decline, equities have staged a powerful rebound that has been almost entirely driven by mega-cap growth and momentum stocks. In this environment, the S&P 500 Index was up 9.71% and the Russell 1000 Index was up 10.87%. Mid- and small-cap stocks fared slightly worse with the Russell Midcap Index up 4.12% and the Russell 2000 Index down -0.14%.

Growth outperformed Value across all market capitalizations as investors shunned all things cyclical in their single-minded pursuit of growth. In the process, they bid up valuations of a narrow group of favorites to record levels. The price-to-forward earnings valuations for expensive stocks reached 60 times earnings as compared to the

Domestic Bond and Domestic Equity Market Overviews

October 31, 2020 (Unaudited)

price-to-forward earnings valuations of six-and-a-half times earnings for cheap stocks. Momentum in the Growth names was key in further widening valuation dispersions between cheap and expensive stocks to record levels, surpassing the dispersion levels of the 1999-2000 internet bubble by a wide margin.

Six of the largest momentum stocks in the Information Technology and Consumer Discretionary sectors accounted for 36% of the market capitalization of the Russell 1000 Index and virtually all of its performance. On the downside, the Energy, Financials and Real Estate sectors fell sharply. As investors avoided cyclical business at all costs, record-wide valuation dispersions like those mentioned above occurred.

Faced with a rapidly collapsing economy in the second quarter due to the pandemic-related shutdown, the Fed and the federal government initiated massive stimulus programs aimed at supporting both businesses and individuals. The programs initially had a dramatic effect, helping economic activity recover somewhat from levels last seen in the second quarter of 2017.

In summary, despite the pandemic and economic uncertainties, the equity markets have continued to recover as investors increasingly look through the current recession toward recovery for physical and fiscal health. Highly valued growth stocks and heavily discounted cyclical businesses have set the stage for a possible rotation to cheaper stocks as they show stronger earnings growth in a recovering economy.

American Beacon Balanced FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon Balanced Fund (the “Fund”) returned -4.41% for the twelve months ended October 31, 2020, underperforming the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Aggregate Bond Index return of -1.54% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2010 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2010- 10/31/2020
R5 Class** (1,7)	AADBX	(4.14)%	2.34%	5.10%	7.25%	20,134
Y Class (1,2,7)	ACBYX	(4.17)%	2.30%	5.07%	7.18%	19,998
Investor Class (1,7)	AABPX	(4.41)%	2.05%	4.78%	6.91%	19,505
Advisor Class (1,7)	ABLSX	(4.65)%	1.87%	4.60%	6.72%	19,169
A Class without sales charge (1,3,7)	ABFAX	(4.49)%	2.07%	4.76%	6.82%	19,351
A Class with sales charge (1,3,7)	ABFAX	(9.96)%	0.08%	3.53%	6.19%	18,236
C Class without sales charge (1,4,7)	ABCCX	(5.09)%	1.35%	3.99%	6.04%	17,981
C Class with sales charge (1,4,7)	ABCCX	(6.09)%	1.35%	3.99%	6.04%	17,981

60% Russell 1000® Value Index/40% Bloomberg Barclays US Aggregate Bond Index (5)		(1.54)%	3.63%	5.45%	7.35%	20,327
Russell 1000® Value Index (6)		(7.57)%	1.94%	5.82%	9.48%	24,732
Bloomberg Barclays US Aggregate Bond Index (6)		6.19%	5.06%	4.08%	3.55%	14,177

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would

American Beacon Balanced FundSM

Performance Overview

October 31, 2020 (Unaudited)

pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

A portion of the fees charged to the Y Class of the Fund was waived in 2011, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2011.

3.

A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012, partially recovered in 2013, fully recovered in 2014 and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2011, 2012 and 2018. A Class has a maximum sales charge of 5.75%.

4.

A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013, fully recovered in 2014 and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012 and for 2018. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

5.

To reflect the Fund’s allocation of its assets between investment-grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Bloomberg Barclays U.S. Aggregate Bond Index have been combined in a 60% / 40% proportion.

6.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, and C Class shares were 0.66%, 0.74%, 0.97%, 1.14%, 1.01% and 1.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the twelve-month period, the Fund’s assets on average were invested 60% in equities (including equitized cash) and 40% in fixed-income securities, also ending the period with 60% in equities (including equitized cash) and 40% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned -11.6% for the period, underperforming the Russell 1000 Value Index (the “Index”) return of -7.6%. The Fund underperformed the Index as both sector allocation and stock selection weighed on performance relative to the Index.

Stock selection in the Financials and Health Care sectors contributed the majority of the negative relative performance during the twelve-month period. In the Financials sector, the Fund’s position in Wells Fargo & Co. (down 56.7%) and American International Group, Inc. (down 36.8%) were the biggest detractors. In the Health Care sector, GlaxoSmithKline PLC Sponsored ADR (down 23.1%) and CVS Health Corp. (down 13.5%) performed poorly. Conversely, positions in Microsoft Corp. (up 43.5%) and QUALCOMM, Inc. (up 60.9%) both added to performance within the Information Technology sector.

The Fund’s overweight to Energy (down 46.3%) and underweight to Consumer Staples (up 4.0%) hurt performance the most with respect to sector allocation. On the other side, being overweight Information Technology (down 1.5%) helped buoy some of the Fund’s relative underperformance.

The fixed-income portion of the Fund returned 7.3% for the twelve-month period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”) return of 6.2%. The Fund’s fixed-income excess performance relative to the Barclays Index was due to both sector allocation and security selection. The Fund’s selections in Manufacturing, within Corporates (up 10.3%) and Foreign Sovereign (up 12.2%) added

American Beacon Balanced FundSM

Performance Overview

October 31, 2020 (Unaudited)

relative value. Also, underweights to MBS and U.S. Treasuries (up 4.2% and 6.1%, respectively) and an overweight to Manufacturing (up 10.3%), within Corporates, also benefited the Fund. From a duration perspective, the portfolio was helped most by an underweight allocation in the 1 to 3 year maturity and an overweight allocation and selections in the 10 to 30 year maturity range.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

Top Ten Holdings (% Net Assets)
American International Group, Inc.		2.4
Citigroup, Inc.		1.7
General Electric Co.		1.7
Anthem, Inc.		1.5
Wells Fargo & Co.		1.5
Goldman Sachs Group, Inc.		1.4
Medtronic PLC		1.2
Stanley Black & Decker, Inc.		1.2
Comcast Corp., Class A		1.1
UnitedHealth Group, Inc.		1.1

Total Fund Holdings	481

Sector Allocation (% Equities)
Financials		26.3
Industrials		16.1
Information Technology		11.6
Consumer Discretionary		11.3
Health Care		10.1
Energy		7.2
Communication Services		6.0
Utilities		4.1
Materials		3.7
Consumer Staples		2.2
Real Estate		1.4

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		29.4
U.S. Agency Mortgage-Backed Obligations		22.2
Financial		13.7
Communications		6.1
Consumer, Non-Cyclical		5.5
Industrial		4.6
Consumer, Cyclical		3.9
Technology		3.8
Energy		3.6
Utilities		3.5
Commercial Mortgage-Backed Obligations		1.5
Asset-Backed Obligations		1.3
Basic Materials		0.7
Collateralized Mortgage Obligations		0.1
Foreign Sovereign Obligations		0.1

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon Mid-Cap Value Fund (the “Fund”) returned -13.30% for the twelve months ended October 31, 2020, underperforming the Russell Midcap® Value Index (the “Index”) return of -6.94% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2010 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2010- 10/31/2020
R5 Class** (1,3,10)	AACIX	(13.03)%	(4.64)%	2.06%	7.76%	$21,107
Y Class (1,4,10)	ACMYX	(13.14)%	(4.72)%	1.97%	7.68%	$20,953
Investor Class (1,2,10)	AMPAX	(13.30)%	(4.91)%	1.80%	7.56%	$20,728
Advisor Class (1,5,10)	AMCSX	(13.51)%	(5.15)%	1.52%	7.20%	$20,041
A Class without sales charge (1,6,10)	ABMAX	(13.37)%	(5.04)%	1.66%	7.29%	$20,212
A Class with sales charge (1,6,10)	ABMAX	(18.36)%	(6.90)%	0.47%	6.66%	$19,050
C Class without sales charge (1,7,10)	AMCCX	(13.99)%	(5.66)%	0.94%	6.51%	$18,780
C Class with sales charge (1,7,10)	AMCCX	(14.99)%	(5.66)%	0.94%	6.51%	$18,780
R6 Class (1,8,10)	AMDRX	(12.93)%	(4.58)%	2.10%	7.78%	$21,148

Russell Midcap® Value Index (9)		(6.94)%	0.86%	5.32%	9.40%	$24,565

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

2.

A portion of the fees charged to the Investor Class of the Fund was waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2006 to 2013.

3.

A portion of the fees charged to the R5 Class of the Fund was waived from 2005 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2005 to 2013.

4.	A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2013.

5.

A portion of the fees charged to the Advisor Class of the Fund was waived from 2007 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2007 to 2013.

6.

A portion of the fees charged to the A Class of the Fund was waived for 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.

7.

A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

8.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/10 through 2/28/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/10. A portion of fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than actual returns shown since inception.

9.

The Russell Midcap® Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Midcap Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

10.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C, and R6 Class shares were 0.93%, 0.98%, 1.18%, 1.45%, 1.35%, 2.02% and 0.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to both stock selection and sector allocation.

From a stock selection perspective, the Fund’s relative underperformance was driven by holdings in the Health Care, Utilities, and Consumer Discretionary sectors. Within Health Care, the Fund did not hold Index-positions Agilent Technologies, Inc. and Catalent, Inc., which were up 35.9% and 80.4%, respectively. Meanwhile, Fund positions in Universal Health Services, Inc., Class B and Encompass Health Corp. were down 21.3% and 6.6%, respectively. Holdings in the Utilities sector detracting from relative performance included FirstEnergy Corp. (down 36.1%) and NRG Energy, Inc. (down 18.4%). In addition, the Fund did not hold American Water Works Company, Inc., an Index-position up 24.1% for the period. In Consumer Discretionary, Aramark was down 36.0%, Norwegian Cruise Line Holdings Ltd. was down 80.1% and Adtalem Global Education, Inc. was down 21.5%. The Fund was absent Best Buy Company, Inc., an Index-position up 59.7%.

Offsetting this performance were positions in the Financials and Real Estate sectors. Within Financials, CNO Financial Group, Inc. was up 18.7%, Apollo Global Management, Inc. was up 28.2%, and American International Group, Inc. was up 48.4% for the year. In the Real Estate sector, the Fund avoided Welltower, Inc. (down 38.0%) and Equity Residential (down 44.9%), while a position in Realogy Holdings Corp. was up 56.0% for the year.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

In sector allocation, the Fund’s overweight position in Energy, the worst performing sector in the Index (down 45.2%), was the primary driver of underperformance. A sizeable overweight to Financials further detracted from relative returns, as did an underweight to Consumer Staples. Offsetting some of this underperformance was an underweight to Real Estate, the second-lowest performer in the Index (down 26.4%). The Fund was also overweight Industrials which was additive for the period.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

Top Ten Holdings (% Net Assets)
Axis Capital Holdings Ltd.		2.7
Aaron’s Holdings Co., Inc.		2.1
MGM Growth Properties LLC, Class A		1.7
American International Group, Inc.		1.5
Marvell Technology Group Ltd.		1.5
Westinghouse Air Brake Technologies Corp.		1.5
Fidelity National Financial, Inc.		1.4
Ally Financial, Inc.		1.3
Marriott Vacations Worldwide Corp.		1.3
Equitable Holdings, Inc.		1.2

Total Fund Holdings	122

Sector Allocation (% Equities)
Financials		25.1
Consumer Discretionary		18.6
Industrials		16.6
Materials		7.3
Real Estate		7.3
Health Care		6.4
Energy		5.5
Utilities		5.4
Information Technology		4.7
Communication Services		1.8
Consumer Staples		1.3

American Beacon FundsSM

Expense Examples

October 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2020 (Unaudited)

American Beacon Balanced Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,065.70	$5.82
Hypothetical***	$1,000.00	$1,019.51	$5.69
Y Class
Actual	$1,000.00	$1,064.80	$6.18
Hypothetical***	$1,000.00	$1,019.15	$6.04
Investor Class
Actual	$1,000.00	$1,063.90	$7.37
Hypothetical***	$1,000.00	$1,018.00	$7.20
Advisor Class
Actual	$1,000.00	$1,062.60	$8.04
Hypothetical***	$1,000.00	$1,017.34	$7.86
A Class
Actual	$1,000.00	$1,063.20	$7.36
Hypothetical***	$1,000.00	$1,018.00	$7.20
C Class
Actual	$1,000.00	$1,060.20	$11.13
Hypothetical***	$1,000.00	$1,014.33	$10.89

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.12%, 1.19%, 1.42%, 1.55%, 1.42%, and 2.15% for the R5, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon Mid-Cap Value Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,173.50	$5.14
Hypothetical***	$1,000.00	$1,020.41	$4.77
Y Class
Actual	$1,000.00	$1,172.20	$5.51
Hypothetical***	$1,000.00	$1,020.06	$5.13
Investor Class
Actual	$1,000.00	$1,171.50	$6.50
Hypothetical***	$1,000.00	$1,019.15	$6.04
Advisor Class
Actual	$1,000.00	$1,169.80	$8.40
Hypothetical***	$1,000.00	$1,017.40	$7.81
A Class
Actual	$1,000.00	$1,170.40	$7.04
Hypothetical***	$1,000.00	$1,018.65	$6.55
C Class
Actual	$1,000.00	$1,166.70	$11.17
Hypothetical***	$1,000.00	$1,014.83	$10.38
R6 Class
Actual	$1,000.00	$1,173.20	$4.75
Hypothetical***	$1,000.00	$1,020.76	$4.42

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.94%, 1.01%, 1.19%, 1.54%, 1.29%, 2.05%, and 0.87% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2020

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 59.86%

Communication Services - 3.61%

Interactive Media & Services - 0.64%
Alphabet, Inc., Class AA	690	$1,115,116

Media - 2.47%
Comcast Corp., Class A	44,459	1,877,948
Discovery, Inc., Class CA	36,499	668,662
Interpublic Group of Cos., Inc.	15,300	276,777
News Corp., Class A	61,100	802,243
Omnicom Group, Inc.	5,686	268,379
ViacomCBS, Inc., Class BB	13,152	375,753

		4,269,762

Wireless Telecommunication Services - 0.50%
Vodafone Group PLC, Sponsored ADR	63,432	856,966

Total Communication Services		6,241,844

Consumer Discretionary - 6.75%

Auto Components - 0.93%
Adient PLCA	8,332	176,805
Goodyear Tire & Rubber Co.	29,659	245,577
Magna International, Inc.	23,104	1,180,845

		1,603,227

Automobiles - 1.33%
General Motors Co.	52,342	1,807,369
Harley-Davidson, Inc.	15,141	497,836

		2,305,205

Hotels, Restaurants & Leisure - 1.37%
Aramark	57,500	1,595,050
Las Vegas Sands Corp.	16,089	773,238

		2,368,288

Household Durables - 0.65%
Lennar Corp., Class A	16,084	1,129,579

Internet & Direct Marketing Retail - 0.27%
Booking Holdings, Inc.A	290	470,525

Multiline Retail - 0.32%
Dollar General Corp.	2,649	552,873

Specialty Retail - 1.88%
Advance Auto Parts, Inc.	10,540	1,552,331
Lowe’s Cos., Inc.	10,738	1,697,678

		3,250,009

Total Consumer Discretionary		11,679,706

Consumer Staples - 1.31%

Beverages - 0.70%
Coca-Cola European Partners PLC	34,035	1,215,390

Food Products - 0.18%
Mondelez International, Inc., Class A	5,900	313,408

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Consumer Staples - 1.31% (continued)

Personal Products - 0.43%
Unilever PLC, Sponsored ADRB	12,900	$733,107

Total Consumer Staples		2,261,905

Energy - 4.29%

Energy Equipment & Services - 0.93%
Baker Hughes Co.	19,300	285,061
Halliburton Co.	42,000	506,520
National Oilwell Varco, Inc.	63,900	536,760
Schlumberger N.V.	18,400	274,896

		1,603,237

Oil, Gas & Consumable Fuels - 3.36%
Apache Corp.	57,014	473,216
Chevron Corp.	10,072	700,004
Hess Corp.	39,274	1,461,778
Marathon Oil Corp.	189,231	749,355
Marathon Petroleum Corp.	15,231	449,315
Murphy Oil Corp.	13,800	106,536
Phillips 66	25,789	1,203,315
Royal Dutch Shell PLC, Class A, Sponsored ADRB	25,935	662,639

		5,806,158

Total Energy		7,409,395

Financials - 15.72%

Banks - 6.78%
Bank of America Corp.	50,898	1,206,283
CIT Group, Inc.	7,150	210,567
Citigroup, Inc.	70,309	2,912,199
Citizens Financial Group, Inc.	32,468	884,753
Fifth Third Bancorp	19,200	445,824
JPMorgan Chase & Co.	15,923	1,561,091
PNC Financial Services Group, Inc.	4,900	548,212
US Bancorp	34,235	1,333,453
Wells Fargo & Co.	121,731	2,611,130

		11,713,512

Capital Markets - 2.49%
Bank of New York Mellon Corp.	13,615	467,811
Goldman Sachs Group, Inc.	12,986	2,454,874
Morgan Stanley	7,537	362,907
Northern Trust Corp.	9,862	771,899
State Street Corp.	4,206	247,733

		4,305,224

Consumer Finance - 1.23%
American Express Co.	8,044	733,934
Discover Financial Services	7,100	461,571
Navient Corp.	50,477	404,321
SLM Corp.	57,646	529,767

		2,129,593

Diversified Financial Services - 0.43%
Equitable Holdings, Inc.	34,800	747,852

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Financials - 15.72% (continued)

Insurance - 4.48%
American International Group, Inc.	132,339	$4,167,355
Chubb Ltd.	7,615	989,265
Hartford Financial Services Group, Inc.	17,900	689,508
Travelers Cos., Inc.	7,657	924,276
Willis Towers Watson PLC	5,352	976,633

		7,747,037

Thrifts & Mortgage Finance - 0.31%
New York Community Bancorp, Inc.	63,856	530,643

Total Financials		27,173,861

Health Care - 6.05%

Biotechnology - 0.14%
Biogen, Inc.A	972	245,012

Health Care Equipment & Supplies - 1.45%
Medtronic PLC	21,411	2,153,305
Zimmer Biomet Holdings, Inc.	2,732	360,897

		2,514,202

Health Care Providers & Services - 3.65%
Anthem, Inc.	9,318	2,541,950
Centene Corp.A	8,500	502,350
CVS Health Corp.	18,602	1,043,386
Humana, Inc.	900	359,352
UnitedHealth Group, Inc.	6,082	1,855,862

		6,302,900

Pharmaceuticals - 0.81%
Bristol-Myers Squibb Co.	6,600	385,770
GlaxoSmithKline PLC, Sponsored ADR	18,743	626,391
Sanofi, ADR	8,503	385,186

		1,397,347

Total Health Care		10,459,461

Industrials - 9.64%

Aerospace & Defense - 1.26%
Boeing Co.	900	129,951
Embraer S.A., Sponsored ADRA B	10,324	42,535
General Dynamics Corp.	8,528	1,119,982
Raytheon Technologies Corp.	16,436	892,804

		2,185,272

Air Freight & Logistics - 0.65%
FedEx Corp.	4,300	1,115,721

Construction & Engineering - 1.11%
AECOMA	20,730	929,533
Fluor Corp.	11,800	133,930
Quanta Services, Inc.	13,714	856,165

		1,919,628

Electrical Equipment - 0.30%
Emerson Electric Co.	8,029	520,199

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Industrials - 9.64% (continued)

Industrial Conglomerates - 1.65%
General Electric Co.	384,700	$2,854,474

Machinery - 4.05%
CNH Industrial N.V.A	104,480	811,810
Cummins, Inc.	5,772	1,269,205
Deere & Co.	6,871	1,552,228
PACCAR, Inc.	3,139	268,008
Stanley Black & Decker, Inc.	12,722	2,114,396
Westinghouse Air Brake Technologies Corp.	16,752	993,393

		7,009,040

Road & Rail - 0.62%
JB Hunt Transport Services, Inc.	8,794	1,070,581

Total Industrials		16,674,915

Information Technology - 6.95%

Communications Equipment - 0.64%
F5 Networks, Inc.A	2,100	279,174
Telefonaktiebolaget LM Ericsson, Sponsored ADR	73,120	819,675

		1,098,849

Electronic Equipment, Instruments & Components - 0.94%
Corning, Inc.	28,095	898,197
TE Connectivity Ltd.	7,458	722,531

		1,620,728

IT Services - 0.67%
Cognizant Technology Solutions Corp., Class A	16,293	1,163,646

Semiconductors & Semiconductor Equipment - 2.55%
Broadcom, Inc.	5,104	1,784,511
QUALCOMM, Inc.	9,335	1,151,566
Texas Instruments, Inc.	10,240	1,480,602

		4,416,679

Software - 1.69%
Microsoft Corp.	5,945	1,203,684
Oracle Corp.	30,645	1,719,491

		2,923,175

Technology Hardware, Storage & Peripherals - 0.46%
Hewlett Packard Enterprise Co.	91,308	788,901

Total Information Technology		12,011,978

Materials - 2.24%

Chemicals - 1.87%
Air Products and Chemicals, Inc.	4,048	1,118,219
Corteva, Inc.	35,073	1,156,708
DuPont de Nemours, Inc.	16,733	951,773

		3,226,700

Containers & Packaging - 0.37%
International Paper Co.	14,825	648,594

Total Materials		3,875,294

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 59.86% (continued)

Real Estate - 0.86%

Equity Real Estate Investment Trusts (REITs) - 0.86%
MGM Growth Properties LLC, Class A	56,259	$1,488,051

Utilities - 2.44%

Electric Utilities - 2.44%
Edison International	15,749	882,574
Entergy Corp.	4,605	466,118
Exelon Corp.	30,141	1,202,324
PPL Corp.	47,547	1,307,543
Southern Co.	6,243	358,660

		4,217,219

Total Utilities		4,217,219

Total Common Stocks (Cost $107,861,822)		103,493,629

	Principal Amount

CORPORATE OBLIGATIONS - 14.59%

Basic Materials - 0.20%

Chemicals - 0.12%
Dow Chemical Co., 3.500%, Due 10/1/2024	$61,000	66,618
EI du Pont de Nemours and Co., 1.700%, Due 7/15/2025	70,000	72,576
LYB International Finance LLC, 2.250%, Due 10/1/2030	60,000	59,882

		199,076

Iron/Steel - 0.08%
Nucor Corp., 4.000%, Due 8/1/2023	55,000	59,558
Steel Dynamics, Inc., 3.250%, Due 1/15/2031	80,000	86,444

		146,002

Total Basic Materials		345,078

Communications - 1.53%

Internet - 0.29%
Amazon.com, Inc.,
0.800%, Due 6/3/2025	350,000	352,602
3.875%, Due 8/22/2037	120,000	147,183

		499,785

Media - 0.70%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.750%, Due 2/15/2028	70,000	77,018
2.800%, Due 4/1/2031	50,000	51,681
Comcast Corp.,
3.150%, Due 3/1/2026	59,000	65,454
3.400%, Due 4/1/2030	80,000	91,545
1.950%, Due 1/15/2031	75,000	76,435
4.600%, Due 10/15/2038	50,000	63,721
6.550%, Due 7/1/2039	217,000	333,545
Fox Corp., 5.476%, Due 1/25/2039	40,000	53,276
ViacomCBS, Inc., 3.375%, Due 3/1/2022	337,000	346,631
Walt Disney Co., 6.400%, Due 12/15/2035	35,000	52,362

		1,211,668

Telecommunications - 0.54%
AT&T, Inc.,
3.400%, Due 5/15/2025	169,000	186,265
2.250%, Due 2/1/2032	65,000	63,718
5.350%, Due 9/1/2040	40,000	50,287
T-Mobile USA, Inc.,
3.750%, Due 4/15/2027C	90,000	100,499
3.875%, Due 4/15/2030C	90,000	101,102

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.59% (continued)

Communications - 1.53% (continued)

Telecommunications - 0.54% (continued)
Verizon Communications, Inc.,
2.625%, Due 8/15/2026	$80,000	$86,948
4.329%, Due 9/21/2028	180,000	216,066
3.150%, Due 3/22/2030	60,000	66,749
4.500%, Due 8/10/2033	50,000	62,137

		933,771

Total Communications		2,645,224

Consumer, Cyclical - 1.49%

Airlines - 0.04%
American Airlines Pass Through Trust, 3.150%, Due 8/15/2033, Series AA	82,045	75,214

Apparel - 0.02%
NIKE, Inc., 3.375%, Due 3/27/2050	30,000	34,497

Auto Manufacturers - 0.41%
Cummins, Inc., 0.750%, Due 9/1/2025	65,000	64,956
General Motors Financial Co., Inc.,
3.150%, Due 6/30/2022	50,000	51,432
1.700%, Due 8/18/2023	75,000	75,642
Toyota Motor Credit Corp., 1.800%, Due 2/13/2025	500,000	520,674

		712,704

Auto Parts & Equipment - 0.05%
Aptiv Corp., 4.150%, Due 3/15/2024	80,000	88,016

Home Furnishings - 0.04%
Whirlpool Corp., 4.600%, Due 5/15/2050	50,000	61,912

Retail - 0.93%
Dollar General Corp., 4.125%, Due 5/1/2028	40,000	46,562
Dollar Tree, Inc., 3.700%, Due 5/15/2023	55,000	58,987
Home Depot, Inc.,
2.950%, Due 6/15/2029	500,000	562,420
3.300%, Due 4/15/2040	50,000	56,857
Lowe’s Cos., Inc., 2.500%, Due 4/15/2026	65,000	70,183
McDonald’s Corp., 3.700%, Due 1/30/2026	73,000	82,396
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	80,000	94,253
Starbucks Corp., 2.550%, Due 11/15/2030	60,000	63,308
Target Corp., 2.250%, Due 4/15/2025	80,000	85,395
Tractor Supply Co., 1.750%, Due 11/1/2030	60,000	58,976
Walmart, Inc.,
2.375%, Due 9/24/2029	150,000	163,227
7.550%, Due 2/15/2030	169,000	258,542

		1,601,106

Total Consumer, Cyclical		2,573,449

Consumer, Non-Cyclical - 1.45%

Agriculture - 0.12%
Altria Group, Inc., 4.750%, Due 5/5/2021	145,000	148,316
Cargill, Inc., 1.375%, Due 7/23/2023C	50,000	51,145

		199,461

Beverages - 0.07%
Anheuser-Busch InBev Worldwide, Inc., 4.950%, Due 1/15/2042	35,000	42,579
Coca-Cola Co., 2.600%, Due 6/1/2050	85,000	85,229

		127,808

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.59% (continued)

Consumer, Non-Cyclical - 1.45% (continued)

Biotechnology - 0.04%
Amgen, Inc., 4.400%, Due 5/1/2045	$55,000	$67,117

Commercial Services - 0.09%
Moody’s Corp., 4.875%, Due 12/17/2048	40,000	53,422
Quanta Services, Inc., 2.900%, Due 10/1/2030	100,000	104,374

		157,796

Food - 0.04%
Mondelez International, Inc., 1.500%, Due 2/4/2031	65,000	63,141

Health Care - Products - 0.23%
Abbott Laboratories, 1.150%, Due 1/30/2028	95,000	94,963
Medtronic, Inc., 3.500%, Due 3/15/2025	219,000	246,068
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	60,000	65,979

		407,010

Health Care - Services - 0.12%
Children’s Health System of Texas, 2.511%, Due 8/15/2050	65,000	59,768
HCA, Inc., 4.125%, Due 6/15/2029	55,000	62,415
Health Care Service Corp., 3.200%, Due 6/1/2050C	40,000	41,053
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	30,000	36,764

		200,000

Pharmaceuticals - 0.74%
AbbVie, Inc.,
3.200%, Due 5/14/2026	55,000	60,744
4.450%, Due 5/14/2046	60,000	71,556
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029	650,000	752,657
Cigna Corp., 4.125%, Due 11/15/2025	50,000	57,187
CVS Health Corp.,
3.700%, Due 3/9/2023	24,000	25,691
1.300%, Due 8/21/2027	100,000	98,275
5.050%, Due 3/25/2048	30,000	38,048
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	65,000	68,926
Upjohn, Inc., 3.850%, Due 6/22/2040C	45,000	48,419
Zoetis, Inc., 3.000%, Due 9/12/2027	60,000	66,127

		1,287,630

Total Consumer, Non-Cyclical		2,509,963

Energy - 0.71%

Oil & Gas - 0.29%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	45,000	50,507
Chevron USA, Inc., 2.343%, Due 8/12/2050	65,000	59,130
Concho Resources, Inc., 4.300%, Due 8/15/2028	60,000	68,881
Diamondback Energy, Inc., 2.875%, Due 12/1/2024	70,000	70,868
EOG Resources, Inc., 4.375%, Due 4/15/2030	40,000	47,070
Marathon Petroleum Corp.,
4.500%, Due 5/1/2023	65,000	69,950
5.125%, Due 12/15/2026	60,000	68,631
Pioneer Natural Resources Co., 1.900%, Due 8/15/2030	45,000	42,121
Valero Energy Corp., 2.700%, Due 4/15/2023	30,000	30,869

		508,027

Pipelines - 0.42%
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	61,000	70,296
Energy Transfer Operating LP, 3.750%, Due 5/15/2030	20,000	19,625

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.59% (continued)

Energy - 0.71% (continued)

Pipelines - 0.42% (continued)
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	$35,000	$45,304
MPLX LP,
1.750%, Due 3/1/2026	85,000	84,531
4.125%, Due 3/1/2027	45,000	49,264
5.200%, Due 3/1/2047	31,000	32,586
ONEOK, Inc., 4.550%, Due 7/15/2028	65,000	69,379
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	33,000	34,988
3.750%, Due 3/1/2028	40,000	41,702
Sabine Pass Liquefaction LLC,
5.625%, Due 4/15/2023	60,000	65,529
5.625%, Due 3/1/2025	45,000	51,522
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	43,000	46,990
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	38,000	39,925
Williams Companies, Inc., 5.400%, Due 3/4/2044	60,000	65,699

		717,340

Total Energy		1,225,367

Financial - 4.89%

Banks - 3.01%
Bank of America Corp.,
4.125%, Due 1/22/2024	193,000	213,345
1.197%, Due 10/24/2026, (SOFR + 1.010%)D	165,000	165,150
6.110%, Due 1/29/2037	176,000	248,480
5.000%, Due 1/21/2044	145,000	197,899
Citigroup, Inc.,
4.412%, Due 3/31/2031, (SOFR + 3.914%)D	245,000	290,901
5.875%, Due 1/30/2042	145,000	210,997
Fifth Third Bank N.A., 2.250%, Due 2/1/2027	500,000	530,166
Goldman Sachs Group, Inc.,
5.750%, Due 1/24/2022	385,000	409,792
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)D	130,000	134,694
3.500%, Due 1/23/2025	60,000	65,588
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)D	55,000	59,710
JPMorgan Chase & Co.,
3.625%, Due 5/13/2024	434,000	478,443
2.301%, Due 10/15/2025, (SOFR + 1.160%)D	180,000	189,272
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)D	105,000	119,328
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)D	90,000	105,755
5.500%, Due 10/15/2040	313,000	448,454
Morgan Stanley,
3.700%, Due 10/23/2024	155,000	172,251
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)D	90,000	101,249
0.864%, Due 10/21/2025, Series I, (SOFR + 0.745%)D	35,000	34,954
PNC Financial Services Group, Inc.,
3.500%, Due 1/23/2024	80,000	87,067
2.550%, Due 1/22/2030	500,000	538,104
State Street Corp., 2.354%, Due 11/1/2025, (SOFR + 0.940%)D	65,000	68,816
US Bancorp, 1.375%, Due 7/22/2030	85,000	83,994
Wells Fargo & Co.,
2.572%, Due 2/11/2031, (3-mo. USD LIBOR + 1.000%)D	160,000	166,552
4.750%, Due 12/7/2046	60,000	73,835

		5,194,796

Diversified Financial Services - 0.34%
American Express Co., 4.200%, Due 11/6/2025	60,000	69,226
BlackRock, Inc., 1.900%, Due 1/28/2031	60,000	61,675

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.59% (continued)

Financial - 4.89% (continued)

Diversified Financial Services - 0.34% (continued)
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	$60,000	$67,858
Charles Schwab Corp., 3.250%, Due 5/22/2029	65,000	73,571
Mastercard, Inc.,
3.300%, Due 3/26/2027	60,000	67,918
3.350%, Due 3/26/2030	60,000	69,611
Nasdaq, Inc., 3.250%, Due 4/28/2050	40,000	41,230
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	60,000	68,855
Visa, Inc., 3.150%, Due 12/14/2025	60,000	66,742

		586,686

Insurance - 1.08%
American International Group, Inc., 4.875%, Due 6/1/2022	289,000	309,101
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	277,000	397,396
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	65,000	73,364
CNA Financial Corp., 2.050%, Due 8/15/2030	55,000	55,067
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023C	15,000	16,421
4.569%, Due 2/1/2029C	38,000	45,860
MetLife, Inc.,
6.375%, Due 6/15/2034	169,000	255,708
4.721%, Due 12/15/2044	193,000	248,503
Prudential Financial, Inc., 4.600%, Due 5/15/2044	313,000	385,504
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	52,000	59,983
Willis North America, Inc., 3.600%, Due 5/15/2024	15,000	16,367

		1,863,274

REITS - 0.46%
Alexandria Real Estate Equities, Inc., 1.875%, Due 2/1/2033	65,000	63,232
American Tower Corp., 2.100%, Due 6/15/2030	80,000	80,358
Camden Property Trust, 3.150%, Due 7/1/2029	60,000	66,317
Crown Castle International Corp., 3.700%, Due 6/15/2026	60,000	66,870
Digital Realty Trust LP, 3.700%, Due 8/15/2027	55,000	61,920
ERP Operating LP, 3.000%, Due 4/15/2023	37,000	38,905
Healthpeak Properties, Inc., 3.250%, Due 7/15/2026	35,000	38,820
Prologis LP, 1.250%, Due 10/15/2030	50,000	48,620
Simon Property Group LP, 3.375%, Due 10/1/2024	313,000	337,451

		802,493

Total Financial		8,447,249

Industrial - 1.56%

Aerospace/Defense - 0.38%
Boeing Co., 2.750%, Due 2/1/2026	75,000	74,972
General Dynamics Corp., 3.500%, Due 5/15/2025	75,000	83,410
Lockheed Martin Corp., 2.800%, Due 6/15/2050	30,000	31,003
Northrop Grumman Corp., 3.850%, Due 4/15/2045	55,000	63,658
Raytheon Technologies Corp., 6.125%, Due 7/15/2038	282,000	409,788

		662,831

Building Materials - 0.09%
Carrier Global Corp., 2.242%, Due 2/15/2025C	50,000	52,144
Vulcan Materials Co., 3.500%, Due 6/1/2030	95,000	106,603

		158,747

Electrical Components & Equipment - 0.04%
Emerson Electric Co., 1.800%, Due 10/15/2027	60,000	62,319

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.59% (continued)

Industrial - 1.56% (continued)

Electronics - 0.08%
Agilent Technologies, Inc., 2.100%, Due 6/4/2030	$65,000	$66,555
Allegion PLC, 3.500%, Due 10/1/2029	60,000	65,732

		132,287

Environmental Control - 0.04%
Republic Services, Inc., 2.500%, Due 8/15/2024	65,000	69,052

Machinery - Construction & Mining - 0.02%
Caterpillar, Inc., 2.600%, Due 4/9/2030	30,000	32,515

Machinery - Diversified - 0.31%
John Deere Capital Corp., 2.450%, Due 1/9/2030	500,000	541,786

Metal Fabricate/Hardware - 0.04%
Precision Castparts Corp., 3.250%, Due 6/15/2025	60,000	66,291

Miscellaneous Manufacturing - 0.08%
General Electric Co.,
3.450%, Due 5/15/2024	65,000	69,876
3.450%, Due 5/1/2027	65,000	68,933

		138,809

Transportation - 0.48%
Burlington Northern Santa Fe LLC,
3.650%, Due 9/1/2025	55,000	62,102
5.750%, Due 5/1/2040	202,000	286,342
CSX Corp., 5.500%, Due 4/15/2041	157,000	213,856
FedEx Corp., 3.800%, Due 5/15/2025	60,000	67,503
Norfolk Southern Corp., 2.900%, Due 6/15/2026	60,000	65,979
Union Pacific Corp., 4.100%, Due 9/15/2067	55,000	63,454
United Parcel Service, Inc., 3.400%, Due 3/15/2029	65,000	74,496

		833,732

Total Industrial		2,698,369

Technology - 1.44%

Computers - 1.05%
Apple, Inc., 2.200%, Due 9/11/2029	300,000	320,543
Dell International LLC / EMC Corp., 5.300%, Due 10/1/2029C	65,000	75,310
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	500,000	639,818
HP, Inc., 4.050%, Due 9/15/2022	145,000	153,894
International Business Machines Corp., 4.250%, Due 5/15/2049	500,000	617,492

		1,807,057

Semiconductors - 0.21%
Analog Devices, Inc., 3.900%, Due 12/15/2025	50,000	56,994
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, Due 1/15/2025	55,000	58,780
Broadcom, Inc., 3.150%, Due 11/15/2025	70,000	75,445
Lam Research Corp.,
3.750%, Due 3/15/2026	35,000	40,188
1.900%, Due 6/15/2030	75,000	77,137
QUALCOMM, Inc., 1.650%, Due 5/20/2032C	59,000	57,723

		366,267

Software - 0.18%
Activision Blizzard, Inc., 1.350%, Due 9/15/2030	90,000	86,973
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	40,000	44,559

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 14.59% (continued)

Technology - 1.44% (continued)

Software - 0.18% (continued)
Fiserv, Inc., 3.200%, Due 7/1/2026	$60,000	$66,430
Oracle Corp., 4.300%, Due 7/8/2034	92,000	114,260

		312,222

Total Technology		2,485,546

Utilities - 1.32%

Electric - 1.14%
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	25,000	31,397
Consolidated Edison Co. of New York, Inc.,
4.625%, Due 12/1/2054	40,000	52,351
5.500%, Due 12/1/2039, Series 09-C	169,000	230,356
Consumers Energy Co., 2.500%, Due 5/1/2060	80,000	74,937
Dominion Energy, Inc., 3.375%, Due 4/1/2030, Series C	55,000	62,050
DTE Energy Co., 1.050%, Due 6/1/2025, Series F	115,000	115,401
Duke Energy Corp., 3.750%, Due 4/15/2024	45,000	49,331
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	100,000	122,909
Edison International, 4.950%, Due 4/15/2025	50,000	55,298
Entergy Corp., 2.800%, Due 6/15/2030	45,000	48,421
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	47,000	58,121
Exelon Corp., 4.050%, Due 4/15/2030	60,000	69,453
Florida Power & Light Co., 3.950%, Due 3/1/2048	50,000	62,892
Georgia Power Co., 2.100%, Due 7/30/2023, Series A	55,000	57,451
Kentucky Utilities Co., 3.300%, Due 6/1/2050	60,000	64,513
MidAmerican Energy Co., 3.100%, Due 5/1/2027	70,000	78,098
National Rural Utilities Cooperative Finance Corp.,
2.950%, Due 2/7/2024	55,000	58,772
4.300%, Due 3/15/2049	40,000	51,274
NextEra Energy Capital Holdings, Inc., 2.750%, Due 5/1/2025	45,000	48,451
Northern States Power Co., 2.600%, Due 6/1/2051	70,000	70,540
Ohio Power Co., 2.600%, Due 4/1/2030, Series P	60,000	65,307
Southern Power Co., 4.150%, Due 12/1/2025	54,000	61,923
Southwestern Electric Power Co., 3.550%, Due 2/15/2022	289,000	297,931
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	79,000	88,163

		1,975,340

Gas - 0.18%
National Fuel Gas Co., 3.950%, Due 9/15/2027	80,000	81,131
NiSource, Inc.,
3.490%, Due 5/15/2027	45,000	49,786
3.950%, Due 3/30/2048	55,000	64,022
Southern California Gas Co., 2.550%, Due 2/1/2030	40,000	42,692
Southwest Gas Corp., 2.200%, Due 6/15/2030	70,000	72,729

		310,360

Total Utilities		2,285,700

Total Corporate Obligations (Cost $22,647,867)		25,215,945

FOREIGN CORPORATE OBLIGATIONS - 2.59%

Basic Materials - 0.05%

Chemicals - 0.03%
Nutrien Ltd., 4.000%, Due 12/15/2026	44,000	51,158

Mining - 0.02%
Teck Resources Ltd., 6.000%, Due 8/15/2040	30,000	33,792

Total Basic Materials		84,950

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.59% (continued)

Communications - 0.78%

Internet - 0.20%
Alibaba Group Holding Ltd., 3.600%, Due 11/28/2024	$313,000	$342,635

Media - 0.21%
Thomson Reuters Corp.,
4.300%, Due 11/23/2023	145,000	158,866
3.850%, Due 9/29/2024	193,000	211,070

		369,936

Telecommunications - 0.37%
America Movil S.A.B. de C.V., 6.375%, Due 3/1/2035	169,000	244,367
Bell Canada, Inc., 4.464%, Due 4/1/2048	25,000	31,229
Deutsche Telekom International Finance B.V., 4.875%, Due 3/6/2042C	150,000	193,255
Rogers Communications, Inc., 3.625%, Due 12/15/2025	60,000	67,528
TELUS Corp., 2.800%, Due 2/16/2027	49,000	52,245
Vodafone Group PLC, 3.750%, Due 1/16/2024	45,000	49,122

		637,746

Total Communications		1,350,317

Consumer, Non-Cyclical - 0.61%

Agriculture - 0.06%
BAT Capital Corp., 2.259%, Due 3/25/2028	105,000	104,687

Beverages - 0.46%
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	30,000	35,097
5.450%, Due 1/23/2039	500,000	647,040
5.550%, Due 1/23/2049	35,000	47,199
Coca-Cola Femsa S.A.B. de C.V., 2.750%, Due 1/22/2030	70,000	75,051

		804,387

Commercial Services - 0.05%
RELX Capital, Inc.,
3.500%, Due 3/16/2023	40,000	42,587
3.000%, Due 5/22/2030	40,000	43,207

		85,794

Pharmaceuticals - 0.04%
AstraZeneca PLC, 0.700%, Due 4/8/2026	65,000	64,020

Total Consumer, Non-Cyclical		1,058,888

Energy - 0.65%

Oil & Gas - 0.50%
Canadian Natural Resources Ltd., 6.250%, Due 3/15/2038	176,000	204,881
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049C	500,000	588,706
Total Capital International S.A., 3.127%, Due 5/29/2050	70,000	70,191

		863,778

Pipelines - 0.15%
TransCanada PipeLines Ltd.,
3.750%, Due 10/16/2023	145,000	156,206
6.100%, Due 6/1/2040	82,000	108,457

		264,663

Total Energy		1,128,441

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.59% (continued)

Financial - 0.30%

Banks - 0.30%
Bank of Montreal, 3.300%, Due 2/5/2024, Series E	$75,000	$80,991
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)D	53,000	54,788
Mitsubishi UFJ Financial Group, Inc., 2.193%, Due 2/25/2025	75,000	78,624
Royal Bank of Canada, 2.250%, Due 11/1/2024	115,000	121,628
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	160,000	173,444

		509,475

Total Financial		509,475

Industrial - 0.20%

Aerospace/Defense - 0.20%
BAE Systems Holdings, Inc., 3.800%, Due 10/7/2024C	313,000	347,627

Total Foreign Corporate Obligations (Cost $3,879,557)		4,479,698

FOREIGN SOVEREIGN OBLIGATIONS - 0.04% (Cost $70,184)
Mexico Government International Bond, 4.600%, Due 1/23/2046	65,000	70,659

ASSET-BACKED OBLIGATIONS - 0.50%
CNH Equipment Trust, 1.160%, Due 6/16/2025, 2020 A A3	105,000	106,522
GM Financial Consumer Automobile Receivables Trust,
1.840%, Due 9/16/2024, 2020 1 A3	130,000	132,696
1.490%, Due 12/16/2024, 2020 2 A3	45,000	45,825
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	77,349	80,801
Toyota Auto Loan Extended Note Trust, 1.350%, Due 5/25/2033, 2020 1A AC	135,000	138,295
Toyota Auto Receivables Owner Trust, 1.360%, Due 8/15/2024, 2020 B A3	145,000	147,522
Verizon Owner Trust, 1.850%, Due 7/22/2024, 2020 A A1A	210,000	215,180

Total Asset-Backed Obligations (Cost $848,397)		866,841

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.37%
Freddie Mac REMIC Trust, 3.000%, Due 1/15/2047, 4881 PB	44,183	45,073
Ginnie Mae REMIC Trust,
1.147%, Due 12/16/2038, 2013-139 A	36,695	36,676
1.624%, Due 7/16/2039, 2013-78 AB	245,946	246,865
1.368%, Due 11/16/2041, 2013-125 AB	315,652	315,914

Total Collateralized Mortgage Obligations (Cost $641,417)		644,528

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.24%
Cold Storage Trust, 1.056%, Due 11/15/2023, 2020-ICE5 A, (1-mo. USD LIBOR + 0.900%)C D	115,000	114,567
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013 C12 ASB	137,371	139,720
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014 C19 A3	156,114	156,681

Total Commercial Mortgage-Backed Obligations (Cost $415,900)		410,968

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.39%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	31,588	34,231
3.000%, Due 11/1/2032	94,367	101,218
5.000%, Due 8/1/2033	31,173	35,945
5.500%, Due 2/1/2034	30,453	35,925
2.500%, Due 6/1/2035	152,242	158,303
2.000%, Due 7/1/2035	184,994	191,976
2.000%, Due 11/1/2035	119,166	123,668
2.500%, Due 5/1/2040	165,006	172,258
2.500%, Due 6/1/2040	353,091	369,075
2.000%, Due 10/1/2040	114,514	118,453
4.000%, Due 1/1/2041	105,307	115,860

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.39% (continued)
Federal Home Loan Mortgage Corp. (continued)
4.500%, Due 2/1/2041	$72,897	$81,976
3.500%, Due 6/1/2042	336,741	362,828
3.000%, Due 4/1/2047	256,190	278,496
3.500%, Due 1/1/2048	381,069	408,923
4.000%, Due 4/1/2048	173,817	187,085
3.000%, Due 8/1/2048	221,807	238,746
3.000%, Due 11/1/2049	462,648	486,200
2.500%, Due 6/1/2050	181,913	189,686
2.000%, Due 8/1/2050	349,009	360,088
2.000%, Due 9/1/2050	351,904	363,074
2.000%, Due 10/1/2050	219,341	226,303

		4,640,317

Federal National Mortgage Association,
3.500%, Due 1/1/2028E	29,636	31,652
3.000%, Due 7/1/2032	6,309	6,610
5.000%, Due 3/1/2034E	33,430	38,498
4.500%, Due 4/1/2034	58,590	64,598
3.000%, Due 10/1/2034	11,399	12,063
3.500%, Due 6/1/2037	190,561	206,309
5.500%, Due 6/1/2038	6,667	7,743
4.500%, Due 1/1/2040	77,369	86,880
5.000%, Due 5/1/2040	119,642	138,085
5.000%, Due 6/1/2040	100,705	116,288
4.000%, Due 9/1/2040	68,307	75,107
4.000%, Due 1/1/2041	141,271	155,622
3.000%, Due 6/1/2043	604,997	645,569
3.500%, Due 7/1/2043	116,478	126,224
3.000%, Due 8/1/2043	528,667	561,780
4.000%, Due 11/1/2044E	82,199	91,091
4.000%, Due 7/1/2045	338,910	371,365
3.500%, Due 8/1/2045	80,137	85,533
3.500%, Due 11/1/2045	795,142	848,638
3.500%, Due 5/1/2046	111,378	118,623
4.000%, Due 7/1/2046	135,453	148,545
3.000%, Due 10/1/2046	50,950	53,474
3.000%, Due 11/1/2046	251,761	272,020
3.000%, Due 12/1/2046E	161,401	174,867
3.000%, Due 3/1/2047E	108,421	114,137
3.500%, Due 3/1/2047	69,314	75,028
4.500%, Due 7/1/2047	60,949	66,149
4.500%, Due 8/1/2047	78,821	85,767
3.500%, Due 9/1/2047	85,986	93,794
3.500%, Due 2/1/2048	156,612	165,668
4.000%, Due 3/1/2048	138,582	148,266
4.500%, Due 4/1/2048	53,396	57,785
4.500%, Due 7/1/2048	159,524	172,266
4.500%, Due 7/1/2048E	101,672	110,624
3.000%, Due 10/1/2048E	96,958	98,478
3.000%, Due 9/1/2049	135,431	145,330
3.500%, Due 10/1/2049	318,218	335,832
4.000%, Due 10/1/2049E	183,780	196,236
4.500%, Due 10/1/2049	314,000	340,267
4.000%, Due 11/1/2049	399,354	432,971
2.500%, Due 6/1/2050	83,249	87,008
2.500%, Due 7/1/2050	374,256	390,247

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.39% (continued)
Federal National Mortgage Association (continued)
2.500%, Due 8/1/2050	$255,360	$266,271
2.500%, Due 9/1/2050	169,091	177,065

		7,996,373

Government National Mortgage Association,
6.500%, Due 8/15/2027	23,519	25,972
6.500%, Due 11/15/2027	27,966	31,226
7.500%, Due 12/15/2028	25,752	29,707
5.500%, Due 7/15/2033	32,115	37,628
6.000%, Due 12/15/2033	42,320	51,086
5.500%, Due 2/20/2034	45,012	53,443
5.000%, Due 10/15/2039	71,900	82,792
3.500%, Due 9/15/2041	176,470	189,477
3.500%, Due 8/20/2047	47,696	50,895
3.500%, Due 10/20/2047	45,480	48,572
4.000%, Due 1/20/2048	242,413	262,368
4.000%, Due 1/20/2050	330,049	350,940
5.000%, Due 1/20/2050	149,948	162,395
4.500%, Due 2/20/2050	165,688	177,605
5.000%, Due 2/20/2050	82,354	89,190
2.500%, Due 9/20/2050	219,442	230,054

		1,873,350

Total U.S. Agency Mortgage-Backed Obligations (Cost $13,787,602)		14,510,040

U.S. TREASURY OBLIGATIONS - 11.14%
U.S. Treasury Notes/Bonds,
2.000%, Due 2/15/2022	664,000	679,874
1.750%, Due 9/30/2022	500,000	515,215
1.625%, Due 11/15/2022	964,000	992,656
2.000%, Due 2/15/2023	500,000	520,801
2.750%, Due 7/31/2023	500,000	535,000
2.500%, Due 8/15/2023	964,000	1,025,794
2.375%, Due 8/15/2024	992,000	1,070,701
1.750%, Due 12/31/2024	700,000	741,836
1.125%, Due 2/28/2025	1,365,000	1,412,508
2.875%, Due 7/31/2025	500,000	559,082
6.875%, Due 8/15/2025	279,000	365,163
2.000%, Due 11/15/2026	500,000	543,945
1.750%, Due 12/31/2026	650,000	697,937
1.500%, Due 1/31/2027	530,000	561,096
2.875%, Due 5/15/2028	200,000	232,297
2.875%, Due 8/15/2028	100,000	116,469
5.250%, Due 11/15/2028	217,000	294,467
2.625%, Due 2/15/2029	450,000	518,098
2.375%, Due 5/15/2029	450,000	510,029
1.625%, Due 8/15/2029	350,000	375,307
1.750%, Due 11/15/2029	1,700,000	1,842,508
1.500%, Due 2/15/2030	1,740,000	1,847,119
4.750%, Due 2/15/2037	304,000	467,483
4.500%, Due 8/15/2039	241,000	371,563
2.750%, Due 8/15/2042	250,000	311,299
3.000%, Due 2/15/2049	524,000	693,072
2.875%, Due 5/15/2049	500,000	647,168
2.375%, Due 11/15/2049	515,000	606,453
2.000%, Due 2/15/2050	185,000	201,390

		19,256,330

Total U.S. Treasury Obligations (Cost $18,042,277)		19,256,330

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.01% (Cost $3,476,667)

Investment Companies - 2.01%
American Beacon U.S. Government Money Market Select Fund, 0.01%F G	3,476,667	$3,476,667

TOTAL INVESTMENTS - 99.73% (Cost $171,671,690)		172,425,305
OTHER ASSETS, NET OF LIABILITIES - 0.27%		463,456

TOTAL NET ASSETS - 100.00%		$172,888,761

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,972,126 or 1.14% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2020.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

CBOE - Chicago Board Options Exchange.

DAC - Designated Activity Company.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

NASDAQ - National Association of Securities Dealers Automated Quotations.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

REMIC - Real Estate Mortgage Investment Conduit.

SOFR - Secured Overnight Financing Rate.

Long Futures Contracts Open on October 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	19	December 2020	$3,228,184	$3,101,465	$(126,719)

			$3,228,184	$3,101,465	$(126,719)

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Balanced Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$103,493,629	$-	$-	$103,493,629
Corporate Obligations	-	25,215,945	-	25,215,945
Foreign Corporate Obligations	-	4,479,698	-	4,479,698
Foreign Sovereign Obligations	-	70,659	-	70,659
Asset-Backed Obligations	-	866,841	-	866,841
Collateralized Mortgage Obligations	-	644,528	-	644,528
Commercial Mortgage-Backed Obligations	-	410,968	-	410,968
U.S. Agency Mortgage-Backed Obligations	-	14,510,040	-	14,510,040
U.S. Treasury Obligations	-	19,256,330	-	19,256,330
Short-Term Investments	3,476,667	-	-	3,476,667

Total Investments in Securities - Assets	$106,970,296	$65,455,009	$-	$172,425,305

Financial Derivative Instruments - Liabilities
Futures Contracts	$(126,719)	$-	$-	$(126,719)

Total Financial Derivative Instruments - Liabilities	$(126,719)	$-	$-	$(126,719)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 95.96%

Communication Services - 1.70%

Media - 1.70%
Altice USA, Inc., Class AA	122,874	$3,311,454
Liberty Broadband Corp., Class CA	11,283	1,598,914

		4,910,368

Total Communication Services		4,910,368

Consumer Discretionary - 17.87%

Auto Components - 1.81%
Dana, Inc.	162,256	2,269,961
Lear Corp.	24,465	2,955,617

		5,225,578

Automobiles - 1.17%
Ford Motor Co.	436,957	3,377,678

Diversified Consumer Services - 0.72%
Adtalem Global Education, Inc.A	88,871	2,083,136

Hotels, Restaurants & Leisure - 5.08%
Aramark	86,439	2,397,818
Marriott Vacations Worldwide Corp.	40,247	3,887,860
MGM Resorts International	75,297	1,548,859
SeaWorld Entertainment, Inc.A	94,932	2,090,403
Wyndham Destinations, Inc.	77,924	2,542,660
Wyndham Hotels & Resorts, Inc.	47,256	2,197,877

		14,665,477

Household Durables - 2.61%
Lennar Corp., Class A	35,146	2,468,304
Mohawk Industries, Inc.A	19,107	1,971,651
Newell Brands, Inc.	175,822	3,105,016

		7,544,971

Internet & Direct Marketing Retail - 0.65%
Qurate Retail, Inc.	277,500	1,878,675

Specialty Retail - 3.70%
Aaron’s Holdings Co., Inc.	115,282	6,024,637
Advance Auto Parts, Inc.	17,367	2,557,812
Gap, Inc.	108,339	2,107,194

		10,689,643

Textiles, Apparel & Luxury Goods - 2.13%
Gildan Activewear, Inc.	159,378	3,310,281
PVH Corp.	33,453	1,949,975
Ralph Lauren Corp.	13,373	893,985

		6,154,241

Total Consumer Discretionary		51,619,399

Consumer Staples - 1.24%

Beverages - 0.66%
Coca-Cola European Partners PLC	52,943	1,890,595

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 95.96% (continued)

Consumer Staples - 1.24% (continued)

Food & Staples Retailing - 0.58%
US Foods Holding Corp.A	80,266	$1,677,559

Total Consumer Staples		3,568,154

Energy - 5.27%

Energy Equipment & Services - 2.93%
Baker Hughes Co.	170,748	2,521,948
Halliburton Co.	267,595	3,227,196
National Oilwell Varco, Inc.	240,148	2,017,243
TechnipFMC PLC	127,462	704,865

		8,471,252

Oil, Gas & Consumable Fuels - 2.34%
Cenovus Energy, Inc.B	296,893	973,809
EQT Corp.	70,033	1,060,299
Equitrans Midstream Corp.	115,716	840,098
Hess Corp.	25,573	951,827
HollyFrontier Corp.	48,164	891,516
Murphy Oil Corp.	166,671	1,286,700
Pioneer Natural Resources Co.	9,539	758,923

		6,763,172

Total Energy		15,234,424

Financials - 24.14%

Banks - 5.32%
Fifth Third Bancorp	129,033	2,996,146
KeyCorp	232,519	3,018,097
Pinnacle Financial Partners, Inc.	43,565	1,994,841
Regions Financial Corp.	260,528	3,465,023
Signature Bank	20,327	1,641,202
Valley National Bancorp	295,830	2,260,141

		15,375,450

Capital Markets - 1.70%
Evercore, Inc., Class A	14,908	1,185,782
Invesco Ltd.	175,746	2,304,030
Northern Trust Corp.	18,154	1,420,914

		4,910,726

Consumer Finance - 3.39%
Ally Financial, Inc.	137,008	3,655,373
Discover Financial Services	39,331	2,556,908
Navient Corp.	104,868	839,993
SLM Corp.	296,887	2,728,392

		9,780,666

Diversified Financial Services - 3.01%
Equitable Holdings, Inc.	162,301	3,487,849
Jefferies Financial Group, Inc.	124,142	2,422,010
Voya Financial, Inc.	57,697	2,765,417

		8,675,276

Insurance - 10.40%
American Financial Group, Inc.	15,842	1,187,199
American International Group, Inc.	133,974	4,218,841
Arch Capital Group Ltd.A	30,568	923,459

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 95.96% (continued)

Financials - 24.14% (continued)

Insurance - 10.40% (continued)
Assurant, Inc.	17,198	$2,138,915
Axis Capital Holdings Ltd.	183,788	7,845,910
CNO Financial Group, Inc.	191,970	3,407,468
Fidelity National Financial, Inc.	131,520	4,115,261
Markel Corp.A	1,472	1,373,082
Reinsurance Group of America, Inc.	27,006	2,728,146
Willis Towers Watson PLC	11,536	2,105,089

		30,043,370

Thrifts & Mortgage Finance - 0.32%
New York Community Bancorp, Inc.	111,480	926,399

Total Financials		69,711,887

Health Care - 6.10%

Health Care Equipment & Supplies - 2.70%
Envista Holdings Corp.	73,812	1,950,113
Hologic, Inc.A	21,595	1,486,168
LivaNova PLCA	27,331	1,375,842
Zimmer Biomet Holdings, Inc.	22,548	2,978,591

		7,790,714

Health Care Providers & Services - 2.98%
Cardinal Health, Inc.	35,401	1,621,012
Encompass Health Corp.	26,755	1,640,349
McKesson Corp.	15,788	2,328,572
Universal Health Services, Inc., Class B	27,530	3,015,912

		8,605,845

Pharmaceuticals - 0.42%
Mylan N.V.A	83,452	1,213,392

Total Health Care		17,609,951

Industrials - 15.93%

Aerospace & Defense - 2.18%
BWX Technologies, Inc.	31,412	1,727,974
Textron, Inc.	55,234	1,977,377
TransDigm Group, Inc.	5,445	2,599,498

		6,304,849

Airlines - 0.26%
Alaska Air Group, Inc.	19,770	749,085

Building Products - 1.56%
JELD-WEN Holding, Inc.A	111,321	2,341,081
Owens Corning	33,154	2,170,592

		4,511,673

Commercial Services & Supplies - 1.10%
Republic Services, Inc.	35,901	3,165,391

Construction & Engineering - 2.51%
AECOMA	58,056	2,603,231
Jacobs Engineering Group, Inc.	14,671	1,393,745
MasTec, Inc.A	3,100	153,884

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 95.96% (continued)

Industrials - 15.93% (continued)

Construction & Engineering - 2.51% (continued)
Quanta Services, Inc.	49,589	$3,095,841

		7,246,701

Industrial Conglomerates - 0.32%
Carlisle Cos., Inc.	7,592	940,421

Machinery - 5.05%
Dover Corp.	28,582	3,164,313
Snap-on, Inc.	6,083	958,255
Stanley Black & Decker, Inc.	19,093	3,173,257
Terex Corp.	122,853	3,033,241
Westinghouse Air Brake Technologies Corp.	71,590	4,245,287

		14,574,353

Road & Rail - 2.62%
Avis Budget Group, Inc.A	56,617	1,906,294
JB Hunt Transport Services, Inc.	20,628	2,511,253
Ryder System, Inc.	63,862	3,145,842

		7,563,389

Trading Companies & Distributors - 0.33%
AerCap Holdings N.V.A	39,026	969,016

Total Industrials		46,024,878

Information Technology - 4.52%

Electronic Equipment, Instruments & Components - 1.19%
Avnet, Inc.	139,117	3,432,016

IT Services - 0.30%
Alliance Data Systems Corp.	16,786	865,150

Semiconductors & Semiconductor Equipment - 2.44%
Marvell Technology Group Ltd.	115,365	4,327,341
Microchip Technology, Inc.	25,917	2,723,359

		7,050,700

Technology Hardware, Storage & Peripherals - 0.59%
Hewlett Packard Enterprise Co.	199,122	1,720,414

Total Information Technology		13,068,280

Materials - 6.98%

Chemicals - 5.59%
Ashland Global Holdings, Inc.	42,872	2,991,180
Axalta Coating Systems Ltd.A	77,005	1,933,596
Corteva, Inc.A	43,446	1,432,849
Dow, Inc.	50,574	2,300,611
Eastman Chemical Co.	19,067	1,541,376
Element Solutions, Inc.A	220,822	2,588,034
Olin Corp.	203,577	3,369,199

		16,156,845

Containers & Packaging - 1.39%
Packaging Corp. of America	26,911	3,081,041

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 95.96% (continued)

Materials - 6.98% (continued)

Containers & Packaging - 1.39% (continued)
Sealed Air Corp.	23,397	$926,287

		4,007,328

Total Materials		20,164,173

Real Estate - 7.02%

Equity Real Estate Investment Trusts (REITs) - 6.32%
American Campus Communities, Inc.	91,375	3,422,908
AvalonBay Communities, Inc.	13,107	1,823,577
EPR Properties	46,885	1,117,738
Healthpeak Properties, Inc.	39,681	1,070,197
Lamar Advertising Co., Class A	29,439	1,824,040
MGM Growth Properties LLC, Class A	183,155	4,844,450
STAG Industrial, Inc.	45,828	1,426,167
VICI Properties, Inc.	118,465	2,718,772

		18,247,849

Real Estate Management & Development - 0.70%
Howard Hughes Corp.A	24,445	1,520,234
Realogy Holdings Corp.A B	45,018	502,401

		2,022,635

Total Real Estate		20,270,484

Utilities - 5.19%

Electric Utilities - 4.58%
Edison International	27,909	1,564,020
Entergy Corp.	34,171	3,458,789
Evergy, Inc.	56,372	3,111,734
NRG Energy, Inc.	88,074	2,784,900
Xcel Energy, Inc.	32,981	2,309,660

		13,229,103

Gas Utilities - 0.61%
UGI Corp.	54,548	1,764,082

Total Utilities		14,993,185

Total Common Stocks (Cost $279,623,680)		277,175,183

SHORT-TERM INVESTMENTS - 3.49% (Cost $10,068,703)

Investment Companies - 3.49%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	10,068,703	10,068,703

TOTAL INVESTMENTS - 99.45% (Cost $289,692,383)		287,243,886
OTHER ASSETS, NET OF LIABILITIES - 0.55%		1,592,548

TOTAL NET ASSETS - 100.00%		$288,836,434

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LLC - Limited Liability Company.

PLC - Public Limited Company.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2020

Long Futures Contracts Open on October 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index Futures	52	December 2020	$ 9,852,099	$9,857,120	$5,021

			$ 9,852,099	$9,857,120	$5,021

Index Abbreviations:
S&P MidCap 400	Standard & Poor’s Midcap 400 Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$277,175,183	$-	$-	$277,175,183
Short-Term Investments	10,068,703	-	-	10,068,703

Total Investments in Securities - Assets	$287,243,886	$-	$-	$287,243,886

Financial Derivative Instruments - Assets
Futures Contracts	$5,021	$-	$-	$5,021

Total Financial Derivative Instruments - Assets	$5,021	$-	$-	$5,021

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2020

	Balanced Fund	Mid-Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$168,948,638	$277,175,183
Investments in affiliated securities, at fair value‡	3,476,667	10,068,703
Cash collateral held at broker for futures contracts	292,000	920,000
Dividends and interest receivable	539,649	96,024
Deposits with broker for futures contracts	86,873	-
Receivable for investments sold	187,541	1,066,009
Receivable for fund shares sold	124,825	150,496
Receivable for tax reclaims	1,416	-
Receivable for variation margin on open futures contracts (Note 5)	-	5,106
Prepaid expenses	37,447	32,836

Total assets	173,695,056	289,514,357

Liabilities:
Payable for investments purchased	258,295	1,350
Payable for fund shares redeemed	91,863	238,534
Payable for expense reimbursement (Note 2)	-	4,442
Cash due to broker for futures contracts	-	92,050
Management and sub-advisory fees payable (Note 2)	138,055	209,766
Service fees payable (Note 2)	30,348	42,537
Transfer agent fees payable (Note 2)	9,490	10,984
Custody and fund accounting fees payable	12,859	10,936
Professional fees payable	53,132	38,694
Trustee fees payable (Note 2)	1,747	3,094
Payable for prospectus and shareholder reports	10,244	14,287
Payable for variation margin from open futures contracts (Note 5)	126,712	-
Payable to Service Provider	69,496	-
Other liabilities	4,054	11,249

Total liabilities	806,295	677,923

Net assets	$172,888,761	$288,836,434

Analysis of net assets:
Paid-in-capital	$150,771,911	$326,930,935
Total distributable earnings (deficits)A	22,116,850	(38,094,501)

Net assets	$172,888,761	$288,836,434

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2020

	Balanced Fund		Mid-Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB		1,566,207	5,502,687

Y Class		3,012,189	3,736,598

Investor Class		5,494,218	11,429,034

Advisor Class		131,846	96,768

A Class		1,037,927	214,424

C Class		1,912,021	236,664

R6 Class		N/A	623,702

Net assets:
R5 ClassB		$22,476,942	$72,565,048

Y Class		$43,550,846	$48,840,223

Investor Class		$68,284,615	$152,245,804

Advisor Class		$1,760,622	$1,245,906

A Class		$12,863,938	$2,767,845

C Class		$23,951,798	$2,932,329

R6 Class	$	N/A	$8,239,279

Net asset value, offering and redemption price per share:
R5 ClassB		$14.35	$13.19

Y Class		$14.46	$13.07

Investor Class		$12.43	$13.32

Advisor Class		$13.35	$12.88

A Class		$12.39	$12.91

A Class (offering price)		$13.15	$13.70

C Class		$12.53	$12.39

R6 Class	$	N/A	$13.21

† Cost of investments in unaffiliated securities		$168,195,023	$279,623,680
‡ Cost of investments in affiliated securities		$3,476,667	$10,068,703
§ Fair value of securities on loan		$1,723,311	$1,402,397

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2020

	Balanced Fund	Mid-Cap Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$3,144,061	$8,612,152
Dividend income from affiliated securities (Note 2)	31,266	95,714
Interest income (net of foreign taxes)†	2,256,561	–
Income derived from securities lending (Note 9)	7,933	47,105

Total investment income	5,439,821	8,754,971

Expenses:
Management and sub-advisory fees (Note 2)	1,381,031	3,026,627
Transfer agent fees:
R5 Class (Note 2)A	6,574	29,420
Y Class (Note 2)	49,381	69,639
Investor Class	8,392	9,297
Advisor Class	281	2,196
A Class	1,445	847
C Class	2,403	1,162
Custody and fund accounting fees	60,845	74,891
Professional fees	64,327	56,995
Registration fees and expenses	81,919	90,743
Service fees (Note 2):
Investor Class	254,411	500,137
Advisor Class	4,798	5,318
A Class	12,276	3,210
C Class	20,582	3,388
Distribution fees (Note 2):
Advisor Class	5,057	5,294
A Class	34,897	7,721
C Class	271,571	34,922
Prospectus and shareholder report expenses	38,414	39,350
Trustee fees (Note 2)	17,885	32,254
Loan expense (Note 10)	2,184	2,771
Other expenses	102,990	43,813

Total expenses	2,421,663	4,039,995

Net fees waived and expenses (reimbursed) (Note 2)	-	(6,931)

Net expenses	2,421,663	4,033,064

Net investment income	3,018,158	4,721,907

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	20,272,438	(12,097,228)
Commission recapture (Note 1)	302	34,157
Foreign currency transactions	297	(19)
Futures contracts	219,776	1,069,759
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(33,583,860)	(54,315,157)
Futures contracts	(150,602)	(78,768)

Net (loss) from investments	(13,241,649)	(65,387,256)

Net (decrease) in net assets resulting from operations	$(10,223,491)	$(60,665,349)

† Foreign taxes	$27,314	$9,606

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$3,018,158	$5,313,804	$4,721,907	$7,325,185
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions and futures contracts	20,492,813	18,166,457	(10,993,331)	(23,372,878)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(33,734,462)	2,675,557	(54,393,925)	54,366,985

Net increase (decrease) in net assets resulting from operations	(10,223,491)	26,155,818	(60,665,349)	38,319,292

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(3,590,716)	(5,001,897)	(2,382,518)	(16,149,794)
Y Class	(5,090,722)	(5,879,168)	(1,359,606)	(6,006,150)
Investor Class	(8,793,706)	(9,902,997)	(3,045,660)	(22,741,996)
Advisor Class	(184,147)	(537,080)	(37,713)	(198,759)
A Class	(1,532,023)	(1,636,327)	(36,488)	(712,238)
C Class	(2,715,840)	(3,065,750)	(26,609)	(313,969)
R6 Class	-	-	(57,137)	(12,536)

Net distributions to shareholders	(21,907,154)	(26,023,219)	(6,945,731)	(46,135,442)

Capital share transactions (Note 11):
Proceeds from sales of shares	38,024,184	35,227,904	73,144,682	101,076,057
Reinvestment of dividends and distributions	21,072,153	25,209,375	6,914,103	45,842,063
Cost of shares redeemed	(112,808,124)	(101,347,208)	(219,732,201)	(389,366,433)

Net (decrease) in net assets from capital share transactions	(53,711,787)	(40,909,929)	(139,673,416)	(242,448,313)

Net (decrease) in net assets	(85,842,432)	(40,777,330)	(207,284,496)	(250,264,463)

Net assets:
Beginning of period	258,731,193	299,508,523	496,120,930	746,385,393

End of period	$172,888,761	$258,731,193	$288,836,434	$496,120,930

A Formerly known as Institutional Class.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2020, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

The Balanced Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income on a quarterly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Mid-Cap Value Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC and Hotchkis and Wiley Capital Management, LLC for the Balanced Fund. In addition, the Manager manages a portion of the Balanced Fund pursuant to the Management Agreement. The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Pzena Investment Management, LLC; and WEDGE Capital Management, L.L.P. for the Mid-Cap Value Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2020 were as follows:

Balanced Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$712,814
Sub-Advisor Fees	0.33%*	668,217

Total	0.68%	$1,381,031

* The above amount includes a non-recurring expense of 0.16%. The effective fee rate would have been 0.17% without the expense.

Mid-Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,284,512
Sub-Advisor Fees	0.48%	1,742,115

Total	0.83%	$3,026,627

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2020, the Manager received securities lending fees of $869 and $4,974 for the securities lending activities of the Balanced Fund and Mid-Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$51,334
Mid-Cap Value	83,934

As of October 31, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Balanced	$5,400
Mid-Cap Value	4,101

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2020 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Balanced	$3,476,667	$-	$-	$31,266	$3,476,667
U.S. Government Money Market Select Fund	Direct	Mid-Cap Value	10,068,703	-	-	95,714	10,068,703

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2020, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Balanced	$3,930	$467	$4,397
Mid-Cap Value	13,773	823	14,596

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2020, the Balanced Fund borrowed on average $6,299,433 for 2 days at an average interest rate of 1.50% with interest charges of $676. During the year ended October 31, 2020, the Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended October 31, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	11/1/2019 – 2/29/2020		3/1/2020 - 10/31/2020	Reimbursed Expenses	(Recouped) Expenses
Mid-Cap Value	R6	0.83	%(1)	0.87%	$8,910	$(4,678	)(2)	2022-2023

(1) Voluntary expense cap.

(2) Of this amount, $2,699 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $4,442 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at October 31, 2020 for the Mid-Cap Value Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses		Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Mid-Cap Value	$2,051	*	$-	$-	2020-2021
Mid-Cap Value	648	*	-	-	2021-2022

* Amount related to R6 Class

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2020, RID collected $5,131 and $360 for Balanced Fund and Mid-Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2020, CDSC fees of $3 were collected for Balanced Fund. There were no CDSC Fees collected for the Mid-Cap Value Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2020, CDSC fees of $191,246 and $33,575 were collected for the Class C Shares of Balanced Fund and Mid-Cap Value Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Balanced Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2020 are disclosed in the Notes to the Schedules of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Funds may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Balanced Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2020, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2020
Balanced	24
Mid-Cap Value	71

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Balanced Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(126,719)	$(126,719)

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$219,776	$219,776

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(150,602)	$(150,602)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Mid-Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$5,021	$5,021

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,069,759	$1,069,759

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(78,768)	$(78,768)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2020.

Balanced Fund

Offsetting of Financial and Derivative Assets as of October 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$-	$126,719

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$126,719

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(126,719)

Mid-Cap Value Fund

Offsetting of Financial and Derivative Assets as of October 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$5,021	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,021	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(5,021)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Funds are exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income*
R5 Class**	$1,018,446	$1,032,845	$2,382,518	$3,461,026
Y Class	1,571,770	1,191,905	1,359,606	1,228,142
Investor Class	2,602,441	2,000,977	3,045,660	4,048,812
Advisor Class	56,832	106,216	37,713	27,459
A Class	467,213	329,762	36,488	108,815
C Class	735,885	447,883	26,609	11,735
R6 Class	-	-	57,137	2,691
Long-term capital gains
R5 Class**	2,572,270	3,969,052	-	12,688,768
Y Class	3,518,952	4,687,263	-	4,778,008
Investor Class	6,191,265	7,902,020	-	18,693,184
Advisor Class	127,315	430,864	-	171,300
A Class	1,064,810	1,306,565	-	603,423
C Class	1,979,955	2,617,867	-	302,234
R6 Class	-	-	-	9,845

Total distributions paid	$21,907,154	$26,023,219	$6,945,731	$46,135,442

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
**	Formerly known as Institutional Class.

As of October 31, 2020 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced	$174,866,677	$13,525,429	$(15,966,800)	$(2,441,371)
Mid-Cap Value	298,712,079	39,163,857	(50,632,050)	(11,468,193)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Balanced	$(2,441,371)	$3,179,415	$21,378,805	$-	$1	$22,116,850
Mid-Cap Value	(11,468,193)	2,204,372	-	(28,830,680)	-	(38,094,501)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from investments in real estate investment securities and publicly traded partnerships, and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from nondeductible expenses from investments in publicly traded partnerships as of October 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Balanced	$(6)	$6
Mid-Cap Value	–	–

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2020, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Balanced	$-	$-
Mid-Cap Value	24,193,808	4,636,872

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Balanced	$117,663,281	$44,647,338	$159,691,282	$65,154,065
Mid-Cap Value	121,712,993	-	254,023,188	-

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	October 31, 2020 Shares/Fair Value
Balanced	Direct	$4,904,248	$141,064,235	$142,491,816	$3,476,667
Balanced	Securities Lending	-	13,114,182	13,114,182	-
Mid-Cap Value	Direct	18,059,056	251,580,947	259,571,300	10,068,703
Mid-Cap Value	Securities Lending	1,233,330	17,946,606	19,179,936	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

As of October 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Balanced	$1,723,311	$-	$1,748,489	$1,748,489
Mid-Cap Value	1,402,397	-	1,511,064	1,511,064

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2020, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Year Ended October 31,
	2020		2019
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	720,836	$10,869,956	456,844	$7,138,774
Reinvestment of dividends	231,222	3,577,398	350,166	4,997,137
Shares redeemed	(2,234,516)	(34,374,196)	(1,674,089)	(25,817,337)

Net (decrease) in shares outstanding	(1,282,458)	$(19,926,842)	(867,079)	$(13,681,426)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

	Y Class
	Year Ended October 31,
	2020		2019
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	694,721	$10,316,369	987,434	$15,397,785
Reinvestment of dividends	298,946	4,637,904	378,979	5,443,121
Shares redeemed	(1,803,400)	(25,905,317)	(1,916,647)	(29,418,048)

Net (decrease) in shares outstanding	(809,733)	$(10,951,044)	(550,234)	$(8,577,142)

	Investor Class
	Year Ended October 31,
	2020		2019
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	923,920	$11,824,522	527,105	$7,203,146
Reinvestment of dividends	641,609	8,601,456	773,787	9,716,524
Shares redeemed	(2,760,850)	(35,445,519)	(2,084,851)	(28,573,330)

Net (decrease) in shares outstanding	(1,195,321)	$(15,019,541)	(783,959)	$(11,653,660)

	Advisor Class
	Year Ended October 31,
	2020		2019
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	22,115	$314,694	34,642	$505,559
Reinvestment of dividends	12,577	180,473	40,103	536,879
Shares redeemed	(296,651)	(4,511,571)	(84,630)	(1,245,331)

Net (decrease) in shares outstanding	(261,959)	$(4,016,404)	(9,885)	$(202,893)

	A Class
	Year Ended October 31,
	2020		2019
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	164,986	$2,093,500	146,435	$2,007,483
Reinvestment of dividends	110,056	1,470,053	125,852	1,576,366
Shares redeemed	(369,930)	(4,745,607)	(399,350)	(5,397,912)

Net (decrease) in shares outstanding	(94,888)	$(1,182,054)	(127,063)	$(1,814,063)

	C Class
	Year Ended October 31,
	2020		2019
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	207,575	$2,605,143	213,762	$2,975,157
Reinvestment of dividends	191,599	2,604,869	233,638	2,939,348
Shares redeemed	(617,259)	(7,825,914)	(794,915)	(10,895,250)

Net (decrease) in shares outstanding	(218,085)	$(2,615,902)	(347,515)	$(4,980,745)

	R5 ClassA
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,887,260	$23,300,801	2,933,380	$43,338,685
Reinvestment of dividends	146,744	2,365,592	1,242,979	15,910,136
Shares redeemed	(7,448,022)	(100,146,293)	(9,286,798)	(138,322,894)

Net (decrease) in shares outstanding	(5,414,018)	$(74,479,900)	(5,110,439)	$(79,074,073)

	Y Class
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,035,791	$11,573,165	1,021,924	$14,832,152
Reinvestment of dividends	84,354	1,348,865	470,384	5,973,877
Shares redeemed	(2,933,125)	(36,543,666)	(2,233,351)	(32,603,104)

Net (decrease) in shares outstanding	(1,812,980)	$(23,621,636)	(741,043)	$(11,797,075)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

	Investor Class
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,905,185	$23,857,782	2,591,144	$38,213,302
Reinvestment of dividends	186,420	3,042,503	1,753,702	22,727,979
Shares redeemed	(5,424,561)	(70,707,388)	(13,815,110)	(204,345,745)

Net (decrease) in shares outstanding	(3,332,956)	$(43,807,103)	(9,470,264)	$(143,404,464)

	Advisor Class
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	48,344	$648,990	83,313	$1,198,170
Reinvestment of dividends	2,384	37,713	15,813	198,759
Shares redeemed	(164,068)	(2,191,914)	(126,192)	(1,844,844)

Net (decrease) in shares outstanding	(113,340)	$(1,505,211)	(27,066)	$(447,915)

	A Class
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	64,954	$824,817	74,755	$1,099,220
Reinvestment of dividends	2,289	36,239	56,526	708,842
Shares redeemed	(102,155)	(1,300,626)	(679,129)	(10,091,248)

Net (decrease) in shares outstanding	(34,912)	$(439,570)	(547,848)	$(8,283,186)

	C Class
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	13,300	$166,142	14,869	$203,842
Reinvestment of dividends	1,704	26,053	25,509	309,934
Shares redeemed	(78,574)	(923,215)	(140,085)	(1,926,995)

Net (decrease) in shares outstanding	(63,570)	$(731,020)	(99,707)	$(1,413,219)

	R6 Class
	Year Ended October 31,
	2020		2019
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,135,634	$12,772,985	149,021	$2,190,686
Reinvestment of dividends	3,542	57,138	979	12,536
Shares redeemed	(661,613)	(7,919,099)	(16,218)	(231,603)

Net increase in shares outstanding	477,563	$4,911,024	133,782	$1,971,619

A Formerly known as Institutional Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassAB
	Year Ended October 31,
	2020C	2019	2018	2017	2016

Net asset value, beginning of period	$16.36	$16.20	$17.30	$15.26	$15.79

Income (loss) from investment operations:
Net investment income	0.20	0.31	0.28	0.36	0.27
Net gains (losses) on investments (both realized and unrealized)	(0.80)	1.23	(0.10)	2.04	0.20

Total income (loss) from investment operations	(0.60)	1.54	0.18	2.40	0.47

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.48)	(0.36)	(0.25)
Distributions from net realized gains	(1.17)	(1.12)	(0.80)	–	(0.75)

Total distributions	(1.41)	(1.38)	(1.28)	(0.36)	(1.00)

Net asset value, end of period	$14.35	$16.36	$16.20	$17.30	$15.26

Total returnD	(4.14)%	10.89%	0.84%	15.82%	3.30%

Ratios and supplemental data:
Net assets, end of period	$22,476,942	$46,593,155	$60,191,704	$88,015,702	$485,231,068
Ratios to average net assets:
Expenses, before reimbursements	0.88%	0.66%	0.62%	0.59%	0.62%
Expenses, net of reimbursements	0.88%	0.66%	0.62%	0.59%	0.62%
Net investment income, before expense reimbursements	1.82%	2.24%	1.95%	1.80%	1.90%
Net investment income, net of reimbursements	1.82%	2.24%	1.95%	1.80%	1.90%
Portfolio turnover rate	82%	68%	28%	32%	16%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
C	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$16.47	$16.31	$17.39	$15.30	$15.84

Income (loss) from investment operations:
Net investment income	0.25	0.33	0.35	0.24	0.30
Net gains (losses) on investments (both realized and unrealized)	(0.86)	1.20	(0.16)	2.20	0.13

Total income (loss) from investment operations	(0.61)	1.53	0.19	2.44	0.43

Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.47)	(0.35)	(0.22)
Distributions from net realized gains	(1.17)	(1.12)	(0.80)	–	(0.75)

Total distributions	(1.40)	(1.37)	(1.27)	(0.35)	(0.97)

Net asset value, end of period	$14.46	$16.47	$16.31	$17.39	$15.30

Total returnB	(4.17)%	10.75%	0.88%	16.05%	3.06%

Ratios and supplemental data:
Net assets, end of period	$43,550,846	$62,956,422	$71,296,735	$64,926,394	$28,843,268
Ratios to average net assets:
Expenses, before reimbursements	0.96%	0.74%	0.70%	0.68%	0.72%
Expenses, net of reimbursements	0.96%	0.74%	0.70%	0.68%	0.72%
Net investment income, before expense reimbursements	1.71%	2.15%	1.86%	1.67%	1.95%
Net investment income, net of reimbursements	1.71%	2.15%	1.86%	1.67%	1.95%
Portfolio turnover rate	82%	68%	28%	32%	16%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$14.36	$14.41	$15.51	$13.71	$14.30

Income (loss) from investment operations:
Net investment income	0.03	0.18	0.20	0.15	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.58)	1.11	(0.07)	1.96	0.18

Total income (loss) from investment operations	(0.55)	1.29	0.13	2.11	0.36

Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.43)	(0.31)	(0.20)
Distributions from net realized gains	(1.17)	(1.12)	(0.80)	–	(0.75)

Total distributions	(1.38)	(1.34)	(1.23)	(0.31)	(0.95)

Net asset value, end of period	$12.43	$14.36	$14.41	$15.51	$13.71

Total returnB	(4.41)%	10.50%	0.62%	15.52%	2.85%

Ratios and supplemental data:
Net assets, end of period	$68,284,615	$96,065,263	$107,677,984	$124,143,894	$127,235,433
Ratios to average net assets:
Expenses, before reimbursements	1.20%	0.97%	0.95%	0.89%	0.95%
Expenses, net of reimbursements	1.20%	0.97%	0.95%	0.89%	0.95%
Net investment income, before expense reimbursements	1.47%	1.92%	1.62%	1.48%	1.72%
Net investment income, net of reimbursements	1.47%	1.92%	1.62%	1.48%	1.72%
Portfolio turnover rate	82%	68%	28%	32%	16%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2020A		2019	2018	2017	2016

Net asset value, beginning of period	$15.34		$15.29	$16.38	$14.46	$15.02

Income (loss) from investment operations:
Net investment income	0.18	B	0.26	0.16	0.21	0.24
Net gains (losses) on investments (both realized and unrealized)	(0.81)		1.11	(0.06)	1.99	0.12

Total income (loss) from investment operations	(0.63)		1.37	0.10	2.20	0.36

Less distributions:
Dividends from net investment income	(0.19)		(0.20)	(0.39)	(0.28)	(0.17)
Distributions from net realized gains	(1.17)		(1.12)	(0.80)	-	(0.75)

Total distributions	(1.36)		(1.32)	(1.19)	(0.28)	(0.92)

Net asset value, end of period	$13.35		$15.34	$15.29	$16.38	$14.46

Total returnC	(4.65)%		10.41%	0.42%	15.31%	2.71%

Ratios and supplemental data:
Net assets, end of period	$1,760,622		$6,039,168	$6,174,284	$10,944,675	$10,603,004
Ratios to average net assets:
Expenses, before reimbursements	1.36%		1.14%	1.12%	1.08%	1.12%
Expenses, net of reimbursements	1.36%		1.14%	1.12%	1.08%	1.12%
Net investment income, before expense reimbursements	1.29%		1.76%	1.45%	1.29%	1.55%
Net investment income, net of reimbursements	1.29%		1.76%	1.45%	1.29%	1.55%
Portfolio turnover rate	82%		68%	28%	32%	16%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2020A	2019		2018	2017	2016

Net asset value, beginning of period	$14.33	$14.38		$15.48	$13.69	$14.27

Income (loss) from investment operations:
Net investment income	0.15	0.22		0.22	0.16	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.71)	1.07		(0.07)	1.93	0.15

Total income (loss) from investment operations	(0.56)	1.29		0.15	2.09	0.36

Less distributions:
Dividends from net investment income	(0.21)	(0.22)		(0.45)	(0.30)	(0.19)
Distributions from net realized gains	(1.17)	(1.12)		(0.80)	-	(0.75)

Total distributions	(1.38)	(1.34)		(1.25)	(0.30)	(0.94)

Net asset value, end of period	$12.39	$14.33		$14.38	$15.48	$13.69

Total returnB	(4.49)%	10.54%		0.73%	15.36%	2.84%

Ratios and supplemental data:
Net assets, end of period	$12,863,938	$16,228,685		$18,121,273	$21,934,880	$24,892,096
Ratios to average net assets:
Expenses, before reimbursements	1.21%	1.01%		0.91%	0.99%	1.02%
Expenses, net of reimbursements	1.21%	1.01	%C	0.83%	0.99%	1.02%
Net investment income, before expense reimbursements	1.46%	1.88%		1.66%	1.39%	1.64%
Net investment income, net of reimbursements	1.46%	1.88%		1.74%	1.39%	1.64%
Portfolio turnover rate	82%	68%		28%	32%	16%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2020A	2019		2018	2017	2016

Net asset value, beginning of period	$14.48	$14.55		$15.64	$13.83	$14.43

Income (loss) from investment operations:
Net investment income	0.05	0.10		0.13	0.08	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.70)	1.09		(0.09)	1.92	0.13

Total income (loss) from investment operations	(0.65)	1.19		0.04	2.00	0.25

Less distributions:
Dividends from net investment income	(0.13)	(0.14)		(0.33)	(0.19)	(0.10)
Distributions from net realized gains	(1.17)	(1.12)		(0.80)	-	(0.75)

Total distributions	(1.30)	(1.26)		(1.13)	(0.19)	(0.85)

Net asset value, end of period	$12.53	$14.48		$14.55	$15.64	$13.83

Total returnB	(5.09)%	9.63%		0.04%	14.50%	2.03%

Ratios and supplemental data:
Net assets, end of period	$23,951,798	$30,848,500		$36,046,543	$42,575,983	$40,827,570
Ratios to average net assets:
Expenses, before reimbursements	1.95%	1.76%		1.66%	1.73%	1.77%
Expenses, net of reimbursements	1.95%	1.76	%C	1.54%	1.73%	1.77%
Net investment income, before expense reimbursements	0.72%	1.13%		0.91%	0.63%	0.89%
Net investment income, net of reimbursements	0.72%	1.13%		1.02%	0.63%	0.89%
Portfolio turnover rate	82%	68%		28%	32%	16%

A	On January 23, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.41	$15.52	$17.25	$14.03	$14.62

Income (loss) from investment operations:
Net investment income	0.33	0.25	0.21	0.16	0.26
Net gains (losses) on investments (both realized and unrealized)	(2.29)	0.65	(1.34)	3.28	0.03

Total income (loss) from investment operations	(1.96)	0.90	(1.13)	3.44	0.29

Less distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.16)	(0.22)	(0.17)
Distributions from net realized gains	-	(0.79)	(0.44)	-	(0.71)

Total distributions	(0.26)	(1.01)	(0.60)	(0.22)	(0.88)

Net asset value, end of period	$13.19	$15.41	$15.52	$17.25	$14.03

Total returnB	(13.03)%	7.08%	(6.89)%	24.71%	2.39%

Ratios and supplemental data:
Net assets, end of period	$72,565,048	$168,201,120	$248,752,034	$265,934,589	$195,472,135
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.93%	0.85%	0.89%	0.89%
Expenses, net of reimbursements	0.95%	0.93%	0.85%	0.89%	0.89%
Net investment income, before expense reimbursements	1.45%	1.40%	1.19%	1.06%	1.65%
Net investment income, net of reimbursements	1.45%	1.40%	1.19%	1.06%	1.65%
Portfolio turnover rate	35%	30%	34%	28%	27%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.27	$15.39	$17.11	$13.92	$14.52

Income (loss) from investment operations:
Net investment income	0.19	0.22	0.19	0.15	0.23
Net gains (losses) on investments (both realized and unrealized)	(2.14)	0.65	(1.32)	3.25	0.05

Total income (loss) from investment operations	(1.95)	0.87	(1.13)	3.40	0.28

Less distributions:
Dividends from net investment income	(0.25)	(0.20)	(0.15)	(0.21)	(0.17)
Distributions from net realized gains	–	(0.79)	(0.44)	–	(0.71)

Total distributions	(0.25)	(0.99)	(0.59)	(0.21)	(0.88)

Net asset value, end of period	$13.07	$15.27	$15.39	$17.11	$13.92

Total returnA	(13.08)%	6.97%	(6.96)%	24.60%	2.29%

Ratios and supplemental data:
Net assets, end of period	$48,840,223	$84,763,978	$96,799,413	$100,190,167	$68,994,531
Ratios to average net assets:
Expenses, before reimbursements	1.03%	0.98%	0.93%	0.97%	0.96%
Expenses, net of reimbursements	1.03%	0.98%	0.93%	0.97%	0.96%
Net investment income, before expense reimbursements	1.37%	1.36%	1.11%	0.98%	1.59%
Net investment income, net of reimbursements	1.37%	1.36%	1.11%	0.98%	1.59%
Portfolio turnover rate	35%	30%	34%	28%	27%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.56	$15.65	$17.40	$14.14	$14.73

Income (loss) from investment operations:
Net investment income	0.17	0.18	0.16	0.14	0.21
Net gains (losses) on investments (both realized and unrealized)	(2.20)	0.69	(1.34)	3.31	0.05

Total income (loss) from investment operations	(2.03)	0.87	(1.18)	3.45	0.26

Less distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.13)	(0.19)	(0.14)
Distributions from net realized gains	–	(0.79)	(0.44)	–	(0.71)

Total distributions	(0.21)	(0.96)	(0.57)	(0.19)	(0.85)

Net asset value, end of period	$13.32	$15.56	$15.65	$17.40	$14.14

Total returnA	(13.30)%	6.79%	(7.13)%	24.52%	2.12%

Ratios and supplemental data:
Net assets, end of period	$152,245,804	$229,639,964	$379,123,913	$274,552,551	$243,421,035
Ratios to average net assets:
Expenses, before reimbursements	1.21%	1.18%	1.12%	1.09%	1.12%
Expenses, net of reimbursements	1.21%	1.18%	1.12%	1.09%	1.12%
Net investment income, before expense reimbursements	1.19%	1.12%	0.92%	0.86%	1.44%
Net investment income, net of reimbursements	1.19%	1.12%	0.92%	0.86%	1.44%
Portfolio turnover rate	35%	30%	34%	28%	27%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.06	$15.17	$16.83	$13.69	$14.27

Income (loss) from investment operations:
Net investment income	0.16	0.15	0.10	0.10	0.16
Net gains (losses) on investments (both realized and unrealized)	(2.16)	0.66	(1.29)	3.18	0.05

Total income (loss) from investment operations	(2.00)	0.81	(1.19)	3.28	0.21

Less distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.03)	(0.14)	(0.08)
Distributions from net realized gains	–	(0.79)	(0.44)	–	(0.71)

Total distributions	(0.18)	(0.92)	(0.47)	(0.14)	(0.79)

Net asset value, end of period	$12.88	$15.06	$15.17	$16.83	$13.69

Total returnA	(13.51)%	6.50%	(7.38)%	24.10%	1.82%

Ratios and supplemental data:
Net assets, end of period	$1,245,906	$3,163,999	$3,597,339	$3,682,231	$6,622,356
Ratios to average net assets:
Expenses, before reimbursements	1.53%	1.45%	1.39%	1.40%	1.40%
Expenses, net of reimbursements	1.53%	1.45%	1.39%	1.40%	1.40%
Net investment income, before expense reimbursements	0.92%	0.90%	0.64%	0.55%	1.16%
Net investment income, net of reimbursements	0.92%	0.90%	0.64%	0.55%	1.16%
Portfolio turnover rate	35%	30%	34%	28%	27%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.03	$15.15	$16.84	$13.70	$14.28

Income (loss) from investment operations:
Net investment income	0.23	0.49	0.18	0.13	0.18
Net gains (losses) on investments (both realized and unrealized)	(2.20)	0.32	(1.36)	3.18	0.05

Total income (loss) from investment operations	(1.97)	0.81	(1.18)	3.31	0.23

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.07)	(0.17)	(0.10)
Distributions from net realized gains	–	(0.79)	(0.44)	–	(0.71)

Total distributions	(0.15)	(0.93)	(0.51)	(0.17)	(0.81)

Net asset value, end of period	$12.91	$15.03	$15.15	$16.84	$13.70

Total returnA	(13.31)%	6.57%	(7.32)%	24.26%	1.98%

Ratios and supplemental data:
Net assets, end of period	$2,767,845	$3,748,595	$12,080,510	$18,170,218	$19,486,655
Ratios to average net assets:
Expenses, before reimbursements	1.30%	1.35%	1.25%	1.27%	1.26%
Expenses, net of reimbursements	1.30%	1.35%	1.25%	1.27%	1.26%
Net investment income, before expense reimbursements	1.09%	0.94%	0.78%	0.69%	1.30%
Net investment income, net of reimbursements	1.09%	0.94%	0.78%	0.69%	1.30%
Portfolio turnover rate	35%	30%	34%	28%	27%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$14.49	$14.60	$16.27	$13.26	$13.87

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.03	(0.03)	0.07
Net gains (losses) on investments (both realized and unrealized)	(2.02)	0.69	(1.26)	3.11	0.06

Total income (loss) from investment operations	(2.01)	0.71	(1.23)	3.08	0.13

Less distributions:
Dividends from net investment income	(0.09)	(0.03)	–	(0.07)	(0.03)
Distributions from net realized gains	–	(0.79)	(0.44)	–	(0.71)

Total distributions	(0.09)	(0.82)	(0.44)	(0.07)	(0.74)

Net asset value, end of period	$12.39	$14.49	$14.60	$16.27	$13.26

Total returnA	(13.99)%	5.94%	(7.85)%	23.27%	1.19%

Ratios and supplemental data:
Net assets, end of period	$2,932,329	$4,349,946	$5,840,412	$6,520,983	$6,030,130
Ratios to average net assets:
Expenses, before reimbursements	2.05%	2.02%	1.87%	2.04%	2.04%
Expenses, net of reimbursements	2.05%	2.02%	1.87%	2.04%	2.04%
Net investment income (loss), before expense reimbursements	0.35%	0.32%	0.17%	(0.09)%	0.53%
Net investment income (loss), net of reimbursements	0.35%	0.32%	0.17%	(0.09)%	0.53%
Portfolio turnover rate	35%	30%	34%	28%	27%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,			February 28, 2018A to October 31,

	2020		2019	2018

Net asset value, beginning of period	$15.42		$15.52	$16.94

Income from investment operations:
Net investment income	0.28		0.20	0.10
Net gains (losses) on investments (both realized and unrealized)	(2.23)		0.71	(1.52)

Total income (loss) from investment operations	(1.95)		0.91	(1.42)

Less distributions:
Dividends from net investment income	(0.26)		(0.22)	–
Distributions from net realized gains	–		(0.79)	–

Total distributions	(0.26)		(1.01)	–

Net asset value, end of period	$13.21		$15.42	$15.52

Total returnB	(12.93)%		7.15%	(8.38	)%C

Ratios and supplemental data:
Net assets, end of period	$8,239,279		$2,253,328	$191,772
Ratios to average net assets:
Expenses, before reimbursements	0.96%		0.90%	3.09	%D
Expenses, net of reimbursements	0.87	%E	0.83%	0.88	%D
Net investment income (loss), before expense reimbursements	1.34%		1.51%	(0.88	)%D
Net investment income, net of reimbursements	1.43%		1.58%	1.32	%D
Portfolio turnover rate	35%		30%	34	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2020 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Balanced	42.95%
Mid-Cap Value	100.00%

Qualified Dividend Income:

Balanced	55.65%
Mid-Cap Value	100.00%

Long-Term Capital Gain Distributions:

Balanced	$15,454,567
Mid-Cap Value	-

Short-Term Capital Gain Distributions:

Balanced	$3,631,998
Mid-Cap Value	-

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Balanced Fund (“Balanced Fund”) and the American Beacon Mid-Cap Value Fund (“Mid-Cap Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Balanced Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”); and

(3) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Mid-Cap Fund, and each of Barrow, Pzena Investment Management, LLC (“Pzena”) and WEDGE Capital Management, LLP (“WEDGE”).

Barrow, Hotchkis, Pzena and WEDGE are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisors for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Funds by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the relevant Fund relative to the performance of comparable investment accounts managed by the subadvisor and the relevant Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A summary of the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waiver and reimbursement for the Mid-Cap Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for managing the portion of the Balanced Fund with respect to which the Manager has not delegated day-to day management to a subadvisor and for administering and overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager generally is favorable compared to the fee rates that each subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A summary of the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for each Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund, except for the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day to a subadvisor. In this regard the Board considered the Manager’s representation that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual firms is calculated by the Manager using information provided by the Funds’ custodian. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of fee waivers and/or expense limitations maintained by the Manager, where applicable, and the Manager’s agreement to continue the fee waivers and/or expense limitations.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the Balanced Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board noted that American Beacon Advisors, Inc. (“AmBeacon”) receives an additional fee under the Management Agreement for managing an allocation of the Balanced Fund. In considering the renewal of the Management Agreement with AmBeacon and the Investment Advisory Agreements with Barrow, Hotchkis and AmBeacon, the Board considered that the diversification of investment strategies facilitated by the Balanced Fund’s multi-manager structure permits the Balanced Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2019)

Barrow	5 Years	3	rd Quintile
Hotchkis*	5 Years	3	rd Quintile
AmBeacon**	5 Years	2	nd Quintile

* Hotchkis equity value-only return compared to the Broadridge large cap value performance universe
** AmBeacon bond-only return compared to Broadridge core bond performance universe

The Board also considered: (1) that the funds included in the Broadridge performance universe are managed pursuant to a variety of investment styles, and the Balanced Fund may underperform when a value investment style is out of favor; (2) the Manager and Barrow invest the Balanced Fund’s fixed income portfolio exclusively in investment-grade debt securities while the funds in the Broadridge performance universe may invest in high yield debt securities; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy or strategies as the subadvisor manages its allocation of the Balanced Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the Mid-Cap Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena and WEDGE, the Board considered that the diversification of investment strategies facilitated by the Mid-Cap Fund’s multi-manager structure permits the Mid-Cap Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2019)

Barrow	5 Years	3rd Quintile
Pzena	5 Years	2nd Quintile
WEDGE	3 Years	3rd Quintile

The Board also considered: (1) the Manager’s representation that the Mid-Cap Fund’s Broadridge expense group and expense universe are comprised principally of single-manager funds which typically reach breakpoints in their fee schedules sooner than multi-manager funds which pay their subadvisors directly; (2) that, in accordance with the terms of its Investment Advisory Agreement, WEDGE had reduced its investment advisory fee rate effective May 1, 2020; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Mid-Cap Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Mid-Cap Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Mid-Cap Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner is expected to retire from the Board.

American Beacon FundsSM

Privacy Policy

October 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/20

American Beacon®
FUNDS

2020 ANNUAL REPORT

October 31, 2020

LARGE CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND RISKS

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2020 (Unaudited)

For the 12 months ended October 31, 2020, U.S. equity markets have experienced volatility not seen since the Great Depression. Initially propelled higher toward the end of 2019, equities dramatically reversed course in the first quarter of 2020 due to the COVID-19 pandemic. After their dramatic decline, equities have staged a powerful rebound that has been almost entirely driven by mega-cap growth and momentum stocks. In this environment, the S&P 500 Index was up 9.71% and the Russell 1000 Index was up 10.87%. Mid- and small-cap stocks fared slightly worse with the Russell Midcap Index up 4.12% and the Russell 2000 Index down -0.14%.

Growth outperformed Value across all market capitalizations as investors shunned all things cyclical in their single-minded pursuit of growth. In the process, they bid up valuations of a narrow group of favorites to record levels. The price-to-forward earnings valuations for expensive stocks reached 60 times earnings as compared to the price-to-forward earnings valuations of six-and-a-half times earnings for cheap stocks. Momentum in the Growth names was key in further widening valuation dispersions between cheap and expensive stocks to record levels, surpassing the dispersion levels of the 1999-2000 internet bubble by a wide margin.

Six of the largest momentum stocks in the Information Technology and Consumer Discretionary sectors accounted for 36% of the market capitalization of the Russell 1000 Index and virtually all of its performance. On the downside, the Energy, Financials and Real Estate sectors fell sharply. As investors avoided cyclical business at all costs, record-wide valuation dispersions like those mentioned above occurred.

Faced with a rapidly collapsing economy in the second quarter due to the pandemic-related shutdown, the Federal Reserve and the federal government initiated massive stimulus programs aimed at supporting both businesses and individuals. The programs initially had a dramatic effect, helping economic activity recover somewhat from levels last seen in the second quarter of 2017.

In summary, despite the pandemic and economic uncertainties, the equity markets have continued to recover as investors increasingly look through the current recession toward recovery for physical and fiscal health. Highly valued growth stocks and heavily discounted cyclical businesses have set the stage for a possible rotation to cheaper stocks as they show stronger earnings growth in a recovering economy.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon Large Cap Value Fund (the “Fund”) returned -9.63% for the twelve months ended October 31, 2020, underperforming the Russell 1000® Value Index (the “Index”) return of -7.57% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2010 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2010- 10/31/2020
R5 Class** (1,6)	AADEX	(9.33)%	0.47%	4.97%	8.66%	$22,944
Y Class (1,6)	ABLYX	(9.35)%	0.39%	4.89%	8.58%	$22,770
Investor Class (1,6)	AAGPX	(9.63)%	0.14%	4.62%	8.29%	$22,173
Advisor Class (1,6)	AVASX	(9.69)%	(0.01)%	4.47%	8.13%	$21,859
A Class without sales charge (1,2,6)	ALVAX	(9.65)%	0.10%	4.58%	8.20%	$21,983
A Class with sales charge (1,2,6)	ALVAX	(14.86)%	(1.85)%	3.35%	7.56%	$20,724
C Class without sales charge (1,3,6)	ALVCX	(10.26)%	(0.56)%	3.86%	7.41%	$20,434
C Class with sales charge (1,3,6) .	ALVCX	(11.26)%	(0.56)%	3.86%	7.41%	$20,434
R6 Class (1,4,6)	AALRX	(9.23)%	0.51%	5.00%	8.67%	$22,970

Russell 1000® Value Index (5)		(7.57)%	1.94%	5.82%	9.48%	$24,732

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

2.	A Class shares have a maximum sales charge of 5.75%.

3.

A portion of the fees charged to the C Class was waived from 2010 through 2012, partially recovered in 2013 and 2014, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012 and for 2018. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/10 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/10. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown since 2017.

5.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C and R6 Class shares were 0.63%, 0.70%, 0.96%, 1.10%, 1.01%, 1.70% and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as both sector allocation and stock selections detracted value for the twelve-month period.

The Fund’s investments in the Financials and Health Care sectors hurt the most with respect to stock selection. Within Financials, positions in Wells Fargo + Co. (down 56.9%) and American International Group (down 37.1%) detracted most from the Fund’s relative performance. Positions in GlaxoSmithKline Plc. Sponsored ADR (down 23.1%) and Merck + Co. (down 13.8%) weighed on the Fund’s returns within the Health Care sector. Meanwhile, in the Information Technology sector, the Fund’s positions in Microsoft Corp. (up 44.6%) and Texas Instruments Inc. (up 25.9%) aided the Fund’s performance over the period.

Sector allocation weighed on relative performance as an overweight to Energy (down 46.3%) and an underweight to Consumer Staples (up 4.0%) hurt relative performance compared to the Index. The Fund’s underweight position in the Real Estate sector (down 22.6%) somewhat muted relative underperformance during the period.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
American International Group, Inc.		2.7
Citigroup, Inc.		2.4
Medtronic PLC		2.3
JPMorgan Chase & Co.		2.2
Comcast Corp., Class A		2.2
Goldman Sachs Group, Inc.		2.0
General Electric Co.		1.8
Stanley Black & Decker, Inc.		1.8
Texas Instruments, Inc.		1.8
Wells Fargo & Co.		1.7

Total Fund Holdings	166

Sector Allocation (% Equities)
Financials		25.7
Industrials		16.5
Health Care		13.8
Information Technology		11.4
Consumer Discretionary		7.9
Energy		5.4
Utilities		5.4
Communication Services		5.2
Consumer Staples		4.0
Materials		3.9
Real Estate		0.8

5

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Large Cap Value FundSM

Expense Examples

October 31, 2020 (Unaudited)

American Beacon Large Cap Value Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,091.60	$3.21
Hypothetical***	$1,000.00	$1,022.07	$3.10
Y Class
Actual	$1,000.00	$1,090.90	$3.57
Hypothetical***	$1,000.00	$1,021.72	$3.46
Investor Class
Actual	$1,000.00	$1,089.40	$4.94
Hypothetical***	$1,000.00	$1,020.41	$4.77
Advisor Class
Actual	$1,000.00	$1,088.80	$5.67
Hypothetical***	$1,000.00	$1,019.71	$5.48
A Class
Actual	$1,000.00	$1,089.40	$5.15
Hypothetical***	$1,000.00	$1,020.21	$4.98
C Class
Actual	$1,000.00	$1,085.30	$8.70
Hypothetical***	$1,000.00	$1,016.79	$8.42
R6 Class
Actual	$1,000.00	$1,091.60	$3.10
Hypothetical***	$1,000.00	$1,022.17	$3.00

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.61%, 0.68%, 0.94%, 1.08%, 0.98%, 1.66%, and 0.59% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

7

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2020

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 97.86%

Communication Services - 5.11%

Diversified Telecommunication Services - 0.15%
Verizon Communications, Inc.	101,154	$5,764,766

Interactive Media & Services - 0.71%
Alphabet, Inc., Class AA	16,700	26,989,037

Media - 3.73%
Comcast Corp., Class A	1,954,065	82,539,705
Discovery, Inc., Class CA	890,700	16,317,624
Interpublic Group of Cos., Inc.	364,800	6,599,232
News Corp., Class A	1,542,400	20,251,712
Omnicom Group, Inc.	139,378	6,578,642
ViacomCBS, Inc., Class B	295,403	8,439,664

		140,726,579

Wireless Telecommunication Services - 0.52%
Vodafone Group PLC, Sponsored ADR	1,463,950	19,777,965

Total Communication Services		193,258,347

Consumer Discretionary - 7.74%

Auto Components - 1.01%
Adient PLCA	152,298	3,231,764
Goodyear Tire & Rubber Co.	681,600	5,643,648
Magna International, Inc.	575,500	29,413,805

		38,289,217

Automobiles - 1.42%
General Motors Co.	1,225,232	42,307,261
Harley-Davidson, Inc.	340,212	11,186,170

		53,493,431

Hotels, Restaurants & Leisure - 1.60%
Aramark	1,344,782	37,304,253
Las Vegas Sands Corp.	398,685	19,160,801
Marriott International, Inc., Class A	41,106	3,817,925

		60,282,979

Household Durables - 0.73%
Lennar Corp., Class A	394,516	27,706,859

Internet & Direct Marketing Retail - 0.30%
Booking Holdings, Inc.A	7,100	11,519,750

Multiline Retail - 0.36%
Dollar General Corp.	65,039	13,574,290

Specialty Retail - 2.32%
Advance Auto Parts, Inc.	248,081	36,537,370
Lowe’s Cos., Inc.	324,216	51,258,549

		87,795,919

Total Consumer Discretionary		292,662,445

Consumer Staples - 3.90%

Beverages - 1.51%
Coca-Cola European Partners PLC	854,815	30,525,444
Diageo PLC, Sponsored ADR	132,610	17,263,170

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 97.86% (continued)

Consumer Staples - 3.90% (continued)

Beverages - 1.51% (continued)
PepsiCo, Inc.	69,116	$9,212,471

		57,001,085

Food Products - 1.22%
Archer-Daniels-Midland Co.	160,992	7,444,270
Danone S.A., Sponsored ADR	355,178	3,942,476
JM Smucker Co.	32,885	3,689,697
Mondelez International, Inc., Class A	145,700	7,739,584
Nestle S.A., Sponsored ADR	208,564	23,415,480

		46,231,507

Household Products - 0.54%
Colgate-Palmolive Co.	36,257	2,860,315
Kimberly-Clark Corp.	87,338	11,580,145
Reckitt Benckiser Group PLC, Sponsored ADR	346,344	6,112,972

		20,553,432

Personal Products - 0.47%
Unilever PLC, Sponsored ADRB	312,400	17,753,692

Tobacco - 0.16%
Philip Morris International, Inc.	82,544	5,862,275

Total Consumer Staples		147,401,991

Energy - 5.27%

Energy Equipment & Services - 0.96%
Baker Hughes Co.	478,400	7,065,968
Halliburton Co.	818,900	9,875,934
National Oilwell Varco, Inc.	1,473,600	12,378,240
Schlumberger N.V.	479,500	7,163,730

		36,483,872

Oil, Gas & Consumable Fuels - 4.31%
Apache Corp.	1,403,500	11,649,050
Chevron Corp.	327,544	22,764,308
ConocoPhillips	230,672	6,601,833
EOG Resources, Inc.	115,913	3,968,861
Hess Corp.	953,644	35,494,630
Marathon Oil Corp.	4,665,386	18,474,929
Marathon Petroleum Corp.	375,880	11,088,460
Murphy Oil Corp.	359,070	2,772,020
Phillips 66	624,378	29,133,477
Pioneer Natural Resources Co.	50,640	4,028,918
Royal Dutch Shell PLC, Class A, Sponsored ADRB	655,422	16,746,032

		162,722,518

Total Energy		199,206,390

Financials - 25.17%

Banks - 10.29%
Bank of America Corp.	1,274,762	30,211,859
CIT Group, Inc.	166,600	4,906,370
Citigroup, Inc.	2,151,613	89,119,811
Citizens Financial Group, Inc.	746,453	20,340,844
Fifth Third Bancorp	390,500	9,067,410

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 97.86% (continued)

Financials - 25.17% (continued)

Banks - 10.29% (continued)
JPMorgan Chase & Co.	866,285	$84,930,582
PNC Financial Services Group, Inc.	231,100	25,855,468
Truist Financial Corp.	292,345	12,313,571
US Bancorp	1,257,793	48,991,037
Wells Fargo & Co.	2,943,561	63,139,384

		388,876,336

Capital Markets - 4.68%
Bank of New York Mellon Corp.	298,800	10,266,768
BlackRock, Inc.	27,273	16,342,254
Goldman Sachs Group, Inc.	398,146	75,265,520
Moody’s Corp.	27,169	7,142,730
Morgan Stanley	189,478	9,123,366
Nasdaq, Inc.	169,218	20,473,686
Northern Trust Corp.	233,588	18,282,933
State Street Corp.	218,437	12,865,939
T Rowe Price Group, Inc.	54,296	6,877,131

		176,640,327

Consumer Finance - 1.74%
American Express Co.	331,511	30,247,064
Discover Financial Services	172,400	11,207,724
Navient Corp.	1,275,336	10,215,441
SLM Corp.	1,535,259	14,109,030

		65,779,259

Diversified Financial Services - 0.46%
Equitable Holdings, Inc.	814,800	17,510,052

Insurance - 7.66%
American International Group, Inc.	3,232,381	101,787,678
Aon PLC, Class A	152,736	28,104,951
Chubb Ltd.	379,318	49,277,201
Hartford Financial Services Group, Inc.	430,500	16,582,860
Marsh & McLennan Cos., Inc.	231,590	23,960,301
Travelers Cos., Inc.	370,101	44,674,892
Willis Towers Watson PLC	135,983	24,814,178

		289,202,061

Thrifts & Mortgage Finance - 0.34%
New York Community Bancorp, Inc.	1,546,387	12,850,476

Total Financials		950,858,511

Health Care - 13.45%

Biotechnology - 0.15%
Biogen, Inc.A	23,000	5,797,610

Health Care Equipment & Supplies - 4.10%
Abbott Laboratories	196,436	20,647,388
Boston Scientific Corp.A	292,543	10,025,448
Danaher Corp.	116,281	26,691,141
Medtronic PLC	881,899	88,692,582
Zimmer Biomet Holdings, Inc.	67,067	8,859,551

		154,916,110

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 97.86% (continued)

Health Care - 13.45% (continued)

Health Care Providers & Services - 5.09%
Anthem, Inc.	225,820	$61,603,696
Centene Corp.A	196,800	11,630,880
Cigna Corp.	158,016	26,383,932
CVS Health Corp.	468,364	26,270,537
Humana, Inc.	22,600	9,023,728
McKesson Corp.	76,657	11,306,141
UnitedHealth Group, Inc.	150,667	45,974,528

		192,193,442

Life Sciences Tools & Services - 0.74%
Thermo Fisher Scientific, Inc.	59,287	28,049,865

Pharmaceuticals - 3.37%
Bristol-Myers Squibb Co.	163,900	9,579,955
GlaxoSmithKline PLC, Sponsored ADR	478,234	15,982,580
Johnson & Johnson	344,181	47,190,657
Merck & Co., Inc.	218,309	16,419,020
Pfizer, Inc.	631,300	22,398,524
Roche Holding AG, Sponsored ADR	151,458	6,056,806
Sanofi, ADR	213,664	9,678,979

		127,306,521

Total Health Care		508,263,548

Industrials - 16.18%

Aerospace & Defense - 2.65%
Boeing Co.	22,500	3,248,775
Embraer S.A., Sponsored ADRA B	261,400	1,076,968
General Dynamics Corp.	203,786	26,763,215
Lockheed Martin Corp.	37,413	13,099,414
Northrop Grumman Corp.	89,564	25,957,439
Raytheon Technologies Corp.	548,779	29,809,675

		99,955,486

Air Freight & Logistics - 0.71%
FedEx Corp.	103,900	26,958,933

Building Products - 1.11%
Johnson Controls International PLC	357,004	15,069,139
Masco Corp.	239,444	12,834,198
Trane Technologies PLC	105,836	14,049,729

		41,953,066

Construction & Engineering - 1.17%
AECOMA	486,175	21,800,087
Fluor Corp.	212,100	2,407,335
Quanta Services, Inc.	317,060	19,794,056

		44,001,478

Electrical Equipment - 0.81%
Eaton Corp. PLC	171,681	17,818,771
Emerson Electric Co.	197,269	12,781,058

		30,599,829

Industrial Conglomerates - 2.69%
General Electric Co.	9,371,500	69,536,530
Honeywell International, Inc.	193,886	31,981,496

		101,518,026

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 97.86% (continued)

Industrials - 16.18% (continued)

Machinery - 5.39%
CNH Industrial N.V.A	2,652,739	$20,611,782
Cummins, Inc.	140,497	30,893,885
Deere & Co.	124,620	28,152,904
Illinois Tool Works, Inc.	128,641	25,198,199
Otis Worldwide Corp.	66,963	4,103,493
PACCAR, Inc.	73,451	6,271,246
Stanley Black & Decker, Inc.	417,162	69,332,325
Westinghouse Air Brake Technologies Corp.	322,166	19,104,444

		203,668,278

Professional Services - 0.25%
Equifax, Inc.	70,281	9,600,384

Road & Rail - 1.40%
Canadian National Railway Co.	82,258	8,180,558
JB Hunt Transport Services, Inc.	213,959	26,047,369
Union Pacific Corp.	105,896	18,763,712

		52,991,639

Total Industrials		611,247,119

Information Technology - 11.17%

Communications Equipment - 0.70%
F5 Networks, Inc.A	50,200	6,673,588
Telefonaktiebolaget LM Ericsson, Sponsored ADR	1,761,920	19,751,123

		26,424,711

Electronic Equipment, Instruments & Components - 1.02%
Corning, Inc.	681,440	21,785,637
TE Connectivity Ltd.	173,100	16,769,928

		38,555,565

IT Services - 2.47%
Accenture PLC, Class A	144,407	31,323,322
Cognizant Technology Solutions Corp., Class A	414,257	29,586,235
Fidelity National Information Services, Inc.	126,645	15,778,701
Fiserv, Inc.A	175,086	16,715,460

		93,403,718

Semiconductors & Semiconductor Equipment - 4.54%
Analog Devices, Inc.	73,222	8,679,004
Broadcom, Inc.	125,933	44,029,955
Intel Corp.	255,605	11,318,189
NXP Semiconductors N.V.	94,360	12,749,923
QUALCOMM, Inc.	228,779	28,222,178
Texas Instruments, Inc.	459,844	66,488,844

		171,488,093

Software - 1.92%
Microsoft Corp.	148,808	30,129,156
Oracle Corp.	753,291	42,267,158

		72,396,314

Technology Hardware, Storage & Peripherals - 0.52%
Hewlett Packard Enterprise Co.	2,276,744	19,671,068

Total Information Technology		421,939,469

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 97.86% (continued)

Materials - 3.85%

Chemicals - 3.43%
Air Products and Chemicals, Inc.	101,851	$28,135,320
Corteva, Inc.	891,857	29,413,444
DuPont de Nemours, Inc.	583,206	33,172,758
PPG Industries, Inc.	175,224	22,730,057
Sherwin-Williams Co.	23,504	16,170,282

		129,621,861

Containers & Packaging - 0.42%
International Paper Co.	362,486	15,858,762

Total Materials		145,480,623

Real Estate - 0.78%

Equity Real Estate Investment Trusts (REITs) - 0.78%
MGM Growth Properties LLC, Class A	928,105	24,548,377
Public Storage	21,025	4,816,197

		29,364,574

Total Real Estate		29,364,574

Utilities - 5.24%

Electric Utilities - 4.72%
American Electric Power Co., Inc.	136,012	12,231,559
Duke Energy Corp.	334,092	30,773,214
Edison International	385,802	21,620,344
Entergy Corp.	115,349	11,675,626
Exelon Corp.	739,627	29,503,721
PPL Corp.	1,141,254	31,384,485
Southern Co.	574,388	32,998,591
Xcel Energy, Inc.	116,087	8,129,573

		178,317,113

Multi-Utilities - 0.52%
Dominion Energy, Inc.	243,283	19,545,356

Total Utilities		197,862,469

Total Common Stocks (Cost $3,497,591,923)		3,697,545,486

SHORT-TERM INVESTMENTS - 2.23% (Cost $84,250,125)

Investment Companies - 2.23%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	84,250,125	84,250,125

TOTAL INVESTMENTS - 100.09% (Cost $3,581,842,048)		3,781,795,611
LIABILITIES, NET OF OTHER ASSETS - (0.09%)		(3,554,522)

TOTAL NET ASSETS - 100.00%		$3,778,241,089

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

PLC - Public Limited Company.

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2020

Long Futures Contracts Open on October 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	523	December 2020	$89,418,233	$85,371,905	$(4,046,328)

			$89,418,233	$85,371,905	$(4,046,328)

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,697,545,486	$-	$-	$3,697,545,486
Short-Term Investments	84,250,125	-	-	84,250,125

Total Investments in Securities - Assets	$3,781,795,611	$-	$-	$3,781,795,611

Financial Derivative Instruments - Liabilities
Futures Contracts	$(4,046,328)	$-	$-	$(4,046,328)

Total Financial Derivative Instruments - Liabilities	$(4,046,328)	$-	$-	$(4,046,328)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†§	$3,697,545,486
Investments in affiliated securities, at fair value‡	84,250,125
Cash	112,000
Cash collateral held at broker for futures contracts	7,610,000
Dividends and interest receivable	5,210,250
Deposits with broker for futures contracts	3,008,858
Receivable for investments sold	1,194,019
Receivable for fund shares sold	1,927,932
Receivable for tax reclaims	447,050
Prepaid expenses	60,398

Total assets	3,801,366,118

Liabilities:
Payable for investments purchased	1,376,521
Payable for fund shares redeemed	13,332,934
Payable for expense recoupment (Note 2)	35,402
Management and sub-advisory fees payable (Note 2)	3,841,297
Service fees payable (Note 2)	70,464
Transfer agent fees payable (Note 2)	41,683
Custody and fund accounting fees payable	71,938
Professional fees payable	86,806
Trustee fees payable (Note 2)	38,482
Payable for prospectus and shareholder reports	81,224
Payable for variation margin from open futures contracts (Note 5)	4,045,182
Other liabilities	103,096

Total liabilities	23,125,029

Net assets	$3,778,241,089

Analysis of net assets:
Paid-in-capital	$3,144,489,687
Total distributable earnings (deficits)A	633,751,402

Net assets	$3,778,241,089

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	77,383,914

Y Class	7,689,522

Investor Class	33,211,216

Advisor Class	2,196,080

A Class	1,230,439

C Class	225,940

R6 Class	43,152,412

Net assets:
R5 ClassB	$1,807,587,315

Y Class	$178,065,442

Investor Class	$707,970,431

Advisor Class	$46,049,690

A Class	$25,792,400

C Class	$4,687,004

R6 Class	$1,008,088,807

Net asset value, offering and redemption price per share:
R5 ClassB	$23.36

Y Class	$23.16

Investor Class	$21.32

Advisor Class	$20.97

A Class	$20.96

A Class (offering price)	$22.24

C Class	$20.74

R6 Class	$23.36

† Cost of investments in unaffiliated securities	$3,497,591,923
‡ Cost of investments in affiliated securities	$84,250,125
§ Fair value of securities on loan	$32,794,699

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$111,036,931
Dividend income from affiliated securities (Note 2)	833,698
Interest income	5,442
Income derived from securities lending (Note 9)	302,299

Total investment income	112,178,370

Expenses:
Management and sub-advisory fees (Note 2)	24,355,791
Transfer agent fees:
R5 Class (Note 2)A	742,646
Y Class (Note 2)	213,393
Investor Class	44,037
Advisor Class	3,094
A Class	1,668
R6 Class	34,517
Custody and fund accounting fees	492,567
Professional fees	319,200
Registration fees and expenses	142,842
Service fees (Note 2):
Investor Class	3,177,910
Advisor Class	139,109
A Class	48,190
C Class	5,086
Distribution fees (Note 2):
Advisor Class	138,989
A Class	78,875
C Class	57,931
Prospectus and shareholder report expenses	283,242
Trustee fees (Note 2)	386,947
Loan expense (Note 10)	32,594
Other expenses	558,925

Total expenses	31,257,553

Net fees waived and expenses (reimbursed) (Note 2)	(258,091)

Net expenses	30,999,462

Net investment income	81,178,908

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	453,549,400
Commission recapture (Note 1)	30,861
Foreign currency transactions	(3,821)
Futures contracts	14,198,430
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(993,690,876)
Futures contracts	(6,650,238)

Net (loss) from investments	(532,566,244)

Net (decrease) in net assets resulting from operations	$(451,387,336)

† Foreign taxes	$1,051,882

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$81,178,908	$112,171,181
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions and futures contracts	467,774,870	366,356,359
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(1,000,341,114)	37,685,667

Net increase (decrease) in net assets resulting from operations	(451,387,336)	516,213,207

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(273,627,748)	(307,696,338)
Y Class	(29,187,098)	(24,499,396)
Investor Class	(110,555,842)	(128,259,878)
Advisor Class	(6,464,926)	(5,201,321)
A Class	(4,077,104)	(4,356,396)
C Class	(658,758)	(544,161)
R6 Class	(76,992,021)	(48,893,430)

Net distributions to shareholders	(501,563,497)	(519,450,920)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,238,519,195	777,784,227
Reinvestment of dividends and distributions	461,617,755	486,264,603
Cost of shares redeemed	(2,384,380,519)	(2,033,070,711)

Net (decrease) in net assets from capital share transactions	(684,243,569)	(769,021,881)

Net (decrease) in net assets	(1,637,194,402)	(772,259,594)

Net assets:
Beginning of period	5,415,435,491	6,187,695,085

End of period	$3,778,241,089	$5,415,435,491

A Formerly known as Institutional Class.

See accompanying notes

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2020, the Trust consists of twenty-seven active series, one of which is presented in this filing: American Beacon Large Cap Value Fund (the “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Hotchkis and Wiley Capital Management, LLC; and Massachusetts Financial Services Company (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$15,579,605
Sub-Advisor Fees	0.20%	8,776,186

Total	0.55%	$24,355,791

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2020, the Manager received securities lending fees of $31,383 for the securities lending activities of the Fund.

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the Advisor, A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$862,512

As of October 31, 2020, the Manager owed the Fund the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees*
Large Cap Value	$842

* This balance is presented as a contra expense as of October 31, 2020.

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund: Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Large Cap Value	$84,250,125	$-	$-	$833,698	$84,250,125

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2020, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Large Cap Value	$113,196	$14,770	$127,966

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2020, the Fund participated as a lender by loaning an average amount of $3,154,902 for 122 days at an average interest rate of 1.57% with interest charges earned of $14,369. This amount is included in “Interest income” on the Statement of Operations.

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2020, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
		11/1/2019 - 10/31/2020
Large Cap Value	R6	0.59%	$321,322	$(222,760	)*	2022 - 2023

* Of this amount, $159,529 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statement of Operations.

Of these amounts, $35,402 was disclosed as a payable to the Manager on the Statement of Assets and Liabilities at October 31, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Large Cap Value	$159,529	$-	$-	2021 - 2022

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2020, RID collected $1,157 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2020, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2020, CDSC fees of $117,156 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

25

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners).

27

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2020, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2020
Large Cap Value	773

28

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(4,046,328)	$(4,046,328)

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$14,198,430	$14,198,430

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(6,650,238)	$(6,650,238)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2020.

Offsetting of Financial and Derivative Assets as of October 31, 2020:
	Assets	Liabilities
Futures Contracts	$-	$4,046,328

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$4,046,328

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(4,046,328)

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the

29

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

30

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market fund that are advised by the Manager. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income*
R5 Class**	$65,160,967	$82,267,452
Y Class	6,822,201	6,344,886
Investor Class	23,290,880	30,326,749
Advisor Class	1,302,556	1,133,733
A Class	837,320	1,059,821
C Class	102,714	88,990
R6 Class	18,513,208	13,223,221

33

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

	Year Ended October 31, 2020	Year Ended October 31, 2019
Long-term capital gains
R5 Class**	$208,466,781	$225,428,886
Y Class	22,364,897	18,154,510
Investor Class	87,264,962	97,933,129
Advisor Class	5,162,370	4,067,588
A Class	3,239,784	3,296,575
C Class	556,044	455,171
R6 Class	58,478,813	35,670,209

Total distributions paid	$501,563,497	$519,450,920

* For tax purposes, short-term capital gains are considered ordinary income distributions.

**Formerly known as Institutional Class.

As of October 31, 2020 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$3,703,450,718	$468,752,383	$(390,407,490)	$78,344,893

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Large Cap Value	$78,344,893	$68,291,636	$487,114,873	$–	$–	$633,751,402

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate securities, publicly traded partnerships, and other securities.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from nondeductible expenses from investments in publicly traded partnerships as of October 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Large Cap Value	$154	$(154)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2020, the Fund did not have any capital loss carryforwards.

34

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Large Cap Value	$2,886,113,080	$3,892,280,271

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	October 31, 2020 Shares/Fair Value
Large Cap Value	Direct	$167,279,955	$2,190,309,924	$2,273,339,754	$84,250,125
Large Cap Value	Securities Lending	20,296,656	314,933,578	335,230,234	-

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments

35

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Large Cap Value	$32,794,699	$–	$33,253,922	$33,253,922

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2020, the Fund did not utilize this facility.

36

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 ClassA
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	14,583,865	$345,640,279	12,472,307	$327,028,863
Reinvestment of dividends	8,842,185	241,214,794	12,176,926	280,069,287
Shares redeemed	(56,846,970)	(1,416,115,045)	(44,099,255)	(1,164,568,728)

Net (decrease) in shares outstanding	(33,420,920)	$(829,259,972)	(19,450,022)	$(557,470,578)

	Y Class
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,619,593	$106,515,177	2,802,221	$72,004,319
Reinvestment of dividends	1,043,006	28,234,181	1,034,674	23,631,954
Shares redeemed	(8,700,548)	(223,599,140)	(3,676,176)	(96,626,161)

Net increase (decrease) in shares outstanding	(3,037,949)	$(88,849,782)	160,719	$(989,888)

	Investor Class
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,873,178	$102,511,782	4,427,172	$107,951,684
Reinvestment of dividends	4,323,502	107,957,844	5,946,641	126,187,719
Shares redeemed	(19,147,457)	(414,908,921)	(24,387,033)	(587,725,924)

Net (decrease) in shares outstanding	(9,950,777)	$(204,439,295)	(14,013,220)	$(353,586,521)

	Advisor Class
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	549,199	$11,028,542	607,878	$13,597,178
Reinvestment of dividends	209,035	5,140,176	232,028	4,858,669
Shares redeemed	(1,135,706)	(25,190,406)	(686,434)	(16,861,299)

Net increase (decrease) in shares outstanding	(377,472)	$(9,021,688)	153,472	$1,594,548

	A Class
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	224,146	$5,007,909	993,379	$22,618,536
Reinvestment of dividends	164,301	4,035,240	206,632	4,320,676
Shares redeemed	(684,117)	(13,767,798)	(1,316,813)	(31,831,074)

Net (decrease) in shares outstanding	(295,670)	$(4,724,649)	(116,802)	$(4,891,862)

	C Class
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	24,726	$531,337	63,051	$1,486,421
Reinvestment of dividends	25,018	611,677	24,012	500,403
Shares redeemed	(91,652)	(1,912,256)	(85,733)	(2,081,682)

Net increase (decrease) in shares outstanding	(41,908)	$(769,242)	1,330	$(94,858)

37

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2020

	R6 Class
	Year Ended October 31,
	2020		2019
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	26,236,020	$667,284,169	8,939,449	$233,097,226
Reinvestment of dividends	2,730,148	74,423,843	2,031,139	46,695,895
Shares redeemed	(11,934,191)	(288,886,953)	(4,956,502)	(133,375,843)

Net increase in shares outstanding	17,031,977	$452,821,059	6,014,086	$146,417,278

A Formerly known as Institutional Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA B
	Year Ended October 31,
	2020C	2019	2018	2017	2016

Net asset value, beginning of period	$28.32	$28.41	$30.98	$25.80	$28.38

Income (loss) from investment operations:
Net investment income	0.65	0.63	0.63	0.59	0.61
Net gains (losses) on investments (both realized and unrealized)	(2.89)	1.69	(0.07)	5.41	(0.29)

Total income (loss) from investment operations	(2.24)	2.32	0.56	6.00	0.32

Less distributions:
Dividends from net investment income	(0.62)	(0.55)	(0.55)	(0.60)	(0.52)
Distributions from net realized gains	(2.10)	(1.86)	(2.58)	(0.22)	(2.38)

Total distributions	(2.72)	(2.41)	(3.13)	(0.82)	(2.90)

Net asset value, end of period	$23.36	$28.32	$28.41	$30.98	$25.80

Total returnD	(9.29)%	10.14%	1.51%	23.60%	1.69%

Ratios and supplemental data:
Net assets, end of period	$1,807,587,315	$3,137,789,485	$3,700,700,522	$4,765,771,483	$5,137,688,375
Ratios to average net assets:
Expenses, before reimbursements	0.63%	0.63%	0.62%	0.60%	0.60%
Expenses, net of reimbursements	0.63%	0.63%	0.62%	0.60%	0.60%
Net investment income, before expense reimbursements	1.90%	2.07%	1.83%	1.78%	2.16%
Net investment income, net of reimbursements	1.90%	2.07%	1.83%	1.78%	2.16%
Portfolio turnover rate	67%	23%	23%	25%	25%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
C	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$28.10	$28.20	$30.78	$25.64	$28.21

Income (loss) from investment operations:
Net investment income	0.39	0.56	0.57	0.48	0.59
Net gains (losses) on investments (both realized and unrealized)	(2.63)	1.72	(0.04)	5.46	(0.29)

Total income (loss) from investment operations	(2.24)	2.28	0.53	5.94	0.30

Less distributions:
Dividends from net investment income	(0.60)	(0.52)	(0.53)	(0.58)	(0.49)
Distributions from net realized gains	(2.10)	(1.86)	(2.58)	(0.22)	(2.38)

Total distributions	(2.70)	(2.38)	(3.11)	(0.80)	(2.87)

Net asset value, end of period	$23.16	$28.10	$28.20	$30.78	$25.64

Total returnB	(9.35)%	10.05%	1.42%	23.51%	1.61%

Ratios and supplemental data:
Net assets, end of period	$178,065,442	$301,457,382	$298,017,629	$384,155,569	$349,542,346
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.70%	0.68%	0.67%	0.67%
Expenses, net of reimbursements	0.70%	0.70%	0.68%	0.67%	0.67%
Net investment income, before expense reimbursements	1.84%	1.98%	1.77%	1.69%	2.08%
Net investment income, net of reimbursements	1.84%	1.98%	1.77%	1.69%	2.08%
Portfolio turnover rate	67%	23%	23%	25%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

40

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$26.06	$26.33	$28.92	$24.13	$26.70

Income (loss) from investment operations:
Net investment income	0.29	0.41	0.41	0.40	0.46
Net gains (losses) on investments (both realized and unrealized)	(2.41)	1.63	0.02	5.12	(0.25)

Total income (loss) from investment operations	(2.12)	2.04	0.43	5.52	0.21

Less distributions:
Dividends from net investment income	(0.52)	(0.45)	(0.44)	(0.51)	(0.40)
Distributions from net realized gains	(2.10)	(1.86)	(2.58)	(0.22)	(2.38)

Total distributions	(2.62)	(2.31)	(3.02)	(0.73)	(2.78)

Net asset value, end of period	$21.32	$26.06	$26.33	$28.92	$24.13

Total returnB	(9.59)%	9.77%	1.18%	23.20%	1.33%

Ratios and supplemental data:
Net assets, end of period	$707,970,431	$1,124,625,846	$1,505,354,807	$1,990,199,621	$2,245,534,741
Ratios to average net assets:
Expenses, before reimbursements	0.96%	0.96%	0.95%	0.92%	0.93%
Expenses, net of reimbursements	0.96%	0.96%	0.95%	0.92%	0.93%
Net investment income, before expense reimbursements	1.57%	1.74%	1.50%	1.46%	1.84%
Net investment income, net of reimbursements	1.57%	1.74%	1.50%	1.46%	1.84%
Portfolio turnover rate	67%	23%	23%	25%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2020B	2019	2018	2017	2016

Net asset value, beginning of period	$25.68	$25.95	$28.54	$23.82	$26.40

Income (loss) from investment operations:
Net investment income	0.24	0.47	0.28	0.21	0.40
Net gains (losses) on investments (both realized and unrealized)	(2.36)	1.52	0.10	5.20	(0.22)

Total income (loss) from investment operations	(2.12)	1.99	0.38	5.41	0.18

Less distributions:
Dividends from net investment income	(0.49)	(0.40)	(0.39)	(0.47)	(0.38)
Distributions from net realized gains	(2.10)	(1.86)	(2.58)	(0.22)	(2.38)

Total distributions	(2.59)	(2.26)	(2.97)	(0.69)	(2.76)

Net asset value, end of period	$20.97	$25.68	$25.95	$28.54	$23.82

Total returnC	(9.73)%	9.64%	1.00%	23.00%	1.21%

Ratios and supplemental data:
Net assets, end of period	$46,049,690	$66,077,449	$62,811,940	$88,196,090	$113,168,437
Ratios to average net assets:
Expenses, before reimbursements	1.10%	1.10%	1.09%	1.07%	1.08%
Expenses, net of reimbursements	1.10%	1.10%	1.09%	1.07%	1.08%
Net investment income, before expense reimbursements	1.42%	1.58%	1.36%	1.31%	1.69%
Net investment income, net of reimbursements	1.42%	1.58%	1.36%	1.31%	1.69%
Portfolio turnover rate	67%	23%	23%	25%	25%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$25.66	$26.00	$28.61	$23.90	$26.51

Income (loss) from investment operations:
Net investment income	0.20	0.40	0.48	0.28	0.42
Net gains (losses) on investments (both realized and unrealized)	(2.29)	1.59	(0.06)	5.17	(0.21)

Total income (loss) from investment operations	(2.09)	1.99	0.42	5.45	0.21

Less distributions:
Dividends from net investment income	(0.51)	(0.47)	(0.45)	(0.52)	(0.44)
Distributions from net realized gains	(2.10)	(1.86)	(2.58)	(0.22)	(2.38)

Total distributions	(2.61)	(2.33)	(3.03)	(0.74)	(2.82)

Net asset value, end of period	$20.96	$25.66	$26.00	$28.61	$23.90

Total returnB	(9.65)%	9.72%	1.15%	23.13%	1.33%

Ratios and supplemental data:
Net assets, end of period	$25,792,400	$39,157,098	$42,722,617	$40,073,435	$35,071,001
Ratios to average net assets:
Expenses, before reimbursements	1.00%	1.01%	0.93%	0.98%	0.98%
Expenses, net of reimbursements	1.00%	1.01%	0.93%	0.98%	0.98%
Net investment income, before expense reimbursements	1.52%	1.68%	1.49%	1.38%	1.78%
Net investment income, net of reimbursements	1.52%	1.68%	1.49%	1.38%	1.78%
Portfolio turnover rate	67%	23%	23%	25%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

43

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2020A	2019		2018	2017	2016

Net asset value, beginning of period	$25.43	$25.71		$28.27	$23.57	$26.17

Income (loss) from investment operations:
Net investment income	0.08	0.26		0.21	0.09	0.20
Net gains (losses) on investments (both realized and unrealized)	(2.32)	1.57		0.05	5.11	(0.19)

Total income (loss) from investment operations	(2.24)	1.83		0.26	5.20	0.01

Less distributions:
Dividends from net investment income	(0.35)	(0.25)		(0.24)	(0.28)	(0.23)
Distributions from net realized gains	(2.10)	(1.86)		(2.58)	(0.22)	(2.38)

Total distributions	(2.45)	(2.11)		(2.82)	(0.50)	(2.61)

Net asset value, end of period	$20.74	$25.43		$25.71	$28.27	$23.57

Total returnB	(10.26)%	8.94%		0.57%	22.27%	0.51%

Ratios and supplemental data:
Net assets, end of period	$4,687,004	$6,811,169		$6,851,003	$8,351,349	$8,950,263
Ratios to average net assets:
Expenses, before reimbursements	1.68%	1.70%		1.64%	1.72%	1.74%
Expenses, net of reimbursements	1.68%	1.70	%C	1.54%	1.72%	1.74%
Net investment income, before expense reimbursements	0.84%	0.99%		0.79%	0.66%	1.02%
Net investment income, net of reimbursements	0.84%	0.99%		0.90%	0.66%	1.02%
Portfolio turnover rate	67%	23%		23%	25%	25%

A	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

44

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,			February 28, 2017A to October 31, 2017
	2020B	2019	2018

Net asset value, beginning of period	$28.31	$28.41	$30.98	$28.64

Income from investment operations:
Net investment income	0.56	0.61	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	(2.78)	1.71	(0.02)	2.22

Total income (loss) from investment operations	(2.22)	2.32	0.57	2.34

Less distributions:
Dividends from net investment income	(0.63)	(0.56)	(0.56)	-
Distributions from net realized gains	(2.10)	(1.86)	(2.58)	-

Total distributions	(2.73)	(2.42)	(3.14)	-

Net asset value, end of period	$23.36	$28.31	$28.41	$30.98

Total returnC	(9.23)%	10.15%	1.54%	8.17	%D

Ratios and supplemental data:
Net assets, end of period	$1,008,088,807	$739,517,062	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.62%	0.60%	0.59%	0.60	%E
Expenses, net of reimbursements or recoupments	0.59%	0.58%	0.58%	0.58	%E
Net investment income, before expense reimbursements or recoupments	1.90%	2.07%	1.75%	1.38	%E
Net investment income, net of reimbursements or recoupments	1.93%	2.09%	1.76%	1.40	%E
Portfolio turnover rate	67%	23%	23%	25	%F

A	Commencement of operations.
B	On January 17, 2020, Brandywine Global Investment Management, LLC was terminated and ceased managing assets of the Fund.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

45

American Beacon FundsSM

Federal Tax Information

October 31, 2020 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Large Cap Value	93.05%

Qualified Dividend Income:

Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Large Cap Value	$385,533,651

Short-Term Capital Gain Distributions:

Large Cap Value	$5,306,819

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

46

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Large Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

47

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Fund by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts or a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A summary of the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waiver and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager generally is favorable compared to the fee rates that each subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe,

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual firms is calculated by the Manager using information provided by the Fund’s custodian. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, when such information was available, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of the fee waivers and/or expense limitations maintained by the Manager, where applicable, and the Manager’s agreement to continue the fee waivers and/or expense limitations.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Hotchkis and MFS, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2019)

Barrow	5 Years	2	nd Quintile
Hotchkis	5 Years	3	rd Quintile
MFS	5 Years	1	st Quintile

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that, upon the Manager’s recommendation, the Board previously had approved the termination of a subadvisor; (2) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019–Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner is expected to retire from the Board.

58

American Beacon FundsSM

Privacy Policy

October 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

59

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60

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/20

American Beacon®
FUNDS

2020 ANNUAL REPORT

October 31, 2020

SMALL CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND RISKS

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2020 (Unaudited)

For the 12 months ended October 31, 2020, U.S. equity markets have experienced volatility not seen since the Great Depression. Initially propelled higher toward the end of 2019, equities dramatically reversed course in the first quarter of 2020 due to the COVID-19 pandemic. After their dramatic decline, equities have staged a powerful rebound that has been almost entirely driven by mega-cap growth and momentum stocks. In this environment, the S&P 500 Index was up 9.71% and the Russell 1000 Index was up 10.87%. Mid- and small-cap stocks fared slightly worse with the Russell Midcap Index up 4.12% and the Russell 2000 Index down -0.14%.

Growth outperformed Value across all market capitalizations as investors shunned all things cyclical in their single-minded pursuit of growth. In the process, they bid up valuations of a narrow group of favorites to record levels. The price-to-forward earnings valuations for expensive stocks reached 60 times earnings as compared to the price-to-forward earnings valuations of six-and-a-half times earnings for cheap stocks. Momentum in the Growth names was key in further widening valuation dispersions between cheap and expensive stocks to record levels, surpassing the dispersion levels of the 1999-2000 internet bubble by a wide margin.

Six of the largest momentum stocks in the Information Technology and Consumer Discretionary sectors accounted for 36% of the market capitalization of the Russell 1000 Index and virtually all of its performance. On the downside, the Energy, Financials and Real Estate sectors fell sharply. As investors avoided cyclical business at all costs, record-wide valuation dispersions like those mentioned above occurred.

Faced with a rapidly collapsing economy in the second quarter due to the pandemic-related shutdown, the Federal Reserve and the federal government initiated massive stimulus programs aimed at supporting both businesses and individuals. The programs initially had a dramatic effect, helping economic activity recover somewhat from levels last seen in the second quarter of 2017.

In summary, despite the pandemic and economic uncertainties, the equity markets have continued to recover as investors increasingly look through the current recession toward recovery for physical and fiscal health. Highly valued growth stocks and heavily discounted cyclical businesses have set the stage for a possible rotation to cheaper stocks as they show stronger earnings growth in a recovering economy.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon Small Cap Value Fund (the “Fund”) returned -13.30 % for the twelve months ended October 31, 2020, outperforming the Russell 2000® Value Index (the “Index”) return of -13.92% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2010 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2010- 10/31/2020
R5 Class** (1,6)	AVFIX	(13.00)%	(4.86)%	2.37%	7.36%	$20,339
Y Class (1,6)	ABSYX	(13.06)%	(4.93)%	2.29%	7.27%	$20,166
Investor Class (1,6)	AVPAX	(13.30)%	(5.18)%	2.04%	6.99%	$19,655
Advisor Class (1,6)	AASSX	(13.40)%	(5.33)%	1.86%	6.83%	$19,364
A Class without sales charge (1,2,6)	ABSAX	(13.38)%	(5.27)%	1.95%	6.86%	$19,423
A Class with sales charge (1,2,6)	ABSAX	(18.36)%	(7.12)%	0.75%	6.23%	$18,307
C Class without sales charge (1,3,6)	ASVCX	(14.00)%	(5.89)%	1.24%	6.09%	$18,055
C Class with sales charge (1,3,6)	ASVCX	(15.00)%	(5.89)%	1.24%	6.09%	$18,055
R6 Class (1,4,6)	AASRX	(12.98)%	(4.84)%	2.38%	7.36%	$20,350

Russell 2000® Value Index (5)		(13.92)%	(4.05)%	3.71%	7.06%	$19,789

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

2.

A portion of the fees charged to the A Class of the Fund was waived in 2010, 2012, 2013 and 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2010, 2012, 2013 and 2014. The maximum sales charge for A Class is 5.75%.

3.

A portion of the fees charged to the C Class of the Fund was waived in 2010, 2012 and 2013, fully recovered in 2015, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012, 2013 and 2018. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/10 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/10.

5.

The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Index and the Russell 2000 Value Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C and R6 Class shares were 0.83%, 0.90%, 1.14%, 1.34%, 1.26%, 1.95% and 0.80%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report

The Fund outperformed the Index during the period due mainly to sector allocation, while security selection detracted slightly from relative performance.

Most of the Fund’s outperformance related to sector allocation can be attributed to an underweight to the Real Estate sector (down 30.3%), and an overweight to the Consumer Discretionary sector (up 4.4%). This relative performance was slightly offset by an underweight to the Consumer Staples sector (up 18.0%).

From a security selection perspective, positions in the Consumer Discretionary sector and the Real Estate sector detracted from relative performance. In the Consumer Discretionary sector, detractors included an absence from index-position Penn National Gaming, Inc. (up 153.2%) and Dave & Buster’s Entertainment, Inc. (down 97.3%). In the Real Estate sector, Seritage Growth Properties, Class A (down 71.6%) and Colony Capital, Inc. (down 32.6%) detracted from relative performance. On the other hand, positive security selection in the Financials sector added relative value; contributors included Evercore, Inc., Class A (up 18.1%) and an absence from index-position Invesco Mortgage Capital, Inc. (down 79.7%).

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2020

Top Ten Holdings (% Net Assets)
Diodes, Inc.		1.8
Evercore, Inc., Class A		1.1
MGIC Investment Corp.		1.0
Enstar Group Ltd.		1.0
Texas Capital Bancshares, Inc.		0.9
Stifel Financial Corp.		0.9
II-VI, Inc.		0.8
Greenbrier Cos., Inc.		0.8
Umpqua Holdings Corp.		0.8
CNO Financial Group, Inc.		0.8

Total Fund Holdings	686

Sector Allocation (% Equities)
Financials		28.8
Industrials		19.0
Consumer Discretionary		13.6
Information Technology		13.4
Health Care		5.0
Materials		4.6
Real Estate		4.6
Energy		3.9
Consumer Staples		3.1
Utilities		2.5
Communication Services		1.5

5

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2020 through October 31, 2020.
Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Small Cap Value FundSM

Expense Examples

October 31, 2020 (Unaudited)

American Beacon Small Cap Value Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,154.20	$4.39
Hypothetical***	$1,000.00	$1,021.06	$4.12
Y Class
Actual	$1,000.00	$1,153.70	$4.76
Hypothetical***	$1,000.00	$1,020.71	$4.47
Investor Class
Actual	$1,000.00	$1,151.90	$6.22
Hypothetical***	$1,000.00	$1,019.36	$5.84
Advisor Class
Actual	$1,000.00	$1,151.00	$7.25
Hypothetical***	$1,000.00	$1,018.40	$6.80
A Class
Actual	$1,000.00	$1,151.50	$6.76
Hypothetical***	$1,000.00	$1,018.85	$6.34
C Class
Actual	$1,000.00	$1,147.10	$10.63
Hypothetical***	$1,000.00	$1,015.23	$9.98
R6 Class
Actual	$1,000.00	$1,154.30	$4.22
Hypothetical***	$1,000.00	$1,021.22	$3.96

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.88%, 1.15%, 1.34%, 1.25%, 1.97%, and 0.78% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

7

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2020

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50%

Communication Services - 1.48%

Diversified Telecommunication Services - 0.00%
IDT Corp., Class BA	2,488	$23,711
Liberty Latin America Ltd., Class CA	3,897	37,879

		61,590

Entertainment - 0.21%
IMAX Corp.A	841,229	9,699,370

Media - 1.13%
AMC Networks, Inc., Class AA B	3,651	77,584
Emerald Holding, Inc.	245,992	644,499
Entravision Communications Corp., Class A	295,676	541,087
Gray Television, Inc.A	1,164,994	14,772,124
John Wiley & Sons, Inc., Class A	60,744	1,880,634
MDC Partners, Inc., Class AA	1,541,908	3,608,065
MSG Networks, Inc., Class AA B	416,289	3,721,623
Scholastic Corp.	172,469	3,407,987
TEGNA, Inc.	1,878,925	22,603,468
WideOpenWest, Inc.A	3,434	17,136

		51,274,207

Wireless Telecommunication Services - 0.14%
Telephone & Data Systems, Inc.	368,848	6,270,416

Total Communication Services		67,305,583

Consumer Discretionary - 13.11%

Auto Components - 2.59%
Adient PLCA	1,709,236	36,269,988
American Axle & Manufacturing Holdings, Inc.A	3,518,790	23,646,269
Cooper Tire & Rubber Co.	345,899	11,895,467
Dana, Inc.	385,678	5,395,635
Gentherm, Inc.A	392,315	18,160,261
Goodyear Tire & Rubber Co.	105,687	875,088
Motorcar Parts of America, Inc.A	40,925	602,825
Standard Motor Products, Inc.	179,400	8,216,520
Stoneridge, Inc.A	158,784	3,625,039
Visteon Corp.A	104,761	9,391,824

		118,078,916

Automobiles - 0.72%
Harley-Davidson, Inc.	621,600	20,438,208
Winnebago Industries, Inc.	268,168	12,590,488

		33,028,696

Distributors - 0.01%
Funko, Inc., Class AA B	92,700	587,718

Diversified Consumer Services - 0.70%
frontdoor, Inc.A	120,083	4,757,689
Grand Canyon Education, Inc.A	23,159	1,814,971
H&R Block, Inc.	1,298,551	22,412,990
Perdoceo Education Corp.A	242,177	2,734,178

		31,719,828

Hotels, Restaurants & Leisure - 0.66%
Bloomin’ Brands, Inc.	438,612	6,131,796
Boyd Gaming Corp.	108,288	3,434,895
Brinker International, Inc.	10,900	474,586

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Consumer Discretionary - 13.11% (continued)

Hotels, Restaurants & Leisure - 0.66% (continued)
Cheesecake Factory, Inc.B	265,872	$7,901,716
Hilton Grand Vacations, Inc.A	40,588	836,113
Hyatt Hotels Corp., Class AB	156,300	8,618,382
International Game Technology PLCB	249,800	2,050,858
Marriott Vacations Worldwide Corp.	587	56,704
Wyndham Destinations, Inc.	16,700	544,921

		30,049,971

Household Durables - 3.43%
Cavco Industries, Inc.A	29,437	5,067,285
Century Communities, Inc.A	129,843	5,043,102
Ethan Allen Interiors, Inc.	49,599	796,064
Green Brick Partners, Inc.A	15,095	270,050
Hamilton Beach Brands Holding Co., Class A	12,470	274,963
Helen of Troy Ltd.A	89,667	17,000,863
Hooker Furniture Corp.	26,447	727,292
KB Home	737,627	23,788,471
La-Z-Boy, Inc.	20,800	711,984
M/I Homes, Inc.A	331,279	13,555,937
MDC Holdings, Inc.	253,080	11,014,042
Meritage Homes Corp.A	109,268	9,516,150
Taylor Morrison Home Corp.A	304,672	6,580,915
Tempur Sealy International, Inc.A	113,600	10,110,400
Toll Brothers, Inc.	296,293	12,527,268
TRI Pointe Group, Inc.A	808,413	13,282,226
Whirlpool Corp.	141,241	26,123,935

		156,390,947

Internet & Direct Marketing Retail - 0.07%
Duluth Holdings, Inc., Class BA B	26,000	398,840
Qurate Retail, Inc.	390,165	2,641,417

		3,040,257

Leisure Products - 0.36%
Bally’s Corp.A	21,000	509,670
Brunswick Corp.	90,261	5,750,528
Malibu Boats, Inc., Class AA	199,223	10,126,505

		16,386,703

Multiline Retail - 0.35%
Big Lots, Inc.	171,383	8,157,831
Dillard’s, Inc., Class AB	113,134	5,060,484
Nordstrom, Inc.B	224,601	2,717,672

		15,935,987

Specialty Retail - 3.07%
Aaron’s Holdings Co., Inc.	233,006	12,176,894
American Eagle Outfitters, Inc.	35,700	489,447
Asbury Automotive Group, Inc.A	70,789	7,289,851
AutoNation, Inc.A	266,269	15,105,440
Bed Bath & Beyond, Inc.B	145,502	2,880,940
Buckle, Inc.B	114,612	2,746,103
Cato Corp., Class A	64,100	392,292
Designer Brands, Inc., Class A	106,100	459,413
Foot Locker, Inc.	9,800	361,424
Genesco, Inc.A	21,700	384,524

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Consumer Discretionary - 13.11% (continued)

Specialty Retail - 3.07% (continued)
Group 1 Automotive, Inc.	167,055	$17,721,194
Haverty Furniture Cos., Inc.	20,550	514,161
Hibbett Sports, Inc.A	13,592	513,914
Michaels Cos., Inc.A B	603,269	4,892,512
Murphy USA, Inc.A	119,400	14,601,426
ODP Corp.	1,021,083	19,911,118
Penske Automotive Group, Inc.	230,447	11,789,668
Rent-A-Center, Inc.	158,263	4,890,327
Sally Beauty Holdings, Inc.A B	4,724	39,540
Signet Jewelers Ltd.B	183,287	4,083,634
Sonic Automotive, Inc., Class A	306,229	11,042,618
Tilly’s, Inc., Class A	50,000	307,000
Urban Outfitters, Inc.A	305,847	6,832,622
Zumiez, Inc.A	11,841	331,548

		139,757,610

Textiles, Apparel & Luxury Goods - 1.15%
Culp, Inc.	17,000	210,970
G-III Apparel Group Ltd.A	238,317	3,212,513
Hanesbrands, Inc.B	1,219,612	19,599,165
Movado Group, Inc.	61,631	672,394
Oxford Industries, Inc.	100,660	4,144,172
Ralph Lauren Corp.	98,100	6,557,985
Rocky Brands, Inc.	5,700	153,330
Skechers USA, Inc., Class AA	296,656	9,406,962
Tapestry, Inc.	19,700	437,931
Unifi, Inc.A	37,518	562,395
Vera Bradley, Inc.A	56,900	360,746
Wolverine World Wide, Inc.	274,166	7,312,007

		52,630,570

Total Consumer Discretionary		597,607,203

Consumer Staples - 2.98%

Beverages - 0.00%
MGP Ingredients, Inc.	1,497	62,904

Food & Staples Retailing - 0.77%
Andersons, Inc.	135,000	2,928,150
Chefs’ Warehouse, Inc.A	264,951	3,582,137
Ingles Markets, Inc., Class A	74,196	2,660,669
Performance Food Group Co.A	465,234	15,636,515
SpartanNash Co.	333,995	6,148,848
United Natural Foods, Inc.A	224,400	3,269,508
Village Super Market, Inc., Class A	20,532	465,050
Weis Markets, Inc.	9,200	417,772

		35,108,649

Food Products - 1.69%
Calavo Growers, Inc.	110,080	7,389,670
Darling Ingredients, Inc.A	726,685	31,247,455
Fresh Del Monte Produce, Inc.	132,897	2,861,272
Hain Celestial Group, Inc.A B	273,234	8,401,946
J&J Snack Foods Corp.	31,045	4,208,771
Pilgrim’s Pride Corp.A	368,751	6,172,892
Seneca Foods Corp., Class AA	794	29,259

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Consumer Staples - 2.98% (continued)

Food Products - 1.69% (continued)
SunOpta, Inc.A B	2,445,326	$16,774,936

		77,086,201

Household Products - 0.18%
Central Garden & Pet Co., Class AA	82,847	2,931,955
Spectrum Brands Holdings, Inc.	88,256	5,019,119

		7,951,074

Personal Products - 0.24%
Edgewell Personal Care Co.A	222,971	5,846,299
Inter Parfums, Inc.	99,431	4,082,637
Nu Skin Enterprises, Inc., Class A	13,300	656,355
USANA Health Sciences, Inc.A	5,300	400,945

		10,986,236

Tobacco - 0.10%
Universal Corp.	112,202	4,471,250

Total Consumer Staples		135,666,314

Energy - 3.73%

Energy Equipment & Services - 0.80%
Cactus, Inc., Class A	334,467	5,685,939
ChampionX Corp.A	67,100	585,783
Dril-Quip, Inc.A	8,130	210,567
Frank’s International N.V.A	4,935,983	8,637,970
Helix Energy Solutions Group, Inc.A	2,385,882	5,916,987
Hoegh LNG Partners LP	20,491	238,310
KLX Energy Services Holdings, Inc.A B	28,125	110,250
Liberty Oilfield Services, Inc., Class AB	77,125	515,195
Matrix Service Co.A	50,700	385,320
National Oilwell Varco, Inc.	1,051,200	8,830,080
NexTier Oilfield Solutions, Inc.A	1,752,911	3,313,002
Oil States International, Inc.A	64,900	161,601
ProPetro Holding Corp.A	131,426	519,133
RPC, Inc.A B	143,300	341,054
Select Energy Services, Inc., Class AA	92,000	277,840
Solaris Oilfield Infrastructure, Inc., Class A	118,907	705,119
TechnipFMC PLC	29,100	160,923

		36,595,073

Oil, Gas & Consumable Fuels - 2.93%
Altus Midstream Co.A B	116,206	1,121,388
Antero Midstream Corp.B	1,950,036	11,173,706
Berry Corp.	457,886	1,199,661
Bonanza Creek Energy, Inc.A	241,212	4,271,864
Brigham Minerals, Inc., Class A	3,785	33,384
Cimarex Energy Co.	92,199	2,339,089
CNX Resources Corp.A	1,605,076	15,569,237
Comstock Resources, Inc.A B	588,270	3,123,714
CVR Energy, Inc.	117,111	1,289,392
Devon Energy Corp.	136,538	1,219,284
DHT Holdings, Inc.	749,092	3,603,133
Diamond S Shipping Inc.A B	12,612	71,384
Dorian LPG Ltd.A	7,264	59,565
Earthstone Energy, Inc., Class AA B	240,137	645,969

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Energy - 3.73% (continued)

Oil, Gas & Consumable Fuels - 2.93% (continued)
Enerplus Corp.B	666,668	$1,220,002
EQT Corp.	1,224,838	18,544,047
Equitrans Midstream Corp.	3,095,913	22,476,328
Falcon Minerals Corp.	7,657	14,089
Frontline Ltd.B	16,672	90,196
Hess Midstream LP, Class A	100,144	1,710,460
Kosmos Energy Ltd.	2,529,208	2,514,791
Magnolia Oil & Gas Corp., Class AA	145,000	629,300
NACCO Industries, Inc., Class A	677	13,195
PDC Energy, Inc.A	278,796	3,323,248
Range Resources Corp.	2,480,801	16,323,671
Renewable Energy Group, Inc.A	102,272	5,768,141
REX American Resources Corp.A	7,101	516,172
Scorpio Tankers, Inc.B	9,423	83,111
Southwestern Energy Co.A	1,418,078	3,786,268
Talos Energy, Inc.A	3,118	20,516
Whiting Petroleum Corp.A	338,300	4,939,180
World Fuel Services Corp.	275,450	5,798,222

		133,491,707

Total Energy		170,086,780

Financials - 27.84%

Banks - 15.11%
1st Source Corp.	13,256	443,943
Amalgamated Bank, Class A	30,634	340,037
Ameris Bancorp	14,859	435,369
Associated Banc-Corp	1,442,045	19,741,596
Banc of California, Inc.	90,145	1,081,740
BancorpSouth Bank	155,663	3,644,071
Bank of NT Butterfield & Son Ltd.	973,783	25,766,298
Bank OZK	261,291	6,474,791
BankUnited, Inc.	38,029	960,232
Banner Corp.	242,372	8,936,256
Bar Harbor Bankshares	20,094	410,319
Berkshire Hills Bancorp, Inc.	74,300	968,129
BOK Financial Corp.	12,800	751,872
Boston Private Financial Holdings, Inc.	844,315	5,217,867
Bridge Bancorp, Inc.	25,190	492,213
Brookline Bancorp, Inc.	50,733	486,022
Bryn Mawr Bank Corp.	16,586	445,500
Cadence BanCorp	97,843	1,097,798
Camden National Corp.	6,774	216,565
Cathay General Bancorp	514,710	12,111,126
Central Pacific Financial Corp.	246,858	3,399,235
CIT Group, Inc.	39,700	1,169,165
CNB Financial Corp.	13,200	239,448
Columbia Banking System, Inc.	426,151	12,106,950
Community Trust Bancorp, Inc.	21,473	683,271
ConnectOne Bancorp, Inc.	38,744	597,820
CrossFirst Bankshares, Inc.A B	23,400	195,390
Customers Bancorp, Inc.A	74,573	1,030,599
CVB Financial Corp.	176,612	3,090,710
Dime Community Bancshares, Inc.	62,353	788,765
Eagle Bancorp, Inc.	29,988	897,241
East West Bancorp, Inc.	287,508	10,488,292

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Financials - 27.84% (continued)

Banks - 15.11% (continued)
Enterprise Financial Services Corp.	41,677	$1,213,217
Equity Bancshares, Inc., Class AA	43,600	801,368
FB Financial Corp.	20,815	614,043
Financial Institutions, Inc.	24,188	428,853
First BanCorp	358,820	5,521,188
First Busey Corp.	63,121	1,135,547
First Business Financial Services, Inc.	14,059	241,112
First Citizens BancShares, Inc., Class A	9,702	4,489,115
First Financial Bancorp	35,292	504,676
First Financial Corp.	20,044	695,928
First Hawaiian, Inc.	1,236,247	21,337,623
First Horizon National Corp.	1,380,806	14,374,190
First Internet Bancorp	27,752	597,223
First Interstate BancSystem, Inc., Class A	257,914	9,104,364
First Merchants Corp.	64,409	1,681,719
First Mid Bancshares, Inc.	18,452	512,228
First Midwest Bancorp, Inc.	860,412	10,798,171
First of Long Island Corp.	28,800	444,384
Flushing Financial Corp.	64,839	829,291
FNB Corp.	1,006,271	7,607,409
Fulton Financial Corp.	1,415,446	15,555,752
Great Southern Bancorp, Inc.	25,090	1,027,436
Great Western Bancorp, Inc.	63,659	826,930
Hancock Whitney Corp.	395,835	9,052,746
Hanmi Financial Corp.	99,541	894,874
Harborone Bancorp, Inc.A	494,991	4,652,915
Heartland Financial USA, Inc.	57,552	1,895,763
Heritage Commerce Corp.	409,266	2,967,178
Heritage Financial Corp.	226,643	4,750,437
Hilltop Holdings, Inc.	783,998	17,882,994
Home BancShares, Inc.	438,349	7,276,593
HomeTrust Bancshares, Inc.	13,693	218,677
Hope Bancorp, Inc.	110,373	890,710
Horizon Bancorp, Inc.	46,261	573,636
Independent Bank Group, Inc.	106,805	5,509,002
International Bancshares Corp.	188,300	5,212,144
Investors Bancorp, Inc.	2,018,176	17,073,769
Lakeland Bancorp, Inc.	109,383	1,217,433
Live Oak Bancshares, Inc.	28,677	1,069,079
Metropolitan Bank Holding Corp.A	15,100	452,245
Midland States Bancorp, Inc.	64,284	957,832
MidWestOne Financial Group, Inc.	23,116	465,787
National Bank Holdings Corp., Class A	318,197	9,593,640
Northrim BanCorp, Inc.	9,886	282,344
OceanFirst Financial Corp.	14,111	211,242
OFG Bancorp	1,760,413	25,332,343
Old National Bancorp	1,550,946	21,682,225
Origin Bancorp, Inc.	9,900	221,463
Orrstown Financial Services, Inc.	19,116	267,242
Pacific Premier Bancorp, Inc.	45,947	1,171,648
PacWest Bancorp	49,700	956,228
Park National Corp.B	3,314	303,728
Peapack Gladstone Financial Corp.	42,622	719,459
People’s United Financial, Inc.	628,415	6,705,188
Peoples Bancorp, Inc.	10,800	244,080
Pinnacle Financial Partners, Inc.	251,910	11,534,959
Popular, Inc.	816,244	34,445,497

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Financials - 27.84% (continued)

Banks - 15.11% (continued)
Prosperity Bancshares, Inc.	655,960	$36,149,956
RBB Bancorp	34,627	442,187
Renasant Corp.	115,653	3,297,267
Republic Bancorp, Inc., Class A	37,737	1,257,774
S&T Bancorp, Inc.	10,000	197,900
Sandy Spring Bancorp, Inc.	9,885	250,585
Seacoast Banking Corp. of FloridaA	809,801	17,394,525
Sierra Bancorp	12,100	240,064
Silvergate Capital Corp., Class AA	201,670	4,509,341
Simmons First National Corp., Class A	173,214	2,942,906
South Plains Financial, Inc.	17,100	250,515
South State Corp.	156,620	9,616,468
Southern National Bancorp of Virginia, Inc.	47,045	454,455
Sterling Bancorp	20,500	274,290
Synovus Financial Corp.	34,500	897,000
TCF Financial Corp.	328,228	8,931,084
Texas Capital Bancshares, Inc.A	909,917	40,946,265
TriCo Bancshares	7,820	226,233
TriState Capital Holdings, Inc.A	15,800	198,922
Trustmark Corp.	141,073	3,299,697
UMB Financial Corp.	483,713	29,443,610
Umpqua Holdings Corp.	2,958,561	37,159,526
United Bankshares, Inc.	150,876	3,957,477
United Community Banks, Inc.	497,672	10,421,252
Univest Financial Corp.	15,752	249,827
Valley National Bancorp	715,951	5,469,866
Veritex Holdings, Inc.	499,911	9,863,244
Washington Trust Bancorp, Inc.	10,500	354,585
Webster Financial Corp.	503,555	16,219,507
WesBanco, Inc.	245,288	5,958,046
West Bancorp, Inc.	16,320	270,749
Western Alliance Bancorp	185,787	7,654,424
Wintrust Financial Corp.	164,065	8,076,920

		688,611,964

Capital Markets - 3.68%
Affiliated Managers Group, Inc.	121,955	9,191,748
AllianceBernstein Holding LP, MLP	311,547	9,053,556
BrightSphere Investment Group, Inc.	235,866	3,254,951
Cohen & Steers, Inc.	82,448	4,642,647
Cowen, Inc., Class A	49,203	1,055,896
Evercore, Inc., Class A	649,213	51,638,402
Federated Hermes, Inc.	393,394	9,402,117
Greenhill & Co., Inc.	47,352	612,261
Lazard Ltd., Class A	357,691	12,043,456
LPL Financial Holdings, Inc.	94,988	7,592,391
Oppenheimer Holdings, Inc., Class A	14,888	373,093
Piper Sandler Cos.	29,860	2,491,817
Stifel Financial Corp.	665,896	38,928,280
Stonex Group, Inc.A	52,355	2,773,768
Victory Capital Holdings, Inc., Class AB	77,724	1,425,458
Virtu Financial, Inc., Class A	304,094	6,501,530
Virtus Investment Partners, Inc.	22,746	3,629,124
Waddell & Reed Financial, Inc., Class AB	205,829	3,159,475
WisdomTree Investments, Inc.	32,576	118,577

		167,888,547

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Financials - 27.84% (continued)

Consumer Finance - 1.18%
Encore Capital Group, Inc.A	79,877	$2,550,473
Navient Corp.	77,519	620,927
Nelnet, Inc., Class A	56,849	3,470,063
OneMain Holdings, Inc.	55,000	1,918,950
PRA Group, Inc.A	706,947	24,128,101
SLM Corp.	2,266,846	20,832,315

		53,520,829

Diversified Financial Services - 0.36%
Banco Latinoamericano de Comercio Exterior S.A.	1,477	18,891
Fortress Value Acquisition Corp., Class AA B	301,973	3,354,920
Jefferies Financial Group, Inc.	661,438	12,904,655

		16,278,466

Insurance - 4.52%
Ambac Financial Group, Inc.A	42,069	516,607
American Equity Investment Life Holding Co.	609,621	15,130,793
Argo Group International Holdings Ltd.	261,179	9,318,867
Axis Capital Holdings Ltd.	224,919	9,601,792
Brighthouse Financial, Inc.A	196,204	6,494,352
CNO Financial Group, Inc.	2,072,573	36,788,171
Employers Holdings, Inc.	93,401	2,989,766
Enstar Group Ltd.A	256,422	44,071,249
FBL Financial Group, Inc., Class A	25,301	1,257,207
First American Financial Corp.	116,219	5,182,205
Global Indemnity Group LLC, Class A	378,628	9,280,172
Hanover Insurance Group, Inc.	7,600	727,016
Horace Mann Educators Corp.	283,634	9,618,029
James River Group Holdings Ltd.	9,900	462,627
Kemper Corp.	184,335	11,366,096
Mercury General Corp.	275,100	11,199,321
National Western Life Group, Inc., Class A	9,560	1,621,663
ProAssurance Corp.	46,867	723,158
Safety Insurance Group, Inc.	53,619	3,753,330
Selective Insurance Group, Inc.	145,751	7,587,797
State Auto Financial Corp.	12,500	154,250
Stewart Information Services Corp.	16,270	689,685
Third Point Reinsurance Ltd.A	112,397	874,449
Universal Insurance Holdings, Inc.	7,127	88,874
Unum Group	428,642	7,569,818
White Mountains Insurance Group Ltd.	9,810	8,910,717

		205,978,011

Mortgage Real Estate Investment Trusts (REITs) - 0.05%
Apollo Commercial Real Estate Finance, Inc.	24,800	215,760
Ares Commercial Real Estate Corp.	26,700	248,577
Colony Credit Real Estate, Inc.	110,856	580,885
Granite Point Mortgage Trust, Inc.	35,000	235,900
Great Ajax Corp.	47,264	362,988
MFA Financial, Inc.	89,100	251,262
New York Mortgage Trust, Inc.	93,100	236,474
TPG RE Finance Trust, Inc.	28,200	220,524

		2,352,370

Thrifts & Mortgage Finance - 2.94%
Axos Financial, Inc.A	321,877	8,774,367
Bridgewater Bancshares, Inc.A	19,700	218,867

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Financials - 27.84% (continued)

Thrifts & Mortgage Finance - 2.94% (continued)
Essent Group Ltd.	473,753	$18,879,057
Federal Agricultural Mortgage Corp., Class C	5,000	322,950
Flagstar Bancorp, Inc.	141,250	4,145,688
FS Bancorp, Inc.	7,233	334,960
Hingham Institution for Savings	2,300	464,531
HomeStreet, Inc.	52,111	1,619,089
Luther Burbank Corp.	295,213	2,783,859
Merchants Bancorp	22,730	490,513
Meridian Bancorp, Inc.	22,457	279,590
MGIC Investment Corp.	4,615,491	46,431,840
New York Community Bancorp, Inc.	1,150,914	9,564,095
NMI Holdings, Inc., Class AA	428,900	9,217,061
Northfield Bancorp, Inc.	45,526	462,544
PennyMac Financial Services, Inc.	243,082	12,353,427
Premier Financial Corp.	26,300	473,137
Provident Financial Services, Inc.	48,200	654,074
Radian Group, Inc.	37,649	675,800
Southern Missouri Bancorp, Inc.	10,178	259,335
Territorial Bancorp, Inc.	13,426	284,765
TrustCo Bank Corp.	75,487	414,801
Walker & Dunlop, Inc.	77,150	4,851,192
Washington Federal, Inc.	440,335	9,374,732
Waterstone Financial, Inc.	16,515	278,773
WSFS Financial Corp.	15,400	488,026

		134,097,073

Total Financials		1,268,727,260

Health Care - 4.81%

Biotechnology - 0.85%
Coherus Biosciences, Inc.A B	292,467	4,875,425
Emergent BioSolutions, Inc.A	151,816	13,658,886
Halozyme Therapeutics, Inc.A	125,012	3,500,336
United Therapeutics Corp.A	125,737	16,877,677

		38,912,324

Health Care Equipment & Supplies - 0.52%
Integer Holdings Corp.A	150,400	8,790,880
Invacare Corp.B	725,759	5,885,906
Meridian Bioscience, Inc.A	186,582	3,199,881
NuVasive, Inc.A	135,865	6,036,482

		23,913,149

Health Care Providers & Services - 2.67%
Acadia Healthcare Co., Inc.A	202,277	7,211,175
AdaptHealth Corp.A	259,395	7,081,483
AMN Healthcare Services, Inc.A	389,878	25,451,236
Encompass Health Corp.	332,513	20,386,372
Hanger, Inc.A	657,505	11,486,612
LHC Group, Inc.A	22,573	4,888,183
Magellan Health, Inc.A	9,534	689,022
MEDNAX, Inc.A	49,306	628,652
R1 RCM, Inc.A	779,845	13,974,822
Select Medical Holdings Corp.A	984,320	20,651,034
Tenet Healthcare Corp.A	3,951	96,958
Triple-S Management Corp., Class BA	487,700	9,032,204

		121,577,753

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Health Care - 4.81% (continued)

Health Care Technology - 0.51%
Evolent Health, Inc., Class AA	629,056	$6,252,817
NextGen Healthcare, Inc.A	268,240	3,648,064
Omnicell, Inc.A	151,704	13,129,981

		23,030,862

Pharmaceuticals - 0.26%
Amneal Pharmaceuticals, Inc.A B	7,447	30,979
Innoviva, Inc.A	355,181	3,839,507
Pacira BioSciences, Inc.A	61,287	3,205,310
Supernus Pharmaceuticals, Inc.A	215,500	3,956,580
Taro Pharmaceutical Industries Ltd.A	12,298	721,032

		11,753,408

Total Health Care		219,187,496

Industrials - 18.38%

Aerospace & Defense - 1.00%
AAR Corp.	317,700	6,182,442
Aerojet Rocketdyne Holdings, Inc.A	328,817	10,660,247
AeroVironment, Inc.A	113,717	8,683,430
Curtiss-Wright Corp.	69,781	5,886,725
Kaman Corp.	74,415	2,951,299
Moog, Inc., Class A	8,200	511,598
National Presto Industries, Inc.	6,088	505,852
Parsons Corp.A	305,100	9,616,752
Vectrus, Inc.A	17,563	694,090

		45,692,435

Air Freight & Logistics - 0.87%
Air Transport Services Group, Inc.A	948,348	26,591,678
Atlas Air Worldwide Holdings, Inc.A	90,065	5,328,245
Echo Global Logistics, Inc.A	160,689	4,333,782
Hub Group, Inc., Class AA	69,635	3,490,803

		39,744,508

Airlines - 0.14%
SkyWest, Inc.	193,902	5,628,975
Spirit Airlines, Inc.A	27,400	481,418

		6,110,393

Building Products - 2.03%
Apogee Enterprises, Inc.	939,220	22,437,966
Armstrong Flooring, Inc.A	523,570	1,549,767
Builders FirstSource, Inc.A	515,518	15,620,196
Caesarstone Ltd.	91,836	886,217
Gibraltar Industries, Inc.A	429,896	24,697,525
Insteel Industries, Inc.	37,621	818,633
Masonite International Corp.A	7,512	661,056
Resideo Technologies, Inc.A	532,464	5,367,237
UFP Industries, Inc.	408,673	20,396,870

		92,435,467

Commercial Services & Supplies - 0.90%
ACCO Brands Corp.	407,309	2,146,518
Brink’s Co.	390	16,704
Deluxe Corp.	19,205	411,755
Ennis, Inc.	40,095	611,048

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Industrials - 18.38% (continued)

Commercial Services & Supplies - 0.90% (continued)
Harsco Corp.A	1,521,243	$19,624,035
Herman Miller, Inc.	199,287	6,072,275
HNI Corp.	581	18,911
Interface, Inc.	118,366	725,583
Knoll, Inc.	153,719	1,761,620
Matthews International Corp., Class A	2,261	49,358
McGrath RentCorp	130,300	7,437,524
Quad/Graphics, Inc.	514,469	1,167,845
Steelcase, Inc., Class A	91,881	959,238

		41,002,414

Construction & Engineering - 3.30%
Aegion Corp.A	188,246	2,656,151
Arcosa, Inc.	9,200	424,764
Comfort Systems USA, Inc.	10,000	458,000
Construction Partners, Inc., Class AA	347,594	7,083,966
Dycom Industries, Inc.A	157,723	10,242,532
EMCOR Group, Inc.	452,253	30,839,132
Fluor Corp.	1,380,484	15,668,493
Granite Construction, Inc.B	273,231	5,276,091
Great Lakes Dredge & Dock Corp.A	265,700	2,744,681
MYR Group, Inc.A	14,150	604,912
Primoris Services Corp.	1,592,248	30,045,720
Sterling Construction Co., Inc.A	32,000	470,400
Tutor Perini Corp.A	61,097	825,420
Valmont Industries, Inc.	55,235	7,840,608
WillScot Mobile Mini Holdings Corp.A	1,902,662	35,351,460

		150,532,330

Electrical Equipment - 1.00%
Acuity Brands, Inc.	3,300	294,162
Atkore International Group, Inc.A	8,338	172,513
AZZ, Inc.	20,445	686,747
Encore Wire Corp.	362,379	16,745,534
EnerSys	203,403	14,563,655
GrafTech International Ltd.	95,600	645,300
Preformed Line Products Co.	7,997	440,075
Regal Beloit Corp.	117,472	11,588,613
Thermon Group Holdings, Inc.A	49,797	502,452

		45,639,051

Machinery - 6.71%
Allison Transmission Holdings, Inc.	886,266	32,038,516
Altra Industrial Motion Corp.	2,358	100,828
Astec Industries, Inc.	162,758	8,268,107
Barnes Group, Inc.	469	17,212
Blue Bird Corp.A	54,317	626,818
Colfax Corp.A	879,955	23,925,977
Crane Co.	62,973	3,195,880
Energy Recovery, Inc.A B	345,460	3,347,508
Enerpac Tool Group Corp.	1,097,728	19,572,490
EnPro Industries, Inc.	284,308	16,779,858
Federal Signal Corp.	1,106,373	31,730,778
Flowserve Corp.	23,100	672,672
Gorman-Rupp Co.	64,679	2,008,283
Graham Corp.	18,792	248,054

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Industrials - 18.38% (continued)

Machinery - 6.71% (continued)
Greenbrier Cos., Inc.	1,377,885	$37,175,337
Hillenbrand, Inc.	227,296	6,648,408
Hyster-Yale Materials Handling, Inc.	81,091	3,438,259
Kennametal, Inc.	1,075,702	33,346,762
Lindsay Corp.	59,287	6,242,921
Meritor, Inc.A	38,092	927,159
Miller Industries, Inc.	232,183	6,951,559
Mueller Industries, Inc.	610	17,647
Mueller Water Products, Inc., Class A	31,420	325,511
Navistar International Corp.A	126,466	5,451,949
Oshkosh Corp.	248,412	16,733,032
REV Group, Inc.	5,885	46,197
Rexnord Corp.	268,282	8,606,487
Shyft Group, Inc.	301,600	5,823,896
Standex International Corp.	1,043	64,760
Terex Corp.	3,636	89,773
Timken Co.	242,547	14,480,056
TriMas Corp.A	193,001	4,695,714
Trinity Industries, Inc.B	269,130	5,070,409
Wabash National Corp.	501,754	7,155,012

		305,823,829

Marine - 0.20%
Costamare, Inc.	12,627	71,847
Matson, Inc.	173,743	9,025,949

		9,097,796

Professional Services - 0.89%
Barrett Business Services, Inc.	858	50,837
BG Staffing, Inc.	22,100	176,137
GP Strategies Corp.A	35,507	342,643
Heidrick & Struggles International, Inc.	34,700	792,895
Hudson Global, Inc.A	61,058	628,898
Huron Consulting Group, Inc.A	101,312	3,835,672
Kelly Services, Inc., Class A	199,719	3,471,116
Kforce, Inc.	12,600	437,220
Korn Ferry	963,523	29,088,759
ManpowerGroup, Inc.	7,100	481,877
Resources Connection, Inc.	53,987	579,820
TrueBlue, Inc.A	48,244	748,747

		40,634,621

Road & Rail - 0.18%
ArcBest Corp.	194,250	5,928,510
Marten Transport Ltd.	114,647	1,759,258
Universal Logistics Holdings, Inc.	28,723	566,705

		8,254,473

Trading Companies & Distributors - 1.16%
Air Lease Corp.	303,230	8,259,985
Beacon Roofing Supply, Inc.A	93,631	2,874,472
DXP Enterprises, Inc.A	47,500	742,900
GATX Corp.B	35,091	2,396,013
GMS, Inc.A	124,428	2,812,073
Herc Holdings, Inc.A	406	18,010
MSC Industrial Direct Co., Inc., Class A	102,062	7,109,639

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Industrials - 18.38% (continued)

Trading Companies & Distributors - 1.16% (continued)
Rush Enterprises, Inc., Class A	474,960	$17,022,566
Textainer Group Holdings Ltd.A	7,779	112,484
Titan Machinery, Inc.A	3,827	57,367
Triton International Ltd.	282,637	10,423,653
WESCO International, Inc.A	18,604	767,229

		52,596,391

Total Industrials		837,563,708

Information Technology - 12.93%

Communications Equipment - 1.24%
Calix, Inc.A	353,199	8,268,389
Casa Systems, Inc.A	260,887	1,087,899
Ciena Corp.A	496,772	19,567,849
CommScope Holding Co., Inc.A	337,869	3,007,034
Comtech Telecommunications Corp.	57,800	832,320
EchoStar Corp., Class AA	143,603	3,325,846
Infinera Corp.AB	2,016,367	12,622,457
NETGEAR, Inc.A	256,837	7,915,716

		56,627,510

Electronic Equipment, Instruments & Components - 4.37%
Arrow Electronics, Inc.A	164,804	12,836,584
Avnet, Inc.	454,037	11,201,093
Belden, Inc.	202,224	6,244,677
Coherent, Inc.A	87,921	11,002,434
Daktronics, Inc.	4,450	17,355
ePlus, Inc.A	6,100	411,811
FabrinetA	280,817	16,854,636
FARO Technologies, Inc.A	413,153	24,888,337
FLIR Systems, Inc.	223,588	7,756,268
II-VI, Inc.A B	830,318	37,754,559
Insight Enterprises, Inc.A	114,384	6,102,386
Itron, Inc.A	73,847	5,017,904
Jabil, Inc.	181,850	6,026,509
Kimball Electronics, Inc.A	39,128	474,231
Methode Electronics, Inc.	156,169	4,805,320
MTS Systems Corp.	908	22,046
PC Connection, Inc.	16,610	756,586
Rogers Corp.A	188,329	22,829,241
Sanmina Corp.A	384,273	9,391,632
ScanSource, Inc.A	167,808	3,372,941
TTM Technologies, Inc.A	7,750	91,993
Vishay Intertechnology, Inc.	691,399	11,214,492

		199,073,035

IT Services - 2.31%
Cardtronics PLC, Class AA	1,831	32,610
Cass Information Systems, Inc.	18,200	713,804
CSG Systems International, Inc.	315,567	11,953,678
Euronet Worldwide, Inc.A	307,800	27,344,952
ExlService Holdings, Inc.A	148,600	11,254,964
KBR, Inc.	1,519,314	33,865,509
MAXIMUS, Inc.	68,638	4,638,556
NIC, Inc.	282,619	6,336,318
Science Applications International Corp.	69,586	5,314,283

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Information Technology - 12.93% (continued)

IT Services - 2.31% (continued)
Sykes Enterprises, Inc.A	118,651	$4,062,610

		105,517,284

Semiconductors & Semiconductor Equipment - 4.26%
Advanced Energy Industries, Inc.A	114,712	7,739,619
Amkor Technology, Inc.A	836,281	9,909,930
Brooks Automation, Inc.	647,815	30,252,960
Canadian Solar, Inc.A	67,413	2,450,463
ChipMOS Technologies, Inc., ADR	135,881	2,642,885
Cohu, Inc.	1,197,852	26,029,324
Diodes, Inc.A	1,398,384	80,868,547
First Solar, Inc.A	132,283	11,514,574
NVE Corp.	4,700	216,811
Onto Innovation, Inc.A	161,391	5,175,809
Photronics, Inc.A	1,784,506	17,398,933

		194,199,855

Software - 0.70%
Cloudera, Inc.A B	1,000,495	9,724,811
Ebix, Inc.B	40,546	732,261
J2 Global, Inc.A	46,970	3,188,324
Mimecast Ltd.A	180,818	6,909,056
Progress Software Corp.	223,655	8,134,332
Verint Systems, Inc.A	57,774	2,803,194
Xperi Holding Corp.	16,200	200,880

		31,692,858

Technology Hardware, Storage & Peripherals - 0.05%
3D Systems Corp.A B	315,785	1,796,817
Super Micro Computer, Inc.A	26,800	608,896

		2,405,713

Total Information Technology		589,516,255

Materials - 4.41%

Chemicals - 1.31%
American Vanguard Corp.	38,696	499,952
Avient Corp.	3,221	100,076
Cabot Corp.	250,012	9,502,956
Chase Corp.	27,169	2,585,402
Chemours Co.	575,308	11,586,703
Ferro Corp.A	3,662	47,093
FutureFuel Corp.	36,100	429,229
HB Fuller Co.	1,392	62,988
Huntsman Corp.	15,200	369,208
Ingevity Corp.A	2,083	114,315
Kraton Corp.A	128,396	3,633,607
Livent Corp.A B	1,197,866	12,877,060
Minerals Technologies, Inc.	200,037	10,940,024
PQ Group Holdings, Inc.A	1,700	19,652
Stepan Co.	46,172	5,376,268
Tredegar Corp.	25,800	376,164
Trinseo S.A.	27,100	862,322
Tronox Holdings PLC, Class AA	9,255	90,421
Westlake Chemical Partners LP	12,200	221,064

		59,694,504

See accompanying notes

22

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Materials - 4.41% (continued)

Construction Materials - 0.14%
Eagle Materials, Inc.	72,961	$6,219,925
Summit Materials, Inc., Class AA	3,555	62,888

		6,282,813

Containers & Packaging - 0.31%
Graphic Packaging Holding Co.	746,500	9,920,985
Greif, Inc., Class A	108,148	4,389,727

		14,310,712

Metals & Mining - 2.33%
Alamos Gold, Inc., Class A	1,508,443	13,802,253
Alcoa Corp.A	7,757	100,220
Allegheny Technologies, Inc.A	2,191,303	20,181,901
Carpenter Technology Corp.	422,474	7,384,846
Cleveland-Cliffs, Inc.B	87,844	727,348
Coeur Mining, Inc.A	975,210	6,894,735
Commercial Metals Co.	762,663	15,748,991
Elah Holdings, Inc.A	3,535	258,055
Ferroglobe PLCA	2,264,035	1,397,815
Ferroglobe Representation & Warranty InsuranceA C D	2,123,070	-
Kaiser Aluminum Corp.	10,347	651,137
Materion Corp.	340,442	17,427,226
Pan American Silver Corp.B	196,846	6,259,703
Ryerson Holding Corp.A	3,101	24,405
Schnitzer Steel Industries, Inc., Class A	585,628	12,298,188
Warrior Met Coal, Inc.	165,118	2,476,770
Worthington Industries, Inc.	15,591	767,233

		106,400,826

Paper & Forest Products - 0.32%
Boise Cascade Co.	135,084	5,184,524
Domtar Corp.	196,923	4,702,522
Mercer International, Inc.	59,038	371,349
Schweitzer-Mauduit International, Inc.	128,251	4,257,933

		14,516,328

Total Materials		201,205,183

Real Estate - 4.40%

Equity Real Estate Investment Trusts (REITs) - 4.15%
Agree Realty Corp.	130,397	8,093,742
Alexander’s, Inc.	2,100	510,699
Apple Hospitality REIT, Inc.	249,669	2,471,723
Brandywine Realty Trust	1,234,539	10,814,562
CareTrust REIT, Inc.	303,028	5,181,779
Colony Capital, Inc.B	1,487,584	5,295,799
CoreCivic, Inc.	12,856	82,407
DiamondRock Hospitality Co.	801,239	3,958,121
Equity Commonwealth	235,895	6,232,346
GEO Group, Inc.B	9,427	83,523
Industrial Logistics Properties Trust	175,649	3,368,948
Kite Realty Group Trust	292,819	3,033,605
Lexington Realty Trust	2,381,592	23,649,208
Outfront Media, Inc.	449,853	5,897,573
Pebblebrook Hotel Trust	297,700	3,566,446
Physicians Realty Trust	630,071	10,622,997
Piedmont Office Realty Trust, Inc., Class A	972,125	11,101,667

See accompanying notes

23

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

COMMON STOCKS - 96.50% (continued)

Real Estate - 4.40% (continued)

Equity Real Estate Investment Trusts (REITs) - 4.15% (continued)
PotlatchDeltic Corp.	441,821	$18,357,662
Rayonier, Inc.	292,552	7,424,970
Retail Opportunity Investments Corp.	331,015	3,220,776
RLJ Lodging Trust	1,874	15,329
Ryman Hospitality Properties, Inc.	314,607	12,537,089
Seritage Growth Properties, Class AA B	1,153,645	14,685,901
STAG Industrial, Inc.	157,374	4,897,479
Sunstone Hotel Investors, Inc.	792,408	5,879,667
Terreno Realty Corp.	135,451	7,623,182
Urban Edge Properties	590,457	5,550,296
Weingarten Realty Investors	310,052	4,917,425

		189,074,921

Real Estate Management & Development - 0.25%
Cushman & Wakefield PLCA B	1,363	15,975
Newmark Group, Inc., Class A	878,154	4,158,059
RMR Group, Inc., Class A	278,400	7,422,144

		11,596,178

Total Real Estate		200,671,099

Utilities - 2.43%

Electric Utilities - 0.81%
ALLETE, Inc.	179,019	9,233,800
IDACORP, Inc.	59,838	5,249,588
Otter Tail Corp.	18,900	724,815
PNM Resources, Inc.	16,901	845,050
Portland General Electric Co.	534,678	21,012,845

		37,066,098

Gas Utilities - 0.61%
Chesapeake Utilities Corp.	70,096	6,814,032
South Jersey Industries, Inc.	39,694	764,903
Southwest Gas Holdings, Inc.	277,422	18,232,174
Spire, Inc.	14,499	812,524
Star Group LP	33,219	314,252
Suburban Propane Partners LP, MLP	47,271	777,135

		27,715,020

Independent Power & Renewable Electricity Producers - 0.28%
Clearway Energy, Inc., Class C	444,292	12,511,263

Multi-Utilities - 0.73%
Avista Corp.	474,138	15,750,864
NorthWestern Corp.	335,276	17,477,938

		33,228,802

Total Utilities		110,521,183

Total Common Stocks (Cost $4,299,936,036)		4,398,058,064

PREFERRED STOCKS - 0.03% (Cost $1,375,882)

Consumer Discretionary - 0.03%

Internet & Direct Marketing Retail - 0.03%
Qurate Retail, Inc., 8.000%, Due 3/15/2031	11,704	1,146,407

See accompanying notes

24

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.42% (Cost $110,411,904)

Investment Companies - 2.42%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	110,411,904	$110,411,904

SECURITIES LENDING COLLATERAL - 0.56% (Cost $25,629,116)

Investment Companies - 0.56%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	25,629,116	25,629,116

TOTAL INVESTMENTS - 99.51% (Cost $4,437,352,938)		4,535,245,491
OTHER ASSETS, NET OF LIABILITIES - 0.49%		22,521,408

TOTAL NET ASSETS - 100.00%		$4,557,766,899

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

C Value was determined using significant unobservable inputs.

D Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Long Futures Contracts Open on October 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	1,414	December 2020	$109,410,782	$108,651,760	$(759,022)

			$109,410,782	$108,651,760	$(759,022)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Small Cap Value Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$4,398,058,064	$-	$0	(1)	$4,398,058,064
Preferred Stocks	-	1,146,407	-		1,146,407
Short-Term Investments	110,411,904	-	-		110,411,904
Securities Lending Collateral	25,629,116	-	-		25,629,116

Total Investments in Securities - Assets	$4,534,099,084	$1,146,407	$-		$4,535,245,491

Financial Derivative Instruments - Liabilities
Futures Contracts	$(759,022)	$-	$-		$(759,022)

Total Financial Derivative Instruments - Liabilities	$(759,022)	$-	$-		$(759,022)

(1)	Investment held in the Fund’s Portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

25

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†§	$4,399,204,471
Investments in affiliated securities, at fair value‡	136,041,020
Dividends and interest receivable	2,273,357
Cash collateral held at broker for futures contracts	10,376,000
Receivable for investments sold	57,070,629
Receivable for fund shares sold	2,701,987
Prepaid expenses	45,910

Total assets	4,607,713,374

Liabilities:
Payable for investments purchased	12,355,355
Payable for fund shares redeemed	6,795,006
Cash due to broker for futures contracts	683,586
Management and sub-advisory fees payable (Note 2)	2,995,564
Service fees payable (Note 2)	103,632
Transfer agent fees payable (Note 2)	91,659
Payable upon return of securities loaned (Note 9)§	25,629,116
Custody and fund accounting fees payable	82,685
Professional fees payable	105,961
Trustee fees payable (Note 2)	43,958
Payable for prospectus and shareholder reports	154,409
Payable for variation margin from open futures contracts (Note 5)	756,349
Other liabilities	149,195

Total liabilities	49,946,475

Net assets	$4,557,766,899

Analysis of net assets:
Paid-in-capital	$4,875,316,228
Total distributable earnings (deficits)A	(317,549,329)

Net assets	$4,557,766,899

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	141,714,085

Y Class	8,783,314

Investor Class	16,030,701

Advisor Class	2,311,012

A Class	2,494,602

C Class	461,265

R6 Class	60,126,328

Net assets:
R5 ClassB	$2,799,722,660

Y Class	$170,726,299

Investor Class	$302,626,954

Advisor Class	$42,987,242

A Class	$46,067,043

C Class	$8,057,935

R6 Class	$1,187,578,766

Net asset value, offering and redemption price per share:
R5 ClassB	$19.76

Y Class	$19.44

Investor Class	$18.88

Advisor Class	$18.60

A Class	$18.47

A Class (offering price)	$19.60

C Class	$17.47

R6 Class	$19.75

† Cost of investments in unaffiliated securities	$4,301,311,918
‡ Cost of investments in affiliated securities	$136,041,020
§ Fair value of securities on loan	$133,630,585

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

26

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$91,322,658
Dividend income from affiliated securities (Note 2)	1,327,996
Interest income	360,169
Income derived from securities lending (Note 9)	1,337,367

Total investment income	94,348,190

Expenses:
Management and sub-advisory fees (Note 2)	37,284,675
Transfer agent fees:
R5 Class (Note 2)A	1,007,186
Y Class (Note 2)	219,292
Investor Class	22,529
Advisor Class	5,806
A Class	11,615
C Class	3,929
R6 Class	47,939
Custody and fund accounting fees	535,634
Professional fees	438,001
Registration fees and expenses	156,812
Service fees (Note 2):
Investor Class	1,251,889
Advisor Class	100,545
A Class	99,617
C Class	13,102
Distribution fees (Note 2):
Advisor Class	123,174
A Class	124,399
C Class	96,628
Prospectus and shareholder report expenses	497,076
Trustee fees (Note 2)	436,095
Loan expense (Note 10)	67,046
Line of credit interest expense (Note 10)	29,395
Other expenses	489,745

Total expenses	43,062,129

Net investment income	51,286,061

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(352,367,422)
Commission recapture (Note 1)	30,297
Foreign currency transactions	(26)
Futures contracts	3,336,878
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(448,902,456)
Foreign currency transactions	(2,273)
Futures contracts	(1,922,099)

Net (loss) from investments	(799,827,101)

Net (decrease) in net assets resulting from operations	$(748,541,040)

† Foreign taxes	$210,525

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

27

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$51,286,061	$64,587,479
Net realized (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions and futures contracts	(349,000,273)	(7,339,164)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions and futures contracts	(450,826,828)	61,133,961

Net increase (decrease) in net assets resulting from operations	(748,541,040)	118,382,276

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(77,630,333)	(510,792,954)
Y Class	(4,669,476)	(37,948,891)
Investor Class	(7,055,350)	(60,820,852)
Advisor Class	(889,167)	(8,576,120)
A Class	(920,254)	(8,031,568)
C Class	(127,221)	(1,576,223)
R6 Class	(25,997,687)	(107,632,048)

Net distributions to shareholders	(117,289,488)	(735,378,656)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,304,585,937	1,663,527,301
Reinvestment of dividends and distributions	112,103,096	708,177,544
Cost of shares redeemed	(2,191,361,762)	(2,101,711,543)

Net increase (decrease) in net assets from capital share transactions	(774,672,729)	269,993,302

Net (decrease) in net assets	(1,640,503,257)	(347,003,078)

Net assets:
Beginning of period	6,198,270,156	6,545,273,234

End of period	$4,557,766,899	$6,198,270,156

A Formerly known as Institutional Class.

See accompanying notes

28

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2020, the Trust consists of twenty-seven active series, one of which is presented in this filing: American Beacon Small Cap Value Fund (the “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distribute most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC; Hillcrest Asset Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Mellon Investments Corporation (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$17,951,193
Sub-Advisor Fees	0.38%	19,333,482

Total	0.73%	$37,284,675

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2020, the Manager received securities lending fees of $141,442 for the securities lending activities of the Fund.

31

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Fund Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Distributor for distribution assistance.

For all other share classes, the Fund have utilized a “defensive” distribution plan (the “Plan”) pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the use of management fees received by the Manager and/or the investment advisors hired by the Manager for distribution purposes. Under this Plan, the Fund do not intend to compensate the Manager or any other party, either directly or indirectly for the distribution of Fund shares from these fees.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,080,315

As of October 31, 2020, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, included in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Small Cap Value	$36,959

Brokerage Commissions

Affiliated entities of a sub-advisor to the Fund received commissions on purchases and sales of the Fund’s portfolio securities totaling $329,352 for the year ended October 31, 2020.

32

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund:

Affiliated Security	Type of Transaction	Fund	October 31, 2020 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Small Cap Value	$110,411,904	$-	$-	$1,327,996	$110,411,904
U.S. Government Money Market Select Fund	Securities Lending	Small Cap Value	25,629,116	-	-	-	25,629,116

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2020, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Small Cap Value	$175,358	$36,069	$211,427

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2020, the Fund participated as a lender and loaned $5,589,073 for 19 days at an interest rate of 1.84% with interest charges earned of $5,629. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2020 there were no waived fees, expenses reimbursed, or recouped expenses.

33

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2020, RID collected $907 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2020, CDSC fees of $75 were collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2020, CDSC fees of $188,691 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities

34

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

35

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s

36

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

37

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Publicly Traded Partnerships and Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of the MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2020, the Fund entered into futures contracts primarily for exposing cash to markets.

38

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2020
Small Cap Value	2,241

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(759,022)	$(759,022)

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Future contracts	$	$	$	$	$3,336,878	$3,336,878

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$-	$(1,922,099)	$(1,922,099)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2020.

Offsetting of Financial and Derivative Assets as of October 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$-	$759,022

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$759,022

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(759,022)

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$25,629,116	$-	$-	$-	$25,629,116

Total Borrowings	$25,629,116	$-	$-	$-	$25,629,116

Gross amount of recognized liabilities for securities lending transactions					$25,629,116

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

43

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income*
R5 Class	$49,800,258	$91,820,913
Y Class	2,919,990	6,588,024
Investor Class	3,994,989	9,370,479
Advisor Class	461,474	1,173,357
A Class	487,603	1,198,755
C Class	30,237	200,548
R6 Class	16,815,221	19,595,965
Long-term capital gains
R5 Class	27,830,075	418,972,041
Y Class	1,749,486	31,360,867
Investor Class	3,060,361	51,450,373
Advisor Class	427,693	7,402,763
A Class	432,651	6,832,813
C Class	96,984	1,375,675
R6 Class	9,182,466	88,036,083

Total distributions paid	$117,289,488	$735,378,656

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$4,571,259,885	$536,516,026	$(572,530,406)	$(36,014,380)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Small Cap Value	$(36,014,380)	$35,948,439	$-	$–	$(317,483,388)	$(317,549,329)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

44

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Accordingly, the following amounts represent current year permanent differences derived from nondeductible expenses from investments in publicly traded partnerships as of October 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Small Cap Value	$(204,151)	$204,151

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2020, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Small Cap Value	$118,678,194	$198,805,194

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Small Cap Value	$2,962,442,137	$3,743,636,537

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	October 31, 2020 Shares/Fair Value
Small Cap Value	Direct	$202,748,699	$2,132,689,977	$2,225,026,772	$110,411,904
Small Cap Value	Securities Lending	85,718,589	231,252,158	291,341,631	25,629,116

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

45

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Small Cap Value	$133,630,585	$25,629,116	$113,706,258	$139,335,374

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line

46

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2020, the Small Cap Value Fund borrowed a total of $119,000,000 from the Committed Line for a total of 4 days with interest charges of $29,395 in order to facilitate portfolio liquidity. The amount is recorded as “Line of credit interest expense” in the Statements of Operations. At October 31, 2020, the Fund did not have an outstanding balance with either facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 ClassA
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	39,439,761	$716,366,582	40,786,232	$905,837,102
Reinvestment of dividends	3,024,304	73,672,049	25,003,927	493,827,557
Shares redeemed	(76,877,109)	(1,510,018,985)	(65,827,022)	(1,494,733,270)

Net (decrease) in shares outstanding	(34,413,044)	$(719,980,354)	(36,863)	$(95,068,611)

	Y Class
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,989,719	$73,667,583	4,930,647	$109,885,695
Reinvestment of dividends	183,614	4,403,056	1,746,520	33,969,817
Shares redeemed	(6,576,100)	(127,119,945)	(8,766,203)	(193,165,982)

Net (decrease) in shares outstanding	(2,402,767)	$(49,049,306)	(2,089,036)	$(49,310,470)

	Investor Class
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,792,630	$69,752,665	3,715,943	$80,851,925
Reinvestment of dividends	289,400	6,757,492	3,117,232	59,040,372
Shares redeemed	(7,246,353)	(133,927,076)	(9,082,162)	(197,139,665)

Net (decrease) in shares outstanding	(3,164,323)	$(57,416,919)	(2,248,987)	$(57,247,368)

	Advisor Class
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	657,797	$11,111,813	670,232	$14,157,059
Reinvestment of dividends	38,598	888,909	459,107	8,576,120
Shares redeemed	(1,213,292)	(23,166,720)	(1,433,579)	(31,013,154)

Net (decrease) in shares outstanding	(516,897)	$(11,165,998)	(304,240)	$(8,279,975)

47

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2020

	A Class
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	848,676	$15,605,209	951,880	$20,693,725
Reinvestment of dividends	40,097	916,617	428,578	7,950,119
Shares redeemed	(1,316,735)	(24,718,335)	(1,150,666)	(24,626,471)

Net increase (decrease) in shares outstanding	(427,962)	$(8,196,509)	229,792	$4,017,373

	C Class
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	95,220	$1,611,629	130,548	$2,643,117
Reinvestment of dividends	5,705	124,090	85,773	1,516,472
Shares redeemed	(254,971)	(4,363,916)	(172,252)	(3,441,752)

Net increase (decrease) in shares outstanding	(154,046)	$(2,628,197)	44,069	$717,837

	R6 Class
	Year Ended October 31,
	2020		2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	21,325,959	$416,470,456	23,696,726	$529,458,678
Reinvestment of dividends	1,040,693	25,340,883	5,232,882	103,297,087
Shares redeemed	(18,819,838)	(368,046,785)	(6,869,399)	(157,591,249)

Net increase in shares outstanding	3,546,814	$73,764,554	22,060,209	$475,164,516

A Formerly known as Institutional Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

48

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,
	2020	2019	2018	2017	2016B

Net asset value, beginning of period	$23.13	$26.14	$29.51	$24.36	$24.69

Income (loss) from investment operations:
Net investment income	0.26	0.26	0.21	0.17	0.23
Net gains (losses) on investments (both realized and unrealized)	(3.18)	(0.25)	(0.94)	5.83	0.79

Total income (loss) from investment operations	(2.92)	0.01	(0.73)	6.00	1.02

Less distributions:
Dividends from net investment income	(0.29)	(0.18)	(0.15)	(0.23)	(0.20)
Distributions from net realized gains	(0.16)	(2.84)	(2.49)	(0.62)	(1.15)

Total distributions	(0.45)	(3.02)	(2.64)	(0.85)	(1.35)

Net asset value, end of period	$19.76	$23.13	$26.14	$29.51	$24.36

Total returnC	(13.00)%	2.01%	(2.96)%	24.80%	4.58%

Ratios and supplemental data:
Net assets, end of period	$2,799,722,660	$4,073,332,655	$4,604,864,422	$5,527,380,111	$4,717,291,753
Ratios to average net assets:
Expenses, before reimbursements	0.82%	0.83%	0.80%	0.82%	0.83%
Expenses, net of reimbursements	0.82%	0.83%	0.80%	0.82%	0.83%
Net investment income, before expense reimbursements	1.04%	1.07%	0.66%	0.58%	1.01%
Net investment income, net of reimbursements	1.04%	1.07%	0.66%	0.58%	1.01%
Portfolio turnover rate	61%	48%	69%	48%	53%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2020	2019	2018	2017	2016A

Net asset value, beginning of period	$22.76	$25.77	$29.13	$24.06	$24.41

Income (loss) from investment operations:
Net investment income	0.22	0.26	0.17	0.12	0.23
Net gains (losses) on investments (both realized and unrealized)	(3.11)	(0.27)	(0.90)	5.78	0.76

Total income (loss) from investment operations	(2.89)	(0.01)	(0.73)	5.90	0.99

Less distributions:
Dividends from net investment income	(0.27)	(0.16)	(0.14)	(0.21)	(0.19)
Distributions from net realized gains	(0.16)	(2.84)	(2.49)	(0.62)	(1.15)

Total distributions	(0.43)	(3.00)	(2.63)	(0.83)	(1.34)

Net asset value, end of period	$19.44	$22.76	$25.77	$29.13	$24.06

Total returnB	(13.06)%	1.93%	(3.03)%	24.70%	4.49%

Ratios and supplemental data:
Net assets, end of period	$170,726,299	$254,599,477	$342,125,601	$379,409,116	$296,082,333
Ratios to average net assets:
Expenses, before reimbursements	0.89%	0.90%	0.87%	0.90%	0.90%
Expenses, net of reimbursements	0.89%	0.90%	0.87%	0.90%	0.90%
Net investment income, before expense reimbursements	0.96%	1.00%	0.59%	0.50%	0.94%
Net investment income, net of reimbursements	0.96%	1.00%	0.59%	0.50%	0.94%
Portfolio turnover rate	61%	48%	69%	48%	53%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2020	2019	2018	2017	2016A

Net asset value, beginning of period	$22.12	$25.12	$28.46	$23.52	$23.86

Income (loss) from investment operations:
Net investment income	0.21	0.22	0.11	0.11	0.19
Net gains (losses) on investments (both realized and unrealized)	(3.08)	(0.29)	(0.89)	5.60	0.73

Total income (loss) from investment operations	(2.87)	(0.07)	(0.78)	5.71	0.92

Less distributions:
Dividends from net investment income	(0.21)	(0.09)	(0.07)	(0.15)	(0.11)
Distributions from net realized gains	(0.16)	(2.84)	(2.49)	(0.62)	(1.15)

Total distributions	(0.37)	(2.93)	(2.56)	(0.77)	(1.26)

Net asset value, end of period	$18.88	$22.12	$25.12	$28.46	$23.52

Total returnB	(13.30)%	1.67%	(3.28)%	24.43%	4.27%

Ratios and supplemental data:
Net assets, end of period	$302,626,954	$424,569,237	$538,602,473	$660,241,571	$617,552,712
Ratios to average net assets:
Expenses, before reimbursements	1.15%	1.14%	1.13%	1.12%	1.14%
Expenses, net of reimbursements	1.15%	1.14%	1.13%	1.12%	1.14%
Net investment income, before expense reimbursements	0.70%	0.76%	0.33%	0.27%	0.70%
Net investment income, net of reimbursements	0.70%	0.76%	0.33%	0.27%	0.70%
Portfolio turnover rate	61%	48%	69%	48%	53%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2020	2019	2018	2017	2016B

Net asset value, beginning of period	$21.79	$24.77	$28.09	$23.22	$23.60

Income (loss) from investment operations:
Net investment income	0.15	0.14	0.06	0.03	0.12
Net gains (losses) on investments (both realized and unrealized)	(3.01)	(0.25)	(0.88)	5.57	0.73

Total income (loss) from investment operations	(2.86)	(0.11)	(0.82)	5.60	0.85

Less distributions:
Dividends from net investment income	(0.17)	(0.03)	(0.01)	(0.11)	(0.08)
Distributions from net realized gains	(0.16)	(2.84)	(2.49)	(0.62)	(1.15)

Total distributions	(0.33)	(2.87)	(2.50)	(0.73)	(1.23)

Net asset value, end of period	$18.60	$21.79	$24.77	$28.09	$23.22

Total returnC	(13.40)%	1.48%	(3.44)%	24.26%	4.01%

Ratios and supplemental data:
Net assets, end of period	$42,987,242	$61,618,406	$77,578,775	$98,718,359	$110,205,158
Ratios to average net assets:
Expenses, before reimbursements	1.25%	1.34%	1.28%	1.30%	1.31%
Expenses, net of reimbursements	1.25%	1.34%	1.28%	1.30%	1.31%
Net investment income, before expense reimbursements	0.60%	0.56%	0.18%	0.11%	0.53%
Net investment income, net of reimbursements	0.60%	0.56%	0.18%	0.11%	0.53%
Portfolio turnover rate	61%	48%	69%	48%	53%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2020	2019	2018	2017	2016A

Net asset value, beginning of period	$21.64	$24.65	$27.99	$23.14	$23.54

Income (loss) from investment operations:
Net investment income	0.12	0.14	0.07	0.07	0.15
Net gains (losses) on investments (both realized and unrealized)	(2.95)	(0.24)	(0.86)	5.53	0.73

Total income (loss) from investment operations	(2.83)	(0.10)	(0.79)	5.60	0.88

Less distributions:
Dividends from net investment income	(0.18)	(0.07)	(0.06)	(0.13)	(0.13)
Distributions from net realized gains	(0.16)	(2.84)	(2.49)	(0.62)	(1.15)

Total distributions	(0.34)	(2.91)	(2.55)	(0.75)	(1.28)

Net asset value, end of period	$18.47	$21.64	$24.65	$27.99	$23.14

Total returnB	(13.38)%	1.56%	(3.37)%	24.36%	4.17%

Ratios and supplemental data:
Net assets, end of period	$46,067,043	$63,246,155	$66,380,615	$63,481,305	$63,277,387
Ratios to average net assets:
Expenses, before reimbursements	1.26%	1.26%	1.20%	1.20%	1.21%
Expenses, net of reimbursements	1.26%	1.26%	1.20%	1.20%	1.21%
Net investment income, before expense reimbursements	0.59%	0.64%	0.25%	0.20%	0.64%
Net investment income, net of reimbursements	0.59%	0.64%	0.25%	0.20%	0.64%
Portfolio turnover rate	61%	48%	69%	48%	53%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2020	2019		2018	2017	2016A

Net asset value, beginning of period	$20.51	$23.60		$26.98	$22.39	$22.84

Income (loss) from investment operations:
Net investment (loss)	(0.17)	(0.01	)B	(0.08)	(0.14)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	(2.66)	(0.24)		(0.81)	5.35	0.72

Total income (loss) from investment operations	(2.83)	(0.25)		(0.89)	5.21	0.70

Less distributions:
Dividends from net investment income	(0.05)	-		-	-	-
Distributions from net realized gains	(0.16)	(2.84)		(2.49)	(0.62)	(1.15)

Total distributions	(0.21)	(2.84)		(2.49)	(0.62)	(1.15)

Net asset value, end of period	$17.47	$20.51		$23.60	$26.98	$22.39

Total returnC	(14.00)%	0.85%		(3.89)%	23.39%	3.42%

Ratios and supplemental data:
Net assets, end of period	$8,057,935	$12,619,613		$13,480,297	$15,335,554	$11,938,196
Ratios to average net assets:
Expenses, before reimbursements	1.96%	1.95%		1.86%	1.96%	1.96%
Expenses, net of reimbursements	1.96%	1.95	%D	1.76%	1.96%	1.96%
Net investment (loss), before expense reimbursements	(0.10)%	(0.06)%		(0.41)%	(0.58)%	(0.12)%
Net investment (loss), net of reimbursements	(0.10)%	(0.06)%		(0.31)%	(0.58)%	(0.12)%
Portfolio turnover rate	61%	48%		69%	48%	53%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

54

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,			February 28, 2017A to October 31, 2017
	2020	2019	2018

Net asset value, beginning of period	$23.12	$26.14	$29.51	$28.03

Income from investment operations:
Net investment income (loss)	0.22	0.26	0.22	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(3.14)	(0.25)	(0.94)	1.48

Total income (loss) from investment operations	(2.92)	0.01	(0.72)	1.48

Less distributions:
Dividends from net investment income	(0.29)	(0.19)	(0.16)	-
Distributions from net realized gains	(0.16)	(2.84)	(2.49)	-

Total distributions	(0.45)	(3.03)	(2.65)	-

Net asset value, end of period	$19.75	$23.12	$26.14	$29.51

Total returnC	(12.98)%	2.01%	(2.93)%	5.28	%D

Ratios and supplemental data:
Net assets, end of period	$1,187,578,766	$1,308,284,613	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.79%	0.80%	0.77%	0.80	%E
Expenses, net of reimbursements	0.79%	0.80%	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	1.06%	1.08%	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	1.06%	1.08%	0.66%	(0.04	)%E
Portfolio turnover rate	61%	48%	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

October 31, 2020 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Small Cap Value	100.00%

Qualified Dividend Income:

Small Cap Value	100.00%

Long-Term Capital Gain Distributions:

Small Cap Value	$42,779,716

Short-Term Capital Gain Distributions:

Small Cap Value	$-

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

56

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Small Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Foundry Partners, LLC (“Foundry”), Hillcrest Asset Management, LLC (“Hillcrest”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Mellon Investments Corp. (“Mellon”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisors for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Fund by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts or a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A summary of the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager generally is favorable compared to the fee rates that each subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge

59

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual firms is calculated by the Manager using information provided by the Fund’s custodian. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, when such information was available, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Foundry, Hillcrest, Hotchkis, and Mellon, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2019)

Barrow (Fundamental Strategy)	5 Years	1	st Quintile
Barrow (Diversified Strategy)	5 Years	2	nd Quintile
Brandywine	5 Years	3	rd Quintile
Foundry	5 Years	2	nd Quintile
Hillcrest	5 Years	3	rd Quintile
Hotchkis (Fundamental Strategy)	5 Years	4	th Quintile
Hotchkis (Diversified Strategy)	1 Year	2	nd Quintile
Mellon	5 Years	1	st Quintile

The Board also considered: (1) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

(2) Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner is expected to retire from the Board.

68

American Beacon FundsSM

Privacy Policy

October 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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72

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/20

American Beacon® FUNDS

2020 ANNUAL REPORT

October 31, 2020

INTERNATIONAL EQUITY FUND

TOCQUEVILLE INTERNATIONAL VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TOCQUEVILLE INTERNATIONAL VALUE FUND RISKS

Investing in foreign securities including emerging markets may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

International Equity Market Overview

October 31, 2020 (Unaudited)

Over the 12 months ended October 31, 2020, equities in developed international markets declined more than 6%. Conversely, equities in emerging markets (“EM”) rose more than 8%. In early 2020, the novel coronavirus pandemic and its economic consequences sent stock prices tumbling and market volatility spiked. However, enormous monetary and fiscal stimulus globally bolstered markets in the second and third quarters of 2020. China’s success in reducing the impact of the virus helped sustain EM equities, which outperformed developed-market peers during the period.

Despite the International Monetary Fund’s forecasted 5% decline in global gross domestic product (“GDP”) in 2020, encouraging signs of a rebound from economically devastating global lockdowns continued to surface. Supply chains have recovered amid a rebound in global trade. Industrial production, which sunk 15% from January to April (resembling the 14% decline during the Financial Crisis of 2008), bounced back quickly thanks in large part to massive stimulus measures. Reflecting an uncertain economic recovery, the U.S. Federal Reserve reaffirmed the likelihood of interest rates staying near zero until at least 2023. Until vaccines, therapies and widespread testing become readily available and global economies fully reopen, further stimulus packages will be needed to help bolster recovery in most regions around the world.

In Europe, authorities committed to extending support measures in an effort to avoid a cliff with an abrupt loss of fiscal spending. The Bank of Japan left interest rates unchanged in their most recent meeting and upgraded economic views as business activity gradually resumed. China may be the only major economy to expand its GDP in 2020 after demonstrating remarkable success in containing the virus. This year’s dominance of growth and momentum stocks over value stocks has surpassed the peak reached during the technology, media, and telecommunications bubble in the early 2000s. The biggest winners in this bifurcated market have been companies exhibiting top-line growth, regardless of whether this translates to near-term profitability. The trends of passive investing and algorithmic trading have exacerbated a concentration of performance – the bulk of equity returns in a number of region-based indexes during the period derive from just five companies, with the effect most pronounced in the U.S. and emerging markets.

Growth stock valuations are so stretched relative to history that any abatement of pandemic-related uncertainty – namely effective vaccines and therapies that facilitate economic reopening – could spark a shift in investor sentiment toward economically cyclical companies. For example, any positive results from clinical trials may translate into a sharp rotation into value stocks. The cyclical component of value stocks may also benefit from further fiscal spending on infrastructure by Western governments. The most compelling companies in the developed market value universe are those engaged in operational restructuring, using the pandemic’s disruption to lean out their cost bases and shed non-core assets. An ensuing boost in operating leverage may better position such forward-thinkers for an upturn in revenues as recovery develops.

2

American Beacon International Equity FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon International Equity Fund (the “Fund”) returned -16.33% for the twelve months ended October 31, 2020. The Fund underperformed the MSCI EAFE Index (the “Index”) return of -6.86%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2010 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2010- 10/31/2020
R5 Class** (1,6)	AAIEX	(16.04)%	(6.31)%	(0.82)%	2.15%	$12,371
Y Class (1,6)	ABEYX	(16.09)%	(6.38)%	(0.89)%	2.06%	$12,267
Investor Class (1,6)	AAIPX	(16.33)%	(6.64)%	(1.16)%	1.79%	$11,947
Advisor Class (1,6)	AAISX	(16.43)%	(6.77)%	(1.27)%	1.66%	$11,785
A Class without sales charge (1,2,6)	AIEAX	(16.42)%	(6.69)%	(1.20)%	1.71%	$11,850
A Class with sales Charge (1,2,6)	AIEAX	(21.23)%	(8.52)%	(2.36)%	1.11%	$11,169
C Class without sales charge (1,3,6)	AILCX	(16.98)%	(7.36)%	(1.94)%	0.95%	$10,996
C Class with sales charge (1,3,6)	AILCX	(17.98)%	(7.36)%	(1.94)%	0.95%	$10,996
R6 Class (1,4,6)	AAERX	(15.93)%	(6.23)%	(0.76)%	2.18%	$12,408

MSCI EAFE Index Net (5)		(6.86)%	(1.24)%	2.85%	3.82%	$14,553

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown for 2013 through 2015.

3

American Beacon International Equity FundSM

Performance Overview

October 31, 2020 (Unaudited)

2.

A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012. The maximum sales charge for A Class is 5.75%.

3.

A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 10/31/10 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/10. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

5.

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, Advisor, A, C and R6 Class shares were 0.73%, 0.80%, 1.05%, 1.20%, 1.15%, 1.87% and 0.70%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period primarily due to stock selection while country allocation also slightly hampered performance.

Stock selections within France and the United Kingdom primarily contributed to the Fund’s relative underperformance, while stock selections in Germany added value. Detracting securities included BNP Paribas S.A. (down 31.9%) in France and Rolls-Royce Holdings PLC (down 78.6%) within the United Kingdom. The Fund’s investments in Germany, including Infineon Technologies AG (up 53.5%) helped relative performance during the prior twelve months.

From a country allocation perspective, overweighting the United Kingdom (down 20.1%) and underweighting Japan (up 0.6%) contributed to the Fund’s underperformance relative to the Index. However, overweighting out-of-index Korea (up 14.2%) added to relative value during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Sanofi		3.2
BNP Paribas S.A.		2.1
Volkswagen AG		2.0
Barclays PLC		1.9
Novartis AG		1.9
Sumitomo Mitsui Financial Group, Inc.		1.9
Takeda Pharmaceutical Co., Ltd.		1.8
TOTAL S.E.		1.8
ABB Ltd.		1.7
Samsung Electronics Co., Ltd.		1.7

Total Fund Holdings	147

4

American Beacon International Equity FundSM

Performance Overview

October 31, 2020 (Unaudited)

Sector Allocation (% Equities)
Financials	24.1
Industrials	17.1
Health Care	12.6
Consumer Discretionary	12.0
Communication Services	7.9
Information Technology	7.6
Consumer Staples	5.7
Energy	5.0
Materials	4.0
Utilities	2.9
Real Estate	1.1

Country Allocation (% Equities)
Japan	18.3
France	17.4
United Kingdom	15.4
Germany	11.7
Switzerland	8.6
Netherlands	5.0
Republic of Korea	4.1
Italy	3.9
Spain	2.9
China	1.9
United States	1.5
Canada	1.4
Denmark	1.3
Ireland	1.2
Norway	1.0
Finland	0.8
Sweden	0.8
Portugal	0.6
Luxembourg	0.5
Singapore	0.5
Australia	0.4
Israel	0.4
Macao	0.3
Belgium	0.1

5

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon Tocqueville International Value Fund (the “Fund”) returned 1.63% for the twelve-month period ending October 31, 2020, which outperformed the MSCI EAFE Index (the “Index”) return of -6.86%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2010 through 10/31/2020

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2010- 10/31/2020
R5 Class** (1,3,5)	TOVIX	1.94%	(2.34)%	3.28%	4.64%	$15,745
Y Class (1,2,5)	TOVYX	1.84%	(2.39)%	3.24%	4.63%	$15,719
Investor Class (1,5)	TIVFX	1.63%	(2.52)%	3.16%	4.59%	$15,658

MSCI EAFE Index Net (4)		(6.86)%	(1.24)%	2.85%	3.82%	$14,553

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2019. Performance prior to waiving fees was lower than the actual returns shown for that period.

2.

Fund performance for the three-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/10 up to 1/18/19, the inception date of the Y Class. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/10.

3.

Fund performance for the three-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/10 up to 1/18/19, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 10/31/10. A portion of fees charged to the R5 Class has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown in 2019 and 2020.

6

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2020 (Unaudited)

4.

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 0.94%, 0.99% and 1.30%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the twelve-month period due to both stock selection and country allocation.

Stock selections within Germany and Hong Kong added to the Fund’s relative performance, while stock selections in Denmark detracted value. Contributing securities within Germany include Infineon Technologies AG (up 52.3%) and Siemens AG, Sponsored ADR (up 14.9%), while Clear Media Ltd. (up 89.5%) and Tencent Holdings, Ltd. ADR (up 79.3%) within Hong Kong all helped performance. Meanwhile, the Fund’s investment in Denmark’s ISS A/S (down 45.0%) hurt relative performance during the prior year.

From a country allocation perspective, the Fund’s overweight to South Korea (up 14.2%) and underweight the United Kingdom (down 20.1%) added the most relative value. On the flip side, the Fund’s underweight to Sweden (up 10.5%) detracted the most.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
FANUC Corp.		3.4
Alibaba Group Holding Ltd., Sponsored ADR		3.2
Siemens AG, Sponsored ADR		3.1
Samsung Electronics Co., Ltd.		3.1
Hitachi Ltd.		3.0
CRH PLC		2.9
Amano Corp.		2.8
Infineon Technologies AG		2.7
Sanofi		2.7
Sony Corp., Sponsored ADR		2.7

Total Fund Holdings	46

Sector Allocation (% Equities)
Industrials		24.8
Information Technology		18.0
Consumer Discretionary		12.8
Health Care		12.3
Consumer Staples		11.6
Communication Services		10.5
Materials		7.6
Financials		2.4

Country Allocation (% Equities)
Japan		23.5
Germany		20.1
France		15.2
United Kingdom		9.6
Switzerland		7.7
China		6.2
Republic of Korea		3.3
Ireland		3.1
Canada		2.6
Belgium		2.4
Australia		2.0
Spain		1.7
Finland		1.4
Taiwan		0.7
Mexico		0.5

7

American Beacon FundsSM

Expense Examples

October 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

October 31, 2020 (Unaudited)

American Beacon International Equity Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,066.60	$3.69
Hypothetical***	$1,000.00	$1,021.57	$3.61
Y Class
Actual	$1,000.00	$1,066.70	$4.10
Hypothetical***	$1,000.00	$1,021.17	$4.01
Investor Class
Actual	$1,000.00	$1,065.10	$5.55
Hypothetical***	$1,000.00	$1,019.76	$5.43
Advisor Class
Actual	$1,000.00	$1,064.10	$6.17
Hypothetical***	$1,000.00	$1,019.15	$6.04
A Class
Actual	$1,000.00	$1,064.40	$5.86
Hypothetical***	$1,000.00	$1,019.46	$5.74
C Class
Actual	$1,000.00	$1,060.70	$9.74
Hypothetical***	$1,000.00	$1,015.69	$9.53
R6 Class
Actual	$1,000.00	$1,067.20	$3.59
Hypothetical***	$1,000.00	$1,021.67	$3.51

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.71%, 0.79%, 1.07%, 1.19%, 1.13%, 1.88%, and 0.69% for the R5, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon Tocqueville International Value Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,175.80	$4.87
Hypothetical***	$1,000.00	$1,020.66	$4.52
Y Class
Actual	$1,000.00	$1,176.10	$5.42
Hypothetical***	$1,000.00	$1,020.16	$5.03
Investor Class
Actual	$1,000.00	$1,173.80	$6.50
Hypothetical***	$1,000.00	$1,019.15	$6.04

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, and 1.19% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at October 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon International Equity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020

American Beacon Tocqueville International Value Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the two years in the period ended October 31, 2020

The financial highlights for the three years in the period ended October 31, 2018 of American Beacon Tocqueville International Value Fund were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2020

10

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

Australia - 0.42% (Cost $6,004,375)

Common Stocks - 0.42%
BHP Group PLCA B	443,858	$8,614,348

Belgium - 0.13% (Cost $4,809,922)

Common Stocks - 0.13%
Ontex Group N.V.B C	245,520	2,710,163

Canada - 1.36%

Common Stocks - 1.36%
Air CanadaC	750,400	8,296,474
Canadian National Railway Co.	131,242	13,037,513
Suncor Energy, Inc.	569,560	6,425,345

Total Common Stocks		27,759,332

Total Canada (Cost $34,717,091)		27,759,332

China - 1.83%

Common Stocks - 1.83%
China Mobile Ltd.B	1,681,007	10,229,876
CNOOC Ltd.B	21,067,000	19,246,102
ESR Cayman Ltd.B C D	2,637,600	7,971,432

Total Common Stocks		37,447,410

Total China (Cost $43,040,655)		37,447,410

Denmark - 1.22%

Common Stocks - 1.22%
Carlsberg A/S, Class BB	87,832	11,123,379
Vestas Wind Systems A/SB	80,530	13,765,840

Total Common Stocks		24,889,219

Total Denmark (Cost $16,157,113)		24,889,219

Finland - 0.80%

Common Stocks - 0.80%
Nordea Bank AbpB C	1,074,153	8,069,583
Sampo OYJ, Class AB	217,589	8,214,128

Total Common Stocks		16,283,711

Total Finland (Cost $20,930,129)		16,283,711

France - 16.73%

Common Stocks - 16.73%
Air Liquide S.A.B	109,552	16,035,475
Airbus SEB C	206,977	15,203,343
Alstom S.A.B C	208,626	9,363,247
Atos SEB C	137,465	9,397,925
AXA S.A.B	880,836	14,229,939
BNP Paribas S.A.B C	1,198,282	42,015,503
Carrefour S.A.B	585,140	9,120,432
Danone S.A.B	196,884	10,882,202
Engie S.A.B C	1,536,218	18,621,450
Ipsen S.A.B	95,045	8,656,606
Publicis Groupe S.A.B C	587,718	20,473,271
Renault S.A.B C	40,111	993,854
Safran S.A.B C	121,253	12,885,230
SanofiB	717,117	64,826,880
Societe Generale S.A.B C	462,281	6,312,968

See accompanying notes

11

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

France - 16.73% (continued)

Common Stocks - 16.73% (continued)
TOTAL S.E.B	1,238,646	$37,509,763
Valeo S.A.B	185,349	5,621,178
Vinci S.A.B	219,741	17,388,454
Vivendi S.A.B	783,417	22,648,599

Total Common Stocks		342,186,319

Total France (Cost $385,770,001)		342,186,319

Germany - 11.27%

Common Stocks - 9.32%
BASF SEB	434,243	23,812,186
Bayer AGB	138,153	6,492,745
Bayerische Motoren Werke AGB	322,093	22,013,187
Commerzbank AGB C	2,293,314	10,860,952
Continental AGB	67,856	7,217,717
Daimler AGB	505,100	26,133,686
Deutsche Post AGB C	236,837	10,496,393
Fresenius Medical Care AG & Co. KGaAB C	108,908	8,318,722
Infineon Technologies AGB	734,250	20,561,987
Merck KGaAB	71,554	10,596,273
ProSiebenSat.1 Media SEB C	321,381	3,599,694
RWE AGB	100,560	3,736,291
SAP SEB	183,819	19,590,243
Siemens AGB	146,194	17,137,149

Total Common Stocks		190,567,225

Preferred Stocks - 1.95%

Volkswagen AGB C E	274,355	39,970,940

Total Germany (Cost $224,295,503)		230,538,165

Ireland - 1.14%

Common Stocks - 1.14%
Ryanair Holdings PLCB C	67,108	924,394
Ryanair Holdings PLC, Sponsored ADRC	277,984	22,405,510

Total Common Stocks		23,329,904

Total Ireland (Cost $19,022,995)		23,329,904

Israel - 0.35% (Cost $9,349,728)

Common Stocks - 0.35%
Bank Leumi Le-Israel BMB	1,502,141	7,122,684

Italy - 3.77%

Common Stocks - 3.77%
Enel SpAB	3,431,727	27,331,479
Eni SpAB	2,145,707	15,100,652
Saras SpAA B C	6,216,978	3,183,788
UniCredit SpAB C	4,203,018	31,486,967

Total Common Stocks		77,102,886

Total Italy (Cost $119,063,704)		77,102,886

Japan - 17.67%

Common Stocks - 17.67%
Alfresa Holdings Corp.B	785,100	14,430,000
Daiwa House Industry Co., Ltd.B	535,955	14,118,634

See accompanying notes

12

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

Japan - 17.67% (continued)

Common Stocks - 17.67% (continued)
Digital Garage, Inc.B	176,600	$6,296,264
FANUC Corp.B	87,800	18,661,949
Fujitsu Ltd.B	41,000	4,767,576
Haseko Corp.B	1,128,700	13,558,731
Hazama Ando Corp.B	563,200	3,492,679
Hitachi Ltd.B	456,200	15,384,186
Kao Corp.B	144,760	10,292,072
Makita Corp.B	109,300	4,831,558
Mitsubishi UFJ Financial Group, Inc.B	6,684,900	26,351,317
Mizuho Financial Group, Inc.B	1,403,280	17,300,470
Murata Manufacturing Co., Ltd.B	232,100	16,098,905
Nexon Co., Ltd.B	612,000	17,126,605
Nintendo Co., Ltd.B	37,700	20,586,397
Nippon Television Holdings, Inc.B	447,300	4,733,103
Nissan Motor Co., Ltd.A B C	4,842,400	17,139,848
Ryohin Keikaku Co., Ltd.B	270,200	5,663,250
Sompo Holdings, Inc.B	156,800	5,865,844
Sumitomo Mitsui Financial Group, Inc.B	1,388,900	38,466,728
Suzuken Co., Ltd.B	313,200	11,311,865
Suzuki Motor Corp.B	206,300	8,884,542
Taisei Corp.B	429,300	13,333,170
Takeda Pharmaceutical Co., Ltd.B	1,168,800	36,171,123
Toho Holdings Co., Ltd.B	269,400	4,993,745
Yamaha Corp.B	244,700	11,590,881

Total Common Stocks		361,451,442

Total Japan (Cost $384,247,795)		361,451,442

Luxembourg - 0.49% (Cost $10,751,591)

Common Stocks - 0.49%
ArcelorMittal S.A.B C	746,509	10,136,439

Macao - 0.31% (Cost $7,004,165)

Common Stocks - 0.31%
Sands China Ltd.B	1,790,000	6,273,723

Netherlands - 4.80%

Common Stocks - 4.80%
Aegon N.V.B	5,563,545	15,069,100
Akzo Nobel N.V.B	160,145	15,430,307
ING Groep N.V.B C	3,172,598	21,768,285
JDE Peet’s B.V.B C	133,507	4,759,850
NN Group N.V.B	468,336	16,382,060
Randstad N.V.B C	34,494	1,724,277
Signify N.V.B C D	254,548	9,070,550
Wolters Kluwer N.V.B	171,252	13,881,232

Total Common Stocks		98,085,661

Total Netherlands (Cost $100,566,342)		98,085,661

Norway - 0.93%

Common Stocks - 0.93%
Equinor ASAB	517,017	6,632,801
Telenor ASAB	803,088	12,395,709

Total Common Stocks		19,028,510

Total Norway (Cost $22,914,253)		19,028,510

See accompanying notes

13

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

Portugal - 0.54%

Common Stocks - 0.54%
EDP - Energias de Portugal S.A.B	1,656,523	$8,153,425
Galp Energia SGPS S.A.B	348,532	2,826,490

Total Common Stocks		10,979,915

Total Portugal (Cost $10,155,925)		10,979,915

Republic of Korea - 3.93%

Common Stocks - 3.93%
Hana Financial Group, Inc.B	98,606	2,660,947
Hyundai Mobis Co., Ltd.B	88,858	17,783,452
Hyundai Motor Co.B	65,992	9,653,580
Kia Motors Corp.B	103,705	4,647,447
Samsung Electronics Co., Ltd.B	678,513	34,024,946
SK Hynix, Inc.B	164,511	11,650,560

Total Common Stocks		80,420,932

Total Republic of Korea (Cost $64,976,126)		80,420,932

Singapore - 0.46% (Cost $8,764,928)

Common Stocks - 0.46%
DBS Group Holdings Ltd.B	632,510	9,421,426

Spain - 2.84%

Common Stocks - 2.84%
Aena SME S.A.B C D	62,265	8,410,119
Amadeus IT Group S.A.B	226,942	10,877,733
Banco Bilbao Vizcaya Argentaria S.A.B	5,530,157	15,922,609
Banco Santander S.A.B C	3,446,873	6,900,960
CaixaBank S.A.B	6,178,724	11,286,553
Telefonica S.A.B	1,416,757	4,632,117

Total Common Stocks		58,030,091

Total Spain (Cost $73,955,283)		58,030,091

Sweden - 0.79%

Common Stocks - 0.79%
Sandvik ABB C	456,626	8,135,746
Volvo AB, Class BB C	410,594	7,994,416

Total Common Stocks		16,130,162

Total Sweden (Cost $14,465,858)		16,130,162

Switzerland - 8.26%

Common Stocks - 8.26%
ABB Ltd.B	1,440,072	34,919,737
Cie Financiere Richemont S.A.B	228,480	14,311,395
Credit Suisse Group AGB	2,706,718	25,565,507
Flughafen Zurich AGB C	38,840	5,236,583
Novartis AGB	499,852	39,011,487
Roche Holding AGB	39,339	12,628,436
UBS Group AGB	2,244,652	26,027,493
Zurich Insurance Group AGB	33,861	11,212,362

Total Common Stocks		168,913,000

Total Switzerland (Cost $171,594,628)		168,913,000

See accompanying notes

14

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

United Kingdom - 14.84%

Common Stocks - 14.37%
3i Group PLCB	287,379	$3,580,208
Aviva PLCB	2,618,013	8,767,430
Babcock International Group PLCB	3,484,829	9,808,579
Balfour Beatty PLCB C	1,571,113	4,350,672
Barclays PLCB C	27,475,497	38,161,391
BP PLCB	2,778,701	7,106,539
British American Tobacco PLCB	503,831	16,007,666
BT Group PLCB	8,528,972	11,225,029
Capita PLCB C	3,394,173	1,086,848
Coca-Cola European Partners PLC	103,735	3,704,377
Compass Group PLCB	806,924	11,037,627
GlaxoSmithKline PLCB	1,841,897	30,730,585
Imperial Brands PLCB	919,891	14,592,583
Informa PLCB C	1,596,628	8,665,631
International Consolidated Airlines Group S.A.B	4,600,530	5,751,010
Johnson Matthey PLCB	41,034	1,143,288
Kingfisher PLCB C	2,233,882	8,312,790
Linde PLCB C	17,217	3,789,380
Micro Focus International PLCB C	168,668	472,053
Prudential PLCB	1,522,324	18,592,931
RELX PLCB	832,275	16,473,343
Rolls-Royce Holdings PLCA B	5,046,822	4,665,399
RSA Insurance Group PLCB	1,041,335	5,732,629
Standard Chartered PLCB C	1,253,576	5,737,526
Tesco PLCB	5,262,148	14,013,055
Unilever PLCB	263,113	15,002,710
WH Smith PLCB	431,880	5,571,943
WPP PLCB	2,468,606	19,766,319

Total Common Stocks		293,849,541

Rights - 0.47%
Rolls-Royce Holdings PLCA C	18,879,157	9,538,596

Total United Kingdom (Cost $423,536,616)		303,388,137

United States - 1.45%

Common Stocks - 1.45%
Aon PLC, Class A	78,626	14,467,970
Ferguson PLCB	151,648	15,217,087

Total Common Stocks		29,685,057

Total United States (Cost $16,401,500)		29,685,057

SHORT-TERM INVESTMENTS - 2.69% (Cost $55,081,499)

Investment Companies - 2.69%
American Beacon U.S. Government Money Market Select Fund, 0.01%F G	55,081,499	55,081,499

SECURITIES LENDING COLLATERAL - 0.25% (Cost $5,030,543)

Investment Companies - 0.25%
American Beacon U.S. Government Money Market Select Fund, 0.01%F G	5,030,543	5,030,543

TOTAL INVESTMENTS - 99.27% (Cost $2,252,608,268)		2,030,040,678
OTHER ASSETS, NET OF LIABILITIES - 0.73%		14,836,902

TOTAL NET ASSETS - 100.00%		$2,044,877,580

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,892,052,851 or 92.53% of net assets.

C Non-income producing security.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $25,452,101 or 1.24% of net assets. The Fund has no right to demand registration of these securities.

E A type of Preferred Stock that has no maturity date.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	701	December 2020	$64,524,974	$62,525,695	$(1,999,279)

			$64,524,974	$62,525,695	$(1,999,279)

Index Abbreviations:
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$-	$8,614,348	$-	$8,614,348
Belgium	-	2,710,163	-	2,710,163
Canada	27,759,332	-	-	27,759,332
China	-	37,447,410	-	37,447,410
Denmark	-	24,889,219	-	24,889,219
Finland	-	16,283,711	-	16,283,711
France	-	342,186,319	-	342,186,319
Germany	-	190,567,225	-	190,567,225
Ireland	22,405,510	924,394	-	23,329,904
Israel	-	7,122,684	-	7,122,684
Italy	-	77,102,886	-	77,102,886
Japan	-	361,451,442	-	361,451,442
Luxembourg	-	10,136,439	-	10,136,439
Macao	-	6,273,723	-	6,273,723
Netherlands	-	98,085,661	-	98,085,661
Norway	-	19,028,510	-	19,028,510
Portugal	-	10,979,915	-	10,979,915
Republic of Korea	-	80,420,932	-	80,420,932
Singapore	-	9,421,426	-	9,421,426
Spain	-	58,030,091	-	58,030,091
Sweden	-	16,130,162	-	16,130,162
Switzerland	-	168,913,000	-	168,913,000
United Kingdom	3,704,377	290,145,164	-	293,849,541
Foreign Preferred Stocks
Germany	-	39,970,940	-	39,970,940
Foreign Rights
United Kingdom	9,538,596	-	-	9,538,596

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2020

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks
United States	$14,467,970	$15,217,087	$-	$29,685,057
Short-Term Investments	55,081,499	-	-	55,081,499
Securities Lending Collateral	5,030,543	-	-	5,030,543

Total Investments in Securities - Assets	$137,987,827	$1,892,052,851	$-	$2,030,040,678

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,999,279)	$-	$-	$(1,999,279)

Total Financial Derivative Instruments - Liabilities	$(1,999,279)	$-	$-	$(1,999,279)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

17

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2020

	Shares/Par Amount	Fair Value

Australia - 1.88% (Cost $5,899,778)

Common Stocks - 1.88%
BHP Group Ltd., Sponsored ADRA	139,200	$6,696,912

Belgium - 2.29% (Cost $8,420,077)

Common Stocks - 2.29%
Groupe Bruxelles Lambert S.A.B	99,312	8,132,895

Canada - 2.41% (Cost $8,793,216)

Common Stocks - 2.41%
Nutrien Ltd.	210,800	8,575,344

China - 5.79%

Common Stocks - 5.79%
Alibaba Group Holding Ltd., Sponsored ADRC	37,365	11,384,742
Tencent Holdings Ltd., ADR	120,700	9,214,238

Total Common Stocks		20,598,980

Total China (Cost $11,966,770)		20,598,980

Finland - 1.29% (Cost $6,788,748)

Common Stocks - 1.29%
Nokia OYJ, Sponsored ADRA C	1,364,400	4,598,028

France - 14.28%

Common Stocks - 14.28%
Bollore S.A.B	2,383,504	8,551,675
Bureau Veritas S.A.B C	413,598	9,113,983
Danone S.A.B	121,600	6,721,093
EssilorLuxottica S.A.B C	57,500	7,123,791
SanofiB	108,081	9,770,447
Vivendi S.A.B	329,300	9,520,069

Total Common Stocks		50,801,058

Total France (Cost $51,332,077)		50,801,058

Germany - 18.86%

Common Stocks - 16.46%
adidas AGB C	25,600	7,606,804
Continental AGB	43,000	4,573,831
Duerr AGB	182,782	5,250,960
GEA Group AGB	154,064	5,124,288
Infineon Technologies AGB	349,000	9,773,420
KION Group AGB	44,000	3,424,593
MTU Aero Engines AGB	20,100	3,431,951
Siemens AG, Sponsored ADR	172,200	11,077,626
Software AGB	128,100	4,589,994
Wacker Neuson SEB C	201,736	3,708,497

Total Common Stocks		58,561,964

Preferred Stocks - 2.40%
Henkel AG & Co. KGaAB D	87,400	8,529,727

Total Germany (Cost $58,183,445)		67,091,691

See accompanying notes

18

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

Ireland - 2.88% (Cost $9,759,019)

Common Stocks - 2.88%
CRH PLCB	292,375	$10,265,806

Japan - 22.10%

Common Stocks - 22.10%
Amano Corp.B	424,903	10,028,253
FANUC Corp.B	57,600	12,242,919
Hitachi Ltd.B	319,868	10,786,735
Hoya Corp.B	71,100	8,050,081
Kao Corp.B	86,200	6,128,603
Makita Corp.B	204,100	9,022,149
Rohm Co., Ltd.B	90,100	6,941,629
Sony Corp., Sponsored ADR	115,100	9,629,266
Tokyo Broadcasting System Holdings, Inc.B	374,300	5,787,637

Total Common Stocks		78,617,272

Total Japan (Cost $61,358,805)		78,617,272

Mexico - 0.49% (Cost $1,969,343)

Common Stocks - 0.49%
Fomento Economico Mexicano S.A.B. de C.V., Series B, Sponsored ADR	32,600	1,752,902

Republic of Korea - 3.11% (Cost $7,592,806)

Preferred Stocks - 3.11%
Samsung Electronics Co., Ltd.B D	249,200	11,057,071

Spain - 1.64% (Cost $8,109,226)

Common Stocks - 1.64%
Applus Services S.A.B C	745,413	5,842,457

Switzerland - 7.26%

Common Stocks - 7.26%
Alcon, Inc.A C	114,900	6,530,916
Dufry AGA B C	66,500	2,512,158
Novartis AG, Sponsored ADR	103,150	8,053,952
Roche Holding AGB	27,200	8,731,626

Total Common Stocks		25,828,652

Total Switzerland (Cost $22,524,656)		25,828,652

Taiwan - 0.61% (Cost $1,158,352)

Common Stocks - 0.61%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	26,100	2,189,007

United Kingdom - 8.99%

Common Stocks - 8.99%
Diageo PLC, Sponsored ADR	54,200	7,055,756
IMI PLCB	408,400	5,486,841
ITV PLCB C	1,950,000	1,830,133
Smiths Group PLCB	522,645	9,005,121
Unilever N.V.	152,000	8,597,120

Total Common Stocks		31,974,971

Total United Kingdom (Cost $30,759,570)		31,974,971

See accompanying notes

19

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2020

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 3.26% (Cost $11,592,030)

Investment Companies - 3.26%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	11,592,030	$11,592,030

SECURITIES LENDING COLLATERAL - 0.94% (Cost $3,339,142)

Investment Companies - 0.94%
American Beacon U.S. Government Money Market Select Fund, 0.01%E F	3,339,142	3,339,142

TOTAL INVESTMENTS - 98.08% (Cost $309,547,060)		348,954,218
OTHER ASSETS, NET OF LIABILITIES - 1.92%		6,843,169

TOTAL NET ASSETS - 100.00%		$355,797,387

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2020 (Note 9).

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $238,667,237 or 67.08% of net assets.

C Non-income producing security.

D A type of Preferred Stock that has no maturity date.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Tocqueville International Value Fund	Level 1	Level 2	Level 3		Total
Assets
Foreign Common Stocks
Australia	$6,696,912	$-	$		$6,696,912
Belgium	-	8,132,895		-	8,132,895
Canada	8,575,344	-		-	8,575,344
China	20,598,980	-		-	20,598,980
Finland	4,598,028	-		-	4,598,028
France	-	50,801,058		-	50,801,058
Germany	11,077,626	47,484,338		-	58,561,964
Ireland	-	10,265,806		-	10,265,806
Japan	9,629,266	68,988,006		-	78,617,272
Mexico	1,752,902	-		-	1,752,902
Spain	-	5,842,457		-	5,842,457
Switzerland	14,584,868	11,243,784		-	25,828,652
Taiwan	2,189,007	-		-	2,189,007
United Kingdom	15,652,876	16,322,095		-	31,974,971
Foreign Preferred Stocks
Germany	-	8,529,727		-	8,529,727
Republic of Korea	-	11,057,071		-	11,057,071
Short-Term Investments	11,592,030	-		-	11,592,030
Securities Lending Collateral	3,339,142	-		-	3,339,142

Total Investments in Securities - Assets	$110,286,981	$238,667,237		$-	$348,954,218

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2020

	International Equity Fund	Tocqueville International Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$1,969,928,636	$334,023,046
Investments in affiliated securities, at fair value‡	60,112,042	14,931,172
Foreign currency, at fair value¤	615	798
Cash collateral held at broker for futures contracts	5,864,000	-
Dividends and interest receivable	6,312,770	770,563
Deposits with broker for futures contracts	1,678,777	-
Receivable for investments sold	6,611,691	7,620,696
Receivable for fund shares sold	3,010,973	250,956
Receivable for tax reclaims	7,724,329	3,427,022
Prepaid expenses	57,476	19,094

Total assets	2,061,301,309	361,043,347

Liabilities:
Payable for investments purchased	3,969,067	286,727
Payable for fund shares redeemed	2,717,560	1,041,227
Payable for expense recoupment (Note 2)	48,631	77,133
Management and sub-advisory fees payable (Note 2)	2,064,690	215,571
Service fees payable (Note 2)	42,728	38,693
Transfer agent fees payable (Note 2)	129,477	20,963
Payable upon return of securities loaned (Note 9)§	5,030,543	3,339,142
Custody and fund accounting fees payable	118,088	65,856
Professional fees payable	102,974	61,747
Trustee fees payable (Note 2)	22,026	3,818
Payable for prospectus and shareholder reports	118,973	66,106
Payable for variation margin from open futures contracts (Note 5)	1,997,698	-
Other liabilities	61,274	28,977

Total liabilities	16,423,729	5,245,960

Net assets	$2,044,877,580	$355,797,387

Analysis of net assets:
Paid-in-capital	$2,420,523,191	$362,062,151
Total distributable earnings (deficits)A	(375,645,611)	(6,264,764)

Net assets	$2,044,877,580	$355,797,387

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2020

	International Equity Fund	Tocqueville International Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	65,779,478	1,304,804

Y Class	42,918,212	8,778,895

Investor Class	6,369,697	12,747,555

Advisor Class	1,096,503	N/A

A Class	653,673	N/A

C Class	245,301	N/A

R6 Class	19,970,514	N/A

Net assets:
R5 ClassB	$968,859,543	$20,327,704

Y Class	$659,159,857	$136,563,697

Investor Class	$92,817,287	$198,905,986

Advisor Class	$16,387,094	N/A

A Class	$9,512,972	N/A

C Class	$3,431,934	N/A

R6 Class	$294,708,893	N/A

Net asset value, offering and redemption price per share:
R5 ClassB	$14.73	$15.58

Y Class	$15.36	$15.56

Investor Class	$14.57	$15.60

Advisor Class	$14.94	N/A

A Class	$14.55	N/A

A Class (offering price)	$15.44	N/A

C Class	$13.99	N/A

R6 Class	$14.76	N/A

† Cost of investments in unaffiliated securities	$2,192,496,226	$294,615,888
‡ Cost of investments in affiliated securities	$60,112,042	$14,931,172
§ Fair value of securities on loan	$11,928,357	$9,651,778
¤ Cost of foreign currency	$621	$805

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

B Formerly known as Institutional Class.

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2020

	International Equity Fund	Tocqueville International Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$62,070,819	$7,953,778
Dividend income from affiliated securities (Note 2)	633,406	70,410
Interest income (net of foreign taxes)†	-	-
Income derived from securities lending (Note 9)	404,126	49,629

Total investment income	63,108,351	8,073,817

Expenses:
Management and sub-advisory fees (Note 2)	15,095,050	3,380,047
Transfer agent fees:
R5 Class (Note 2)A	289,222	9,303
Y Class (Note 2)	836,956	256,696
Investor Class	10,404	23,661
Advisor Class	2,485	-
A Class	3,377	-
C Class	3,139	-
R6 Class	21,919	-
Custody and fund accounting fees	753,947	116,354
Professional fees	315,221	114,068
Registration fees and expenses	153,945	96,795
Service fees (Note 2):
Investor Class	545,988	860,322
Advisor Class	90,049	-
A Class	17,544	-
C Class	4,541	-
Distribution fees (Note 2):
Advisor Class	90,052	-
A Class	28,124	-
C Class	45,714	-
Prospectus and shareholder report expenses	404,334	-
Trustee fees (Note 2)	216,483	38,267
Loan expense (Note 10)	17,810	6,148
Other expenses	221,782	39,243

Total expenses	19,168,086	4,940,904

Net fees waived and expenses (reimbursed) (Note 2)	(91,407)	(4,475)

Net expenses	19,076,679	4,936,429

Net investment income	44,031,672	3,137,388

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(109,675,913)	(40,846,605)
Commission recapture (Note 1)	32,058	-
Foreign currency transactions	(1,491,993)	(697,049)
Futures contracts	2,018,231	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(329,703,087)	27,715,775
Foreign currency transactions	424,560	160,367
Futures contracts	(4,852,380)	-

Net (loss) from investments	(443,248,524)	(13,667,512)

Net (decrease) in net assets resulting from operations	$(399,216,852)	$(10,530,124)

† Foreign taxes	$7,375,577	$1,192,111
A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Changes in Net Assets

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$44,031,672	$81,041,936	$3,137,388	$13,361,129
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	(109,117,617)	(72,780,763)	(41,543,654)	2,085,785
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(334,130,907)	149,515,312	27,876,142	11,000,166

Net increase (decrease) in net assets resulting from operations	(399,216,852)	157,776,485	(10,530,124)	26,447,080

Distributions to shareholders:
Total retained earnings:
R5 ClassAB	(43,205,283)	(127,130,889)	(913,408)	-
Y ClassA	(24,303,477)	(70,121,553)	(5,529,636)	-
Investor Class	(5,738,579)	(20,019,511)	(5,612,764)	(12,373,617)
Advisor Class	(1,077,549)	(3,580,435)	-	-
A Class	(369,593)	(1,054,868)	-	-
C Class	(117,950)	(488,926)	-	-
R6 Class	(6,125,156)	(7,544,822)	-	-

Net distributions to shareholders	(80,937,587)	(229,941,004)	(12,055,808)	(12,373,617)

Capital share transactions (Note 11):
Proceeds from sales of shares	961,004,171	802,141,221	65,256,388	577,502,947
Reinvestment of dividends and distributions	76,255,966	217,857,545	9,872,145	11,224,453
Cost of shares redeemed	(1,375,328,666)	(971,911,716)	(318,581,846)	(1,040,964,339)

Net increase (decrease) in net assets from capital share transactions	(338,068,529)	48,087,050	(243,453,313)	(452,236,939)

Net (decrease) in net assets	(818,222,968)	(24,077,469)	(266,039,245)	(438,163,476)

Net assets:
Beginning of period	2,863,100,548	2,887,178,017	621,836,632	1,060,000,108

End of period	$2,044,877,580	$2,863,100,548	$355,797,387	$621,836,632

A Class commenced operations January 22, 2019 in the Tocqueville International Value Fund (Note 1).
B Formerly known as Institutional Class.

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2020, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

25

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

26

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedules:

International Equity Fund

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

Tocqueville International Value Fund

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the American Beacon International Equity Fund, and the Manager have entered into Investment Advisory Agreements with Causeway Capital Management LLC; Lazard Asset Management LLC; and American Century Investment Management, Inc. (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

27

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

The Trust, on behalf of the American Beacon Tocqueville International Value Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville Asset Management L.P. (“Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $1 billion	0.35%
Over $2 billion	0.325%

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2020 were as follows:

International Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$8,699,005
Sub-Advisor Fees	0.26%	6,396,045

Total	0.61%	$15,095,050

Tocqueville International Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,583,397
Sub-Advisor Fees	0.40%	1,796,650

Total	0.75%	$3,380,047

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2020, the Manager received securities lending fees of $52,945 and $6,062 for the securities lending activities of the International Equity Fund and Tocqueville International Value Fund, respectively.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

28

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Service Plans

The Investor, A and C Classes have each adopted a Service Plan (collectively, the “Plans”). The Plans authorize the payment to the Manager an annual fee up to 0.375% of the average daily net assets of the Investor Class, up to 0.25% of the average daily net assets of the A Class and up to 0.25% of the average daily net assets of the C Class. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class and Investor Class including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees will be payable monthly in arrears. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity	$1,033,618
Tocqueville International Value	245,127

As of October 31, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
International Equity	$97,324
Tocqueville International Value	12,526

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	International Equity	$55,081,499	$-	$-	$633,406	$55,081,499
U.S. Government Money Market Select Fund	Securities Lending	International Equity	5,030,543	-	-	N/A	5,030,543
U.S. Government Money Market Select Fund	Direct	Tocqueville International Value	11,592,030	-	-	70,410	11,592,030
U.S. Government Money Market Select Fund	Securities Lending	Tocqueville International Value	3,339,142	-	-	N/A	3,339,142

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2020, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
International Equity	$72,249	$8,683	$80,932
Tocqueville International Value	9,794	3,126	12,920

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2020, the Tocqueville International Value Fund borrowed on average $2,531,029 for 15 days at an average interest rate of 1.30% with interest charges of $1,343. These amounts are recorded as “Other expenses” in the Statements of Operations. During the year ended October 31, 2020, the International Equity Fund did not utilize the credit facility.

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the R6 Class of the International Equity Fund and the R5 and Y Classes of the Tocqueville International Value Fund to the extent that total operating expenses exceed the expense cap. During the year ended October 31, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	11/1/2019 - 2/28/2020	3/1/2020 - 10/31/2020	Reimbursed Expenses	(Recouped) Expenses
International Equity	R6	0.66%	0.69%	$91,407	$(48,680	)**	2022 - 2023
Tocqueville International Value	R5*	0.89%	0.89%	5,595	(10,088	)***	2022 - 2023
Tocqueville International Value	Y	0.99%	0.99%	82,705	(82,705)		2022 - 2023
Tocqueville International Value	Investor	1.25%	1.25%	-	-		2022 - 2023

*Formerly Institutional Class

** This amount represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

*** Of this amount, $8,968 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $48,631 and $77,133 were disclosed as a payable to the Manager on the Statements of Assets and Liabilities at October 31, 2020 for the International Equity Fund and Tocqueville International Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
International Equity	$494	$-	$2,507	2019 - 2020
International Equity	8,383	-	-	2020 - 2021
International Equity	39,803	3,462	-	2021 - 2022
Tocqueville International Value	8,968	-	-	2021 - 2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended October 31, 2020, RID collected $196 for International Equity Fund from the sale of Class A Shares. The Tocqueville International Value Fund does not offer Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2020, there were no CDSC fees collected for the Class A Shares of the International Equity Fund.

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

A CDSC of 1.00% will be deducted with respect to Class C of the International Equity Fund Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2020, CDSC fees of $61,418 were collected for the Class C Shares of International Equity Fund. The Tocqueville International Value Fund does not offer Class C Shares.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2020 are disclosed in the Notes to the Schedules of Investments.

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2020, the International Equity Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended October 31, 2020
Fund	Purchased Contracts	Sold Contracts
International Equity	$434,740	$-

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2020, the International Equity Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2020
International Equity	799

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

International Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(1,999,279)	$(1,999,279)

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$2,018,231	$2,018,231

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(4,852,380)	$(4,852,380)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

38

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2020.

International Equity Fund

Offsetting of Financial and Derivative Assets as of October 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$-	$1,999,279

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$1,999,279

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(1,999,279)

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,030,543	$-	$-	$-	$5,030,543

Total Borrowings	$5,030,543	$-	$-	$-	$5,030,543

Gross amount of recognized liabilities for securities lending transactions					$5,030,543

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Tocqueville International Value Fund

	Remaining Contractual Maturity of the Agreements As of October 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,339,142	$-	$-	$-	$3,339,142

Total Borrowings	$3,339,142	$-	$-	$-	$3,339,142

Gross amount of recognized liabilities for securities lending transactions					$3,339,142

39

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

40

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

41

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’

42

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change,

43

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, ETFs and business development companies (“BDCs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as

44

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income*
R5 Class**	$43,205,283	$34,537,408	$913,408	$-
Y Class	24,303,477	18,518,557	5,529,636	-
Investor Class	5,738,579	4,755,772	5,612,764	12,373,617
Advisor Class	1,077,549	791,389	-	-
A Class	369,593	242,775	-	-
C Class	117,950	73,960	-	-
R6 Class	6,125,156	2,075,537	-	-
Long-term capital gains
R5 Class	-	92,593,481	-	-
Y Class	-	51,602,996	-	-
Investor Class	-	15,263,739	-	-
Advisor Class	-	2,789,046	-	-
A Class	-	812,093	-	-
C Class	-	414,966	-	-
R6 Class	-	5,469,285	-	-

Total distributions paid	$80,937,587	$229,941,004	$12,055,808	$12,373,617

  *For tax purposes, short-term capital gains are considered ordinary income distributions.

**Formerly known as Institutional Class.

45

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

As of October 31, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity	$2,291,562,887	$162,104,119	$(423,224,320)	$(261,120,201)
Tocqueville International Value	311,079,452	51,272,559	(13,332,374)	37,940,185

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
International Equity	$(261,120,201)	$37,472,291	$-	$(151,997,702)	$1	$(375,645,611)
Tocqueville International Value	37,940,185	683,138	-	(44,888,087)	-	(6,264,764)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments as of October 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
International Equity	$269,201	$(269,201)
Tocqueville International Value	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2020, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
International Equity	$62,592,823	$89,404,879
Tocqueville International Value	6,777,051	38,111,036

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
International Equity	$1,830,393,352	$2,142,595,585
Tocqueville International Value	123,887,244	369,203,139

46

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	October 31, 2020 Shares/Fair Value
International Equity	Direct	$130,261,958	$1,481,004,429	1,556,184,888	$55,081,499
International Equity	Securities Lending	12,296,539	261,271,751	268,537,747	5,030,543
Tocqueville International Value	Direct	24,820,282	194,478,219	207,706,471	11,592,030
Tocqueville International Value	Securities Lending	9,185,400	66,262,863	72,109,121	3,339,142

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

47

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

As of October 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
International Equity	$11,928,357	$5,030,543	$3,746,480	$8,777,023
Tocqueville International Value	9,651,778	3,339,142	6,613,931	9,953,073

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2020, the Funds did not utilize this facility.

48

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	28,411,612	$413,054,584	24,359,431	$419,653,044
Reinvestment of dividends	2,205,748	40,475,468	7,634,480	120,930,168
Shares redeemed	(47,892,354)	(714,194,178)	(35,164,350)	(612,015,555)

Net (decrease) in shares outstanding	(17,274,994)	$(260,664,126)	(3,170,439)	$(71,432,343)

	Y Class
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	15,009,570	$226,696,600	8,988,272	$160,621,998
Reinvestment of dividends	1,184,510	22,683,362	3,927,273	64,839,285
Shares redeemed	(20,937,732)	(342,134,108)	(11,858,802)	(213,196,249)

Net increase (decrease) in shares outstanding	(4,743,652)	$(92,754,146)	1,056,743	$12,265,034

	Investor Class
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,943,992	$28,602,293	1,642,389	$28,386,833
Reinvestment of dividends	311,501	5,672,429	1,262,316	19,843,606
Shares redeemed	(8,253,006)	(123,295,754)	(4,080,763)	(69,925,950)

Net (decrease) in shares outstanding	(5,997,513)	$(89,021,032)	(1,176,058)	$(21,695,511)

	Advisor Class
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	662,934	$9,904,449	562,306	$9,859,157
Reinvestment of dividends	57,643	1,077,351	221,918	3,579,533
Shares redeemed	(2,124,838)	(34,005,957)	(849,750)	(15,010,142)

Net (decrease) in shares outstanding	(1,404,261)	$(23,024,157)	(65,526)	$(1,571,452)

	A Class
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	248,254	$3,772,133	285,160	$4,957,603
Reinvestment of dividends	20,020	364,173	65,896	1,035,879
Shares redeemed	(397,233)	(6,125,328)	(332,804)	(5,767,829)

Net increase (decrease) in shares outstanding	(128,959)	$(1,989,022)	18,252	$225,653

	C Class
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	45,274	$697,918	87,222	$1,451,278
Reinvestment of dividends	6,493	114,278	30,807	468,881
Shares redeemed	(165,810)	(2,343,389)	(130,112)	(2,138,130)

Net (decrease) in shares outstanding	(114,043)	$(1,531,193)	(12,083)	$(217,971)

49

American Beacon FundsSM

Notes to Financial Statements

October 31, 2020

	R6 Class
	Year Ended October 31,
	2020		2019
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	19,524,226	$278,276,194	9,972,905	$177,211,308
Reinvestment of dividends	319,483	5,868,905	451,747	7,160,193
Shares redeemed	(9,816,515)	(153,229,952)	(3,082,577)	(53,857,861)

Net (decrease) in shares outstanding	10,027,194	$130,915,147	7,342,075	$130,513,640

	R5 ClassA
	Year Ended October 31, 2020		January 22, 2019B to October 31, 2019
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	254,151	$3,799,313	2,912,811	$45,150,396
Reinvestment of dividends	56,556	910,567	–	–
Shares redeemed	(1,379,136)	(17,985,926)	(539,578)	(8,170,774)

Net increase (decrease) in shares outstanding	(1,068,429)	$(13,276,046)	2,373,233	$36,979,622

	Y Class
	Year Ended October 31, 2020		January 22, 2019B to October 31, 2019
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,542,137	$38,027,861	24,079,914	$375,416,084
Reinvestment of dividends	223,999	3,604,138	–	–
Shares redeemed	(8,650,732)	(124,089,686)	(9,416,423)	(141,613,817)

Net increase (decrease) in shares outstanding	(5,884,596)	$(82,457,687)	14,663,491	$233,802,267

	Investor Class
	Year Ended October 31,
	2020		2019
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,585,655	$23,429,214	10,601,835	$156,936,467
Reinvestment of dividends	331,320	5,357,440	783,284	11,224,453
Shares redeemed	(11,936,282)	(176,506,234)	(59,020,135)	(891,179,748)

Net (decrease) in shares outstanding	(10,019,307)	$(147,719,580)	(47,635,016)	$(723,018,828)

A Formerly known as Institutional Class.

B Commencement of operations.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

50

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassAB
	Year Ended October 31,
	2020C	2019	2018	2017	2016

Net asset value, beginning of period	$18.06	$18.71	$20.88	$17.41	$18.79

Income (loss) from investment operations:
Net investment income	0.36	0.55	0.44	0.39	0.29
Net gains (losses) on investments (both realized and unrealized)	(3.15)	0.34	(1.95)	3.51	(1.24)

Total income (loss) from investment operations	(2.79)	0.89	(1.51)	3.90	(0.95)

Less distributions:
Dividends from net investment income	(0.54)	(0.40)	(0.35)	(0.43)	(0.27)
Distributions from net realized gains	-	(1.14)	(0.31)	-	(0.16)

Total distributions	(0.54)	(1.54)	(0.66)	(0.43)	(0.43)

Net asset value, end of period	$14.73	$18.06	$18.71	$20.88	$17.41

Total returnD	(16.04)%	5.94%	(7.55)%	22.94%	(5.07)%

Ratios and supplemental data:
Net assets, end of period	$968,859,543	$1,499,867,401	$1,613,462,237	$1,644,165,106	$1,450,052,040
Ratios to average net assets:
Expenses, before reimbursements	0.72%	0.73%	0.73%	0.73%	0.69%
Expenses, net of reimbursements	0.72%	0.73%	0.73%	0.73%	0.69%
Net investment income, before expense reimbursements	1.83%	2.93%	2.17%	2.01%	2.22%
Net investment income, net of reimbursements	1.83%	2.93%	2.17%	2.01%	2.22%
Portfolio turnover rate	77%	36%	29%	32%	25%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
C

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$18.81	$19.42	$21.64	$18.03	$19.46

Income (loss) from investment operations:
Net investment income	0.36	0.54	0.46	0.38	0.41
Net gains (losses) on investments (both realized and unrealized)	(3.28)	0.37	(2.04)	3.65	(1.40)

Total income (loss) from investment operations	(2.92)	0.91	(1.58)	4.03	(0.99)

Less distributions:
Dividends from net investment income	(0.53)	(0.38)	(0.33)	(0.42)	(0.28)
Distributions from net realized gains	-	(1.14)	(0.31)	-	(0.16)

Total distributions	(0.53)	(1.52)	(0.64)	(0.42)	(0.44)

Net asset value, end of period	$15.36	$18.81	$19.42	$21.64	$18.03

Total returnB	(16.09)%	5.83%	(7.58)%	22.84%	(5.14)%

Ratios and supplemental data:
Net assets, end of period	$659,159,857	$896,442,437	$904,847,058	$1,029,629,647	$820,596,038
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.80%	0.80%	0.80%	0.77%
Expenses, net of reimbursements	0.80%	0.80%	0.80%	0.80%	0.77%
Net investment income, before expense reimbursements	1.77%	2.87%	2.10%	1.95%	2.43%
Net investment income, net of reimbursements	1.77%	2.87%	2.10%	1.95%	2.43%
Portfolio turnover rate	77%	36%	29%	32%	25%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$17.87	$18.52	$20.67	$17.24	$18.60

Income (loss) from investment operations:
Net investment income	0.40	0.49	0.41	0.35	0.34
Net gains (losses) on investments (both realized and unrealized)	(3.22)	0.33	(1.97)	3.45	(1.33)

Total income (loss) from investment operations	(2.82)	0.82	(1.56)	3.80	(0.99)

Less distributions:
Dividends from net investment income	(0.48)	(0.33)	(0.28)	(0.37)	(0.21)
Distributions from net realized gains	-	(1.14)	(0.31)	-	(0.16)

Total distributions	(0.48)	(1.47)	(0.59)	(0.37)	(0.37)

Net asset value, end of period	$14.57	$17.87	$18.52	$20.67	$17.24

Total returnB	(16.33)%	5.55%	(7.86)%	22.50%	(5.38)%

Ratios and supplemental data:
Net assets, end of period	$92,817,287	$221,043,036	$250,804,403	$316,589,769	$334,895,337
Ratios to average net assets:
Expenses, before reimbursements	1.07%	1.05%	1.06%	1.07%	1.06%
Expenses, net of reimbursements	1.07%	1.05%	1.06%	1.07%	1.06%
Net investment income, before expense reimbursements	1.35%	2.59%	1.83%	1.69%	1.95%
Net investment income, net of reimbursements	1.35%	2.59%	1.83%	1.69%	1.95%
Portfolio turnover rate	77%	36%	29%	32%	25%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2020B	2019	2018	2017	2016

Net asset value, beginning of period	$18.31	$18.93	$21.15	$17.62	$19.01

Income (loss) from investment operations:
Net investment income	0.37	0.43	0.36	0.23	0.35
Net gains (losses) on investments (both realized and unrealized)	(3.29)	0.39	(1.99)	3.64	(1.37)

Total income (loss) from investment operations	(2.92)	0.82	(1.63)	3.87	(1.02)

Less distributions:
Dividends from net investment income	(0.45)	(0.30)	(0.28)	(0.34)	(0.21)
Distributions from net realized gains	-	(1.14)	(0.31)	-	(0.16)

Total distributions	(0.45)	(1.44)	(0.59)	(0.34)	(0.37)

Net asset value, end of period	$14.94	$18.31	$18.93	$21.15	$17.62

Total returnC	(16.43)%	5.38%	(7.99)%	22.38%	(5.40)%

Ratios and supplemental data:
Net assets, end of period	$16,387,094	$45,797,068	$48,571,916	$55,715,606	$23,692,313
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%	1.20%	1.20%	1.19%
Expenses, net of reimbursements	1.20%	1.20%	1.20%	1.20%	1.19%
Net investment income, before expense reimbursements	1.34%	2.40%	1.70%	1.51%	1.87%
Net investment income, net of reimbursements	1.34%	2.40%	1.70%	1.51%	1.87%
Portfolio turnover rate	77%	36%	29%	32%	25%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$17.85	$18.50	$20.63	$17.23	$18.59

Income (loss) from investment operations:
Net investment income	0.21	0.45	0.38	0.30	0.32
Net gains (losses) on investments (both realized and unrealized)	(3.04)	0.36	(1.95)	3.48	(1.30)

Total income (loss) from investment operations	(2.83)	0.81	(1.57)	3.78	(0.98)

Less distributions:
Dividends from net investment income	(0.47)	(0.32)	(0.25)	(0.38)	(0.22)
Distributions from net realized gains	-	(1.14)	(0.31)	-	(0.16)

Total distributions	(0.47)	(1.46)	(0.56)	(0.38)	(0.38)

Net asset value, end of period	$14.55	$17.85	$18.50	$20.63	$17.23

Total returnB	(16.37)%	5.46%	(7.89)%	22.43%	(5.34)%

Ratios and supplemental data:
Net assets, end of period	$9,512,972	$13,973,709	$14,141,551	$17,829,657	$18,673,142
Ratios to average net assets:
Expenses, before reimbursements	1.13%	1.15%	1.08%	1.12%	1.07%
Expenses, net of reimbursements	1.13%	1.15%	1.08%	1.12%	1.07%
Net investment income, before expense reimbursements	1.35%	2.50%	1.80%	1.65%	1.94%
Net investment income, net of reimbursements	1.35%	2.50%	1.80%	1.65%	1.94%
Portfolio turnover rate	77%	36%	29%	32%	25%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2020A	2019	2018	2017	2016

Net asset value, beginning of period	$17.18	$17.84	$19.93	$16.73	$18.09

Income (loss) from investment operations:
Net investment income	0.01	0.29	0.22	0.17	0.18
Net gains (losses) on investments (both realized and unrealized)	(2.86)	0.37	(1.87)	3.36	(1.28)

Total income (loss) from investment operations	(2.85)	0.66	(1.65)	3.53	(1.10)

Less distributions:
Dividends from net investment income	(0.34)	(0.18)	(0.13)	(0.33)	(0.10)
Distributions from net realized gains	-	(1.14)	(0.31)	-	(0.16)

Total distributions	(0.34)	(1.32)	(0.44)	(0.33)	(0.26)

Net asset value, end of period	$13.99	$17.18	$17.84	$19.93	$16.73

Total returnB	(16.98)%	4.69%	(8.52)%	21.50%	(6.12)%

Ratios and supplemental data:
Net assets, end of period	$3,431,934	$6,174,460	$6,625,329	$7,622,425	$2,945,246
Ratios to average net assets:
Expenses, before reimbursements	1.86%	1.87%	1.81%	1.88%	1.85%
Expenses, net of reimbursements	1.86%	1.87%	1.81%	1.88%	1.85%
Net investment income, before expense reimbursements	0.61%	1.73%	1.08%	0.96%	1.12%
Net investment income, net of reimbursements	0.61%	1.73%	1.08%	0.96%	1.12%
Portfolio turnover rate	77%	36%	29%	32%	25%

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,			February 28, 2017B to October 31, 2017

	2020A	2019	2018

Net asset value, beginning of period	$18.08	$18.73	$20.89	$17.80

Income (loss) from investment operations:
Net investment income	0.39	0.51	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	(3.16)	0.39	(1.88)	3.01

Total income (loss) from investment operations	(2.77)	0.90	(1.49)	3.09

Less distributions:
Dividends from net investment income	(0.55)	(0.41)	(0.36)	-
Distributions from net realized gains	-	(1.14)	(0.31)	-

Total distributions	(0.55)	(1.55)	(0.67)	-

Net asset value, end of period	$14.76	$18.08	$18.73	$20.89

Total returnC	(15.93)%	5.98%	(7.47)%	17.36	%D

Ratios and supplemental data:
Net assets, end of period	$294,708,893	$179,802,437	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.72%	0.70%	0.70%	0.89	%E
Expenses, net of reimbursements	0.69%	0.66%	0.66%	0.66	%E
Net investment income, before expense reimbursements	1.88%	3.09%	2.11%	1.63	%E
Net investment income, net of reimbursements	1.91%	3.13%	2.15%	1.85	%E
Portfolio turnover rate	77%	36%	29%	32	%F

A

On January 29, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On January 30, 2020, American Century Investment Management, Inc. began managing assets of the Fund.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

57

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31, 2020	January 22, 2019B to October 31, 2019

Net asset value, beginning of period	$15.65	$14.78

Income from investment operations:
Net investment income	0.03	0.21
Net gains on investments (both realized and unrealized)	0.29	0.66

Total income from investment operations	0.32	0.87

Less distributions:
Dividends from net investment income	(0.39)	-

Total distributions	(0.39)	-

Net asset value, end of period	$15.58	$15.65

Total returnC	1.94%	5.89	%D

Ratios and supplemental data:
Net assets, end of period	$20,327,704	$37,138,368
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%	0.93	%E
Expenses, net of reimbursements or recoupments	0.89%	0.89	%E
Net investment income, before expense reimbursements or recoupments	0.84%	2.18	%E
Net investment income, net of reimbursements or recoupments	0.86%	2.22	%E
Portfolio turnover rate	28%	35	%F

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover is for the period ended herein.

See accompanying notes

58

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31, 2020	January 22, 2019A to October 31, 2019

Net asset value, beginning of period	$15.64	$14.78

Income from investment operations:
Net investment income	0.05	0.23
Net gains on investments (both realized and unrealized)	0.25	0.63

Total income from investment operations	0.30	0.86

Less distributions:
Dividends from net investment income	(0.38)	-

Total distributions	(0.38)	-

Net asset value, end of period	$15.56	$15.64

Total returnB	1.84%	5.82	%C

Ratios and supplemental data:
Net assets, end of period	$136,563,697	$229,275,205
Ratios to average net assets:
Expenses, before reimbursements	0.99%	0.98	%D
Expenses, net of reimbursements	0.99%	0.98	%D
Net investment income, before expense reimbursements	0.78%	2.10	%D
Net investment income, net of reimbursements	0.78%	2.10	%D
Portfolio turnover rate	28%	35	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

See accompanying notes

59

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2020	2019	2018		2017		2016

Net asset value, beginning of period	$15.61	$15.06	$17.58		$14.44		$14.59

Income (loss) from investment operations:
Net investment income	0.25	0.40	0.24	A	0.14	A	0.14	A
Net gains (losses) on investments (both realized and unrealized)	0.01	0.34	(2.53)		3.23		0.14

Total income (loss) from investment operations	0.26	0.74	(2.29)		3.37		0.28

Less distributions:
Dividends from net investment income	(0.27)	(0.19)	(0.17)		(0.15)		(0.25)
Distributions from net realized gains	-	-	(0.06)		(0.08)		(0.18)

Total distributions	(0.27)	(0.19)	(0.23)		(0.23)		(0.43)

Net asset value, end of period	$15.60	$15.61	$15.06		$17.58		$14.44

Total returnB	1.63%	5.03%	(13.20)%		23.70%		2.00%

Ratios and supplemental data:
Net assets, end of period	$198,905,986	$355,423,059	$1,060,000,108		$1,120,993,795		$525,808,058
Ratios to average net assets:
Expenses, before reimbursements	1.18%	1.29%	1.48%		1.53%		1.58%
Expenses, net of reimbursements	1.18%	1.18%	1.25%		1.25%		1.25%
Net investment income, before expense reimbursements	0.63%	1.42%	1.09%		0.73%		0.90%
Net investment income, net of reimbursements	0.63%	1.53%	1.32%		1.01%		1.23%
Portfolio turnover rate	28%	35%	25%		22%		26%

A	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

60

American Beacon FundsSM

Federal Tax Information

October 31, 2020 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

International Equity	N/A
Tocqueville International Value	3.11%

Qualified Dividend Income:

International Equity	100.00%
Tocqueville International Value	100.00%

Long-Term Capital Gain Distributions:

International Equity	$-
Tocqueville International Value	-

Short-Term Capital Gain Distributions:

International Equity	$-
Tocqueville International Value	-

Foreign tax credit:

International Equity	$7,064,688
Tocqueville International Value	1,101,088

The foreign tax credits for International Equity and Tocqueville International Value are based on foreign source income of $69,549,436 and $9,006,229, respectively for the year ended October 31, 2020.

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

61

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon International Equity Fund (“International Equity Fund”) and the American Beacon Tocqueville International Value Fund (“Tocqueville Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the International Equity Fund, and each of Causeway Capital Management LLC (“Causeway”) and Lazard Asset Management LLC (“Lazard”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Tocqueville Fund and Tocqueville Asset Management LP (“Tocqueville”).

Causeway, Lazard and Tocqueville are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board

62

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisors for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each subadvisor; the adequacy of the resources committed to the Funds by each subadvisor; the financial stability of each subadvisor; and representations made by each subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the relevant Fund relative to the performance of a composite of comparable investment accounts managed by the subadvisor and the relevant Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A summary of the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the

63

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager generally is favorable compared to the fee rates that each subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A summary of the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for each Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered the Manager’s representation that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

64

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual firms is calculated by the Manager using information provided by the Funds’ custodian. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of fee waivers and/or expense limitations maintained by the Manager, where applicable, and the Manager’s agreement to continue the fee waivers and/or expense limitations.

Additional Considerations and Conclusions with Respect to the International Equity Fund

In considering the renewal of the Management Agreement for the International Equity Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway and Lazard, the Board considered that the diversification of investment strategies facilitated by the International Equity Fund’s multi-manager structure permits the International Equity Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2019)

Causeway	5 Years	2nd Quintile
Lazard	5 Years	1st Quintile

65

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that, given the International Equity Fund’s value focus, the Morningstar Foreign Large Value category provides a more appropriate peer group comparison than the Broadridge performance universe, which utilizes the Lipper Foreign Large Core category; (2) the International Equity Fund’s more limited exposure to emerging market countries than the funds in its Broadridge performance universe and Morningstar category, and that, accordingly, the Manager expects the International Equity Fund to underperform those peer groups when emerging markets outperform developed markets; (3) that, upon the Manager’s recommendation, the Board previously had approved (a) the termination of a subadvisor, and (b) an Investment Advisory Agreement pursuant to which a replacement subadvisor began managing an allocation of the International Equity Fund during the first calendar quarter of 2020; (4) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the International Equity Fund; and (5) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the International Equity Fund.

Additional Considerations and Conclusions with Respect to the Tocqueville Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Tocqueville for the Tocqueville Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) Tocqueville’s representation that no other clients for which the subadvisor provides comparable services receive a lower fee; (2) the Tocqueville Fund acquired all of the assets of The Tocqueville International Value Fund (“Acquired Fund”), on January 18, 2019, and that the Tocqueville Fund’s performance prior to that date is that of the Acquired Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period since the Tocqueville Fund was acquired.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Tocqueville Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Tocqueville Fund.

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

69

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

70

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

71

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner is expected to retire from the Board.

72

American Beacon FundsSM

Privacy Policy

October 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/20

American Beacon® FUNDS

2020 ANNUAL REPORT

October 31, 2020

GARCIA HAMILTON QUALITY BOND FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.

Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2020 (Unaudited)

During the 12 months ended October 31, 2020, the Federal Reserve (the “Fed”) once again lowered interest rates to near zero in response to an economic crisis. The first experiment with extremely low rates occurred during the Financial Crisis of 2008 when the Banking sector froze. This time, the coronavirus pandemic led to a nationwide economic freeze. As the virus overwhelmed the U.S. in early 2020, the Fed lowered rates to a range of 0.00% to 0.25%, and the Fed and the U.S. government unleashed trillions of dollars of stimulus to blunt the shock from the economic shutdown.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 6.19% during the period as the yield on the index declined from 2.2% to 1.2%. The 10-year Treasury yield declined from nearly 2% down to 0.8% and traded at a record low of 0.3% during the trough of the crisis. As recently as February 2020, the S&P 500 Index closed at an all-time high; however, by the end of March 2020, it was down 20% year to date and had officially entered bear-market territory.

March was a record month for all the wrong reasons. The CBOE Volatility Index registered the highest reading since 2009. Oil markets had their worst month since oil futures started trading in 1983, as the West Texas Intermediate (“WTI”) crude oil benchmark fell 55%. At one point, the WTI futures contract traded with a negative price as participants struggled to find limited storage capacity. Investment-grade corporate bonds declined 7.5%, their worst monthly performance in history.

The Fed’s trillions in stimulus dwarfed all previous policy accommodations. The huge wave of money led to a rapid turnaround of investor sentiment and a rebound in nearly all markets. Congress also did its part by expanding unemployment benefits and providing financing to cash-starved companies, among other programs.

Given the unprecedented response, the markets made a roaring comeback in the second quarter of 2020 with investment-grade returns of 9.3% and the S&P 500 Index up more than 20%. Countries around the world gradually began to reopen their economies – and the corporate bond market surged with immense volume, allowing issuers to raise large amounts of liquidity. Despite investors’ initial concern about the impact of the virus, the sheer volume of money injected into the system brought the markets back to life. Unfortunately, not all companies could be saved. By period end, a rising number of distressed credits and corporate defaults overtook the worst-affected sectors.

During the period under review, the U.S. Treasuries sector returned 6.95%, agency-backed mortgages returned 3.95% and investment-grade corporate bonds returned 7.05%, according to the Bloomberg Barclays U.S. Aggregate Bond Index.

The period ended on a positive note near the eve of the U.S. presidential election and with widespread optimism that breakthroughs in vaccine development were on the verge of being announced.

2

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2020 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned 3.54% for the twelve months ended October 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) returned 6.19% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 4/4/16 through 10/31/20

Total Returns for the Period ended October 31, 2020

	Ticker	1 Year	3 Year	Since Inception 04/04/2016	Value of $10,000 04/04/2016- 10/31/2020
R5 Class** (1,4)	GHQIX	3.93%	3.27%	2.41%	$11,152
Y Class (1,4)	GHQYX	3.83%	3.20%	2.31%	$11,102
Investor Class (1,4)	GHQPX	3.54%	2.88%	2.03%	$10,962
R6 Class (1,3,4)	GHQRX	3.97%	3.26%	2.41%	$11,150

Bloomberg Barclays U.S. Aggregate Bond Index (2)		6.19%	5.06%	3.91%	$11,919

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2020 (Unaudited)

3.

Fund performance for the three-year and since inception periods represent the returns achieved by the R5 Class from 4/4/16 through 2/28/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 4/4/16.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor and R6 Class shares were 0.67%, 0.74%, 1.05% and 0.67%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s short duration was the primary reason for its underperformance relative to the Index during the period. The Fund held an average duration of approximately 2.7 years as compared to nearly 6.0 years for the Index. While the U.S. economy saw tepid improvement in late-2019 and early-2020 and the potential for rising rates, the sudden onset of the coronavirus and economic shutdown sent yields to record lows across the bond market. The Fed cut the Fed Funds rate to 0%, the 10-year U.S. Treasury yield declined from nearly 2.0% down to 0.8%, and the Bloomberg Barclays U.S. Corporate Index yield declined from 3% to 2%.

However, the significant disruption in the corporate bond market provided an attractive investment opportunity for the Fund. Credit spreads widened materially during the market fallout, and the Fund liquidated nearly all its holdings in U.S. treasuries and agencies and reallocated into high-quality corporate bonds and agency-backed mortgages. Both the new-issue and secondary markets offered generous yields to investors as issuers struggled to improve their liquidity positions. In addition, the Fund invested in longer-maturity securities to lock in the higher yields for a longer period of time. While this reallocation helped the Fund to outperform the Index by approximately 1% from April 2020 through period end on October 31, 2020, it was not enough to offset underperformance from earlier in the period.

The Fed and U.S. Government’s unprecedented stimulus response allowed the markets to recover rapidly. Credit spreads narrowed as quickly as they had widened as nearly all sectors improved. Only the sectors directly impacted by extended business closures failed to recover. Assuming progress with vaccine development continues, and the economy begins to fully re-open in 2021, the Fund should be well positioned for a rise in interest rates and an improvement in corporate earnings.

Overall, the Fund continues to emphasize high-quality, active fixed-income investing and seeks to perform well in volatile markets while serving an important role in asset allocation.

Top Ten Holdings (% Net Assets)
Federal Agricultural Mortgage Corp., 0.115%, Due 1/25/2022, (3-mo. USD LIBOR - 0.100%)		8.1
Federal Home Loan Banks, 0.131%, Due 11/3/2021, (3-mo. USD LIBOR - 0.120%)		7.1
Federal National Mortgage Association, 4.500%, Due 6/1/2039		6.8
U.S. Treasury Notes/Bonds, 0.215%, Due 1/31/2021, (3-mo. Treasury money market yield + 0.115%)		5.7
Citigroup, Inc., 3.980%, Due 3/20/2030, (3-mo. USD LIBOR + 1.338%)		4.8
Goldman Sachs Group, Inc., 4.223%, Due 5/1/2029, (3-mo. USD LIBOR + 1.301%)		4.8
Wells Fargo & Co., 4.478%, Due 4/4/2031, (3-mo. USD LIBOR + 3.770%)		4.8
Federal Home Loan Mortgage Corp., 4.000%, Due 12/1/2034		4.4
Morgan Stanley, 3.622%, Due 4/1/2031, (SOFR + 3.120%)		4.3
Bank of America Corp., 3.974%, Due 2/7/2030, (3-mo. USD LIBOR + 1.210%)		4.1

Total Fund Holdings	33

Sector Allocation (% Investments)
Financial		32.2
U.S. Government Agency Obligations		23.4
U.S. Agency Mortgage-Backed Obligations		16.1
U.S. Treasury Obligations		7.3
Industrial		7.2
Communications		6.9
Technology		4.7
Utilities		2.2

4

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2020 (Unaudited)

American Beacon Garcia Hamilton Quality Bond Fund

	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020-10/31/2020*
R5 Class**
Actual	$1,000.00	$1,023.80	$2.29
Hypothetical***	$1,000.00	$1,022.87	$2.29
Y Class
Actual	$1,000.00	$1,023.30	$2.80
Hypothetical***	$1,000.00	$1,022.37	$2.80
Investor Class
Actual	$1,000.00	$1,022.90	$4.22
Hypothetical***	$1,000.00	$1,020.96	$4.22
R6 Class
Actual	$1,000.00	$1,024.00	$2.09
Hypothetical***	$1,000.00	$1,023.08	$2.08

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.55%, 0.83%, and 0.41% for the R5, Y, Investor, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

6

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Garcia Hamilton Quality Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended October 31, 2020 and the period from April 4, 2016 (commencement of operations) to October 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period ended October 31, 2020 and the period from April 4, 2016 (commencement of operations) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2020

7

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 52.92%

Communications - 6.92%

Media - 6.92%
Comcast Corp.,
0.867%, Due 4/15/2024, (3-mo. USD LIBOR + 0.630%)A	$4,102,000	$4,146,454
2.650%, Due 2/1/2030	6,885,000	7,423,954
Walt Disney Co., 3.800%, Due 3/22/2030	9,850,000	11,551,752

		23,122,160

Total Communications		23,122,160

Financial - 32.02%

Banks - 24.64%
Bank of America Corp., 3.974%, Due 2/7/2030, (3-mo. USD LIBOR + 1.210%)A	11,853,000	13,681,091
Citigroup, Inc., 3.980%, Due 3/20/2030, (3-mo. USD LIBOR + 1.338%)A	14,020,000	16,082,703
Goldman Sachs Group, Inc., 4.223%, Due 5/1/2029, (3-mo. USD LIBOR + 1.301%)A	13,780,000	16,079,525
JPMorgan Chase & Co., 2.739%, Due 10/15/2030, (SOFR + 1.510%)A	5,715,000	6,114,676
Morgan Stanley, 3.622%, Due 4/1/2031, (SOFR + 3.120%)A	12,605,000	14,427,846
Wells Fargo & Co., 4.478%, Due 4/4/2031, (3-mo. USD LIBOR + 3.770%)A	13,265,000	15,912,368

		82,298,209

Diversified Financial Services - 4.87%
American Express Co., 0.824%, Due 8/1/2022, (3-mo. USD LIBOR + 0.610%)A	12,120,000	12,198,388
American Express Credit Corp., 0.951%, Due 3/3/2022, (3-mo. USD LIBOR + 0.700%)A	4,029,000	4,054,848

		16,253,236

Insurance - 2.51%
MetLife, Inc., 4.550%, Due 3/23/2030	6,765,000	8,402,360

Total Financial		106,953,805

Industrial - 7.16%

Machinery - Construction & Mining - 0.48%
Caterpillar Financial Services Corp., 0.790%, Due 5/15/2023, (3-mo. USD LIBOR + 0.510%)A	1,600,000	1,612,372

Machinery - Diversified - 4.91%
John Deere Capital Corp.,
0.728%, Due 9/8/2022, (3-mo. USD LIBOR + 0.480%)A	10,285,000	10,339,634
0.798%, Due 6/7/2023, (3-mo. USD LIBOR + 0.550%)A	6,000,000	6,050,742

		16,390,376

Transportation - 1.77%
United Parcel Service, Inc., 0.675%, Due 4/1/2023, (3-mo. USD LIBOR + 0.450%)A	5,860,000	5,897,938

Total Industrial		23,900,686

Technology - 4.64%

Computers - 1.04%
International Business Machines Corp., 3.500%, Due 5/15/2029	3,045,000	3,481,062

Semiconductors - 0.60%
QUALCOMM, Inc., 0.944%, Due 1/30/2023, (3-mo. USD LIBOR + 0.730%)A	1,980,000	1,999,465

Software - 3.00%
Oracle Corp., 2.950%, Due 4/1/2030	9,085,000	10,001,761

Total Technology		15,482,288

See accompanying notes

8

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 52.92% (continued)

Utilities - 2.18%

Electric - 2.18%
Duke Energy Progress LLC, 0.433%, Due 2/18/2022, Series A, (3-mo. USD LIBOR + 0.180%)A	$7,270,000	$7,271,321

Total Corporate Obligations (Cost $174,112,842)		176,730,260

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 16.04%
Federal Home Loan Mortgage Corp.,
4.000%, Due 12/1/2034	13,897,085	14,763,154
4.500%, Due 12/1/2034	1,791,255	1,974,546
4.000%, Due 8/1/2038	3,823,068	4,109,273
Federal National Mortgage Association,
5.500%, Due 1/1/2024B	713,588	746,218
4.500%, Due 6/1/2039B	20,949,698	22,862,489
4.000%, Due 9/1/2039	8,488,739	9,111,557

Total U.S. Agency Mortgage-Backed Obligations (Cost $52,327,426)		53,567,237

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.30%
Federal Agricultural Mortgage Corp.,
0.124%, Due 8/13/2021, (3-mo. USD LIBOR - 0.130%)A	10,870,000	10,860,501
0.115%, Due 1/25/2022, (3-mo. USD LIBOR - 0.100%)A	26,980,000	26,955,601
0.170%, Due 2/18/2022, (3-mo. USD LIBOR - 0.100%)A	10,435,000	10,432,301
Federal Farm Credit Banks Funding Corp., 0.117%, Due 10/27/2021, (3-mo. USD LIBOR - 0.100%)A	5,865,000	5,863,505
Federal Home Loan Banks, 0.131%, Due 11/3/2021, (3-mo. USD LIBOR - 0.120%)A	23,710,000	23,698,749

Total U.S. Government Agency Obligations (Cost $77,861,185)		77,810,657

U.S. TREASURY OBLIGATIONS - 7.27%
U.S. Treasury Notes/Bonds,
0.215%, Due 1/31/2021, (3-mo. Treasury money market yield + 0.115%)A	19,150,000	19,154,384
0.214%, Due 4/30/2022, (3-mo. Treasury money market yield + 0.114%)A	5,120,000	5,125,364

Total U.S. Treasury Obligations (Cost $24,282,123)		24,279,748

TOTAL INVESTMENTS - 99.53% (Cost $328,583,576)		332,387,902
OTHER ASSETS, NET OF LIABILITIES - 0.47%		1,573,681

TOTAL NET ASSETS - 100.00%		$333,961,583

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2020.

B Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2020, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$176,730,260	$-	$176,730,260
U.S. Agency Mortgage-Backed Obligations	-	53,567,237	-	53,567,237
U.S. Government Agency Obligations	-	77,810,657	-	77,810,657
U.S. Treasury Obligations	-	24,279,748	-	24,279,748

Total Investments in Securities - Assets	$-	$332,387,902	$-	$332,387,902

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†	$332,387,902
Cash	551,513
Interest receivable	1,019,494
Receivable for fund shares sold	239,328
Receivable for expense reimbursement (Note 2)	61,542
Prepaid expenses	21,080

Total assets	334,280,859

Liabilities:
Payable for fund shares redeemed	20,718
Dividends payable	52,003
Management and sub-advisory fees payable (Note 2)	154,920
Service fees payable (Note 2)	118
Transfer agent fees payable (Note 2)	10,422
Custody and fund accounting fees payable	12,998
Professional fees payable	54,520
Trustee fees payable (Note 2)	3,292
Payable for prospectus and shareholder reports	9,028
Other liabilities	1,257

Total liabilities	319,276

Net assets	$333,961,583

Analysis of net assets:
Paid-in-capital	$324,341,377
Total distributable earnings (deficits)A	9,620,206

Net assets	$333,961,583

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	16,823,965

Y Class	1,843,303

Investor Class	35,606

R6 Class	13,827,514

Net assets:
R5 ClassB	$172,774,140

Y Class	$18,928,869

Investor Class	$365,190

R6 Class	$141,893,384

Net asset value, offering and redemption price per share:
R5 ClassB	$10.27

Y Class	$10.27

Investor Class	$10.26

R6 Class	$10.26

† Cost of investments in unaffiliated securities	$328,583,576

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

11

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the year ended October 31, 2020

Garcia Hamilton Quality Bond Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$80,216
Interest income	6,707,879

Total investment income	6,788,095

Expenses:
Management and sub-advisory fees (Note 2)	2,069,816
Transfer agent fees:
R5 Class (Note 2)A	91,164
Y Class (Note 2)	18,772
Investor Class	1,414
R6 Class	4,903
Custody and fund accounting fees	72,945
Professional fees	77,260
Registration fees and expenses	63,895
Service fees (Note 2):
Investor Class	22,007
Prospectus and shareholder report expenses	28,862
Trustee fees (Note 2)	33,830
Loan expense (Note 8)	2,783
Other expenses	40,866

Total expenses	2,528,517

Net fees waived and expenses (reimbursed) (Note 2)	(855,336)

Net expenses	1,673,181

Net investment income	5,114,914

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	10,350,030
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(2,386,916)

Net gain from investments	7,963,114

Net increase in net assets resulting from operations	$13,078,028

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$5,114,914	$8,266,222
Net realized gain from investments in unaffiliated securities	10,350,030	429,672
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	(2,386,916)	7,820,345

Net increase in net assets resulting from operations	13,078,028	16,516,239

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(3,807,202)	(7,259,770)
Y Class	(287,618)	(437,870)
Investor Class	(72,178)	(280,134)
R6 ClassB	(2,328,652)	(480,168)

Net distributions to shareholders	(6,495,650)	(8,457,942)

Capital share transactions (Note 9):
Proceeds from sales of shares	151,802,968	295,256,390
Reinvestment of dividends and distributions	5,321,824	6,819,084
Cost of shares redeemed	(309,368,514)	(80,111,918)

Net increase (decrease) in net assets from capital share transactions	(152,243,722)	221,963,556

Net increase (decrease) in net assets	(145,661,344)	230,021,853

Net assets:
Beginning of period	479,622,927	249,601,074

End of period	$333,961,583	$479,622,927

A Formerly known as Institutional Class.
B Class commenced operations February 28, 2019.

See accompanying notes

13

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2020, the Trust consists of twenty-seven active series, one of which is presented in this filing: American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

14

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2020

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that they will pay any distributions in any particular year. Dividends to shareholders are determined in accordance with federal income tax regulation, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earning and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

15

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2020

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $1 billion	0.20%
Over $1 billion	0.15%

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,316,398
Sub-Advisor Fees	0.20%	753,418

Total	0.55%	$2,069,816

Distribution Plans

The Fund has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and/or the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares from these fees.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts

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were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended October 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$101,138

As of October 31, 2020, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, included in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$6,915

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund listed below held the following shares with an October 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Garcia Hamilton Quality Bond	$-	$-	$-	$80,216	$-

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2020, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Garcia Hamilton Quality Bond	$11,039

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2020, the Fund did not utilize the credit facility.

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October 31, 2020

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	11/1/2019 - 10/31/2020	Reimbursed Expenses	(Recouped) Expenses
Garcia Hamilton Quality Bond	R5*	0.45%	$494,961	$-		2022-2023
Garcia Hamilton Quality Bond	Y	0.55%	34,223	-		2022-2023
Garcia Hamilton Quality Bond	Investor	0.83%	16,350	(1,545	)**	2022-2023
Garcia Hamilton Quality Bond	R6	0.41%	309,802	-		2022-2023

*	Formerly Institutional Class
**	These amount represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statement of Operations.

Of these amounts, $61,542 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Garcia Hamilton Quality Bond	$1,545	$-	$333,237	2019-2020
Garcia Hamilton Quality Bond	-	410,947	-	2020-2021
Garcia Hamilton Quality Bond	-	745,393	-	2021-2022

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

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October 31, 2020

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use

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October 31, 2020

broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These

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October 31, 2020

foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately

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October 31, 2020

Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate (“LIBOR”) or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. As of the date of this Annual Report, interest rates are historically low. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. The prices of fixed income securities and derivatives are also affected by their maturities. Fixed-income securities and derivatives with longer maturities generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decline in value. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

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October 31, 2020

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new SOFR, which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and

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Notes to Financial Statements

October 31, 2020

financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.

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October 31, 2020

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

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October 31, 2020

To the extent the Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ending October 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

26

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2020

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income*
R5 Class**	$3,807,202	$7,259,770
Y Class	287,618	437,870
Investor Class	72,178	280,134
R6 Class	2,328,652	480,168

Total distributions paid	$6,495,650	$8,457,942

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Formerly known as Institutional Class.

As of October 31, 2020 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$329,130,189	$3,551,589	$(293,875)	$3,257,714

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains		Accumulated Capital and Other (Losses)		Other Temporary Differences		Distributable Earnings
Garcia Hamilton Quality Bond	$3,257,714	$	1,973,044	$	4,441,452	$	–	$	52,004	$	9,620,206

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, book amortization of premiums, and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund had no permanent differences as of October 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2020 the Fund did not have any capital loss carryforwards. The Fund utilized $1,724,644 short-term and $1,129,443 long-term capital loss carryforwards.

27

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2020

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Garcia Hamilton Quality Bond	$290,214,378	$153,552,107	$415,114,332	$171,629,293

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2020 were as follows:

Fund	Type of Transaction	October 31, 2019 Shares/Fair Value	Purchases	Sales	October 31, 2020 Shares/Fair Value
Garcia Hamilton Quality Bond	Direct	$3,627,253	$342,669,930	$346,297,183	$–

8.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2020, the Fund did not utilize this facility.

28

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2020

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 ClassA
	Year Ended October 31,
	2020		2019
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares		Amount
Shares sold	10,920,910	$110,830,535	13,533,670		$134,010,760
Reinvestment of dividends	260,888	2,639,245	565,317		5,624,443
Shares redeemed	(25,867,704)	(260,818,722)	(6,579,506)		(65,522,190)

Net increase (decrease) in shares outstanding	(14,685,906)	$(147,348,942)	7,519,481		$74,113,013

	Y Class
	Year Ended October 31,
	2020		2019
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares		Amount
Shares sold	1,687,321	$16,967,230	2,565,196		$25,317,668
Reinvestment of dividends	27,949	283,161	43,701		435,013
Shares redeemed	(1,656,596)	(16,761,196)	(1,200,900)		(12,027,942)

Net increase in shares outstanding	58,674	$489,195	1,407,997		$13,724,739

	Investor Class
	Year Ended October 31,
	2020		2019
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares		Amount
Shares sold	83,368	$837,398	573,641		$5,677,383
Reinvestment of dividends	7,035	70,766	28,161		280,122
Shares redeemed	(1,538,154)	(15,461,294)	(241,219)		(2,393,292)

Net increase (decrease) in shares outstanding	(1,447,751)	$(14,553,130)	360,583		$3,564,213

	R6 Class
	Year Ended October 31, 2020		February 28, 2019B to October 31, 2019
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares		Amount
Shares sold	2,293,937	$23,167,805	12,935,747	C	$130,250,579	A
Reinvestment of dividends	229,895	2,328,652	47,760		479,506
Shares redeemed	(1,663,069)	(16,327,302)	(16,756)		(168,494)

Net increase in shares outstanding	860,763	$9,169,155	12,966,751		$130,561,591

A Formerly known as Institutional Class.

B Commencement of operations.

C Seed capital was received on in the amount of $100,000 for the R6 Class. As a result, shares were issued in the amount of 10,132 for R6 Class.

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

29

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended October 31,				April 4, 2016B to October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$10.05	$9.79	$9.91	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.24	0.20	0.14	0.05
Net gains (losses) on investments (both realized and unrealized)	0.28	0.26	(0.13)	(0.05)	(0.02)

Total income from investment operations	0.39	0.50	0.07	0.09	0.03

Less distributions:
Dividends from net investment income	(0.17)	(0.24)	(0.19)	(0.15)	(0.05)
Distributions from net realized gains	–	–	–	(0.01)	–

Total distributions	(0.17)	(0.24)	(0.19)	(0.16)	(0.05)

Net asset value, end of period	$10.27	$10.05	$9.79	$9.91	$9.98

Total returnC	3.93%	5.20%	0.74%	0.91%	0.34	%D

Ratios and supplemental data:
Net assets, end of period	$172,774,140	$316,582,604	$234,919,975	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.68%	0.66%	0.69%	0.70%	1.06	%E
Expenses, net of reimbursements	0.45%	0.45%	0.45%	0.45%	0.45	%E
Net investment income, before expense reimbursements	1.15%	2.18%	1.68%	1.12%	0.29	%E
Net investment income, net of reimbursements	1.38%	2.39%	1.92%	1.37%	0.91	%E
Portfolio turnover rate	122%	58%	143%	52%	40	%F

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

30

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,				April 4, 2016A to October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$10.05	$9.79	$9.90	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.24	0.18	0.13	0.05
Net gains (losses) on investments (both realized and unrealized)	0.25	0.25	(0.11)	(0.06)	(0.02)

Total income from investment operations	0.38	0.49	0.07	0.07	0.03

Less distributions:
Dividends from net investment income	(0.16)	(0.23)	(0.18)	(0.14)	(0.05)
Distributions from net realized gains	–	–	–	(0.01)	–

Total distributions	(0.16)	(0.23)	(0.18)	(0.15)	(0.05)

Net asset value, end of period	$10.27	$10.05	$9.79	$9.90	$9.98

Total returnB	3.83%	5.09%	0.74%	0.71%	0.29	%C

Ratios and supplemental data:
Net assets, end of period	$18,928,869	$17,927,537	$3,685,857	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.74%	0.73%	0.75%	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55%	0.55%	0.55%	0.55	%D
Net investment income, before expense reimbursements	1.03%	2.14%	1.58%	1.05%	0.11	%D
Net investment income, net of reimbursements	1.22%	2.32%	1.78%	1.27%	0.85	%D
Portfolio turnover rate	122%	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

31

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,					April 4, 2016A to October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$10.05		$9.79	$9.91	$9.99	$10.00

Income (loss) from investment operations:
Net investment income	0.13	B	0.21	0.15	0.10	0.03
Net gains (losses) on investments (both realized and unrealized)	0.22		0.26	(0.11)	(0.06)	(0.01)

Total income from investment operations	0.35		0.47	0.04	0.04	0.02

Less distributions:
Dividends from net investment income	(0.14)		(0.21)	(0.16)	(0.11)	(0.03)
Distributions from net realized gains	–		–	–	(0.01)	–

Total distributions	(0.14)		(0.21)	(0.16)	(0.12)	(0.03)

Net asset value, end of period	$10.26		$10.05	$9.79	$9.91	$9.99

Total returnC	3.54%		4.80%	0.36%	0.43%	0.24	%D

Ratios and supplemental data:
Net assets, end of period	$365,190		$14,904,591	$10,995,242	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.20%		1.04%	0.92%	0.94%	1.19	%E
Expenses, net of reimbursements or recoupments	0.83%		0.83%	0.83%	0.83%	0.83	%E
Net investment income, before expense reimbursements or recoupments	0.90%		1.81%	1.41%	0.89%	0.21	%E
Net investment income, net of reimbursements or recoupments	1.27%		2.02%	1.50%	0.99%	0.57	%E
Portfolio turnover rate	122%		58%	143%	52%	40	%F

A	Commencement of operations.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

32

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31, 2020	February 28, 2019A to October 31, 2019

Net asset value, beginning of period	$10.04	$9.87

Income from investment operations:
Net investment income	0.14	0.17
Net gains on investments (both realized and unrealized)	0.25	0.17

Total income from investment operations	0.39	0.34

Less distributions:
Dividends from net investment income	(0.17)	(0.17)

Total distributions	(0.17)	(0.17)

Net asset value, end of period	$10.26	$10.04

Total returnB	3.97%	3.44	%C

Ratios and supplemental data:
Net assets, end of period	$141,893,384	$130,208,195
Ratios to average net assets:
Expenses, before reimbursements	0.64%	0.66	%D
Expenses, net of reimbursements	0.41%	0.41	%D
Net investment income, before expense reimbursements	1.13%	1.90	%D
Net investment income, net of reimbursements	1.36%	2.15	%D
Portfolio turnover rate	122%	58	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2019 through October 31, 2019 and is not annualized.

See accompanying notes

33

American Beacon FundsSM

Federal Tax Information

October 31, 2020 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Garcia Hamilton Quality Bond	-%

Qualified Dividend Income:

Garcia Hamilton Quality Bond	-%

Long-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$-

Short-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$-

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

34

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Garcia Hamilton Quality Bond Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and Garcia Hamilton & Associates, LP (“subadvisor”).

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

35

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on April 4, 2016; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of its portion of the Fund relative to the performance of a composite of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A summary of the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before the payment of distribution-related expenses and sustaining a loss after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable

36

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the fee rate negotiated by the Manager generally is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest

37

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of the fee waivers and/or expense limitations maintained by the Manager, where applicable, and the Manager’s agreement to continue the fee waivers and/or expense limitations.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Garcia Hamilton for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; (2) that for the one-year period ended December 31, 2018, the Fund’s performance ranked in the 1st Quintile of its Morningstar category, and the period of recent underperformance due to the subadvisor’s duration-management strategy resulted in longer-term underperformance; and (3) the Manager’s recommendation to continue to retain the subadvisor.

(2) Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

38

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

39

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner is expected to retire from the Board.

44

American Beacon Garcia Hamilton Quality Bond FundSM

Privacy Policy

October 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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48

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/20

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$291,427	10/31/2019
$286,669	10/31/2020

(b) Audit Related Fees	Fiscal Year Ended
$0	10/31/2019
$0	10/31/2020

(c) Tax Fees	Fiscal Year Ended
$43,525	10/31/2019
$48,125	10/31/2020

(d) All Other Fees	Fiscal Year Ended
$0	10/31/2019
$0	10/31/2020

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$43,525	$625,313	N/A	10/31/2019
$48,125	$221,475	N/A	10/31/2020

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 8, 2021

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: January 8, 2021